HOST AMERICA CORPORATION
                              Two Broadway
                        Hamden, Connecticut 06518
                             (203) 248-4100
                            ________________


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MARCH 28, 2002
                            ________________


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY given that an annual meeting of shareholders of Host America Corporation ("Host") will be held at 9:00 a.m., local time on March 28, 2002 at Two Broadway, Hamden, Connecticut 06518, for the following purpose:

     1. To approve the merger and issuance of shares of Host common stock to shareholders of Selectforce, Inc. ("Select"), an Oklahoma corporation, and related transactions pursuant to the merger agreement dated as of October 26, 2001 by and among Host and Select pursuant to which Select will merge with Host Merger Corp ("HMC"), a Colorado corporation and wholly-owned subsidiary of Host. A vote in favor of the merger will also be a vote in favor of the election of Tammi Didlot to serve on the board of directors as a Class II director, until the next annual meeting of shareholders. The merger is more completely described in the accompanying proxy statement, and a copy of the merger agreement is attached as Appendix C to the proxy statement.

     2.   To elect two Class I directors to serve for the next three years.

     3. To ratify the selection of DiSanto Bertoline & Company, P.C. as independent auditors of Host for the year ending June 28, 2002.

     4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     This proxy statement and the accompanying proxy are being mailed to shareholders on or about March 15, 2002.

     Host's board of directors has determined that the merger and the other proposals are advisable and in the best interests of Host and you, and unanimously recommends that you vote to approve the proposals.

     We describe the merger and the other proposals more fully in the accompanying proxy statement, which we urge you to read.

     The close of business on March 14, 2002 has been fixed by Host's board of directors as the record date for the determination of shareholders entitled to notice of and to vote at the Host annual meeting or any adjournment or postponement. Only holders of record of shares of common stock and Series A preferred stock of Host at the close of business on the record date may vote at the Host annual meeting. A complete list of the shareholders entitled to vote at the annual meeting will be available for examination by any holder of Host shares at Host's executive offices in Hamden, Connecticut. A majority of the holders of outstanding Host shares, counted as a single class, must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. The affirmative vote of a majority of the holders of outstanding Host shares, voting as a single class, is required to approve the merger. The two nominees for director receiving the most votes for election will be elected director, provided that a quorum is present. The proposal to ratify the selection of the independent auditors will be approved if the votes cast in favor of the proposal exceed the votes cast against it, again provided that a quorum is present. If a quorum is not present at the meeting, a vote for adjournment will be taken among shareholders present or represented by proxy. If a majority of shareholders present or represented by proxy vote for adjournment, it is Host's intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     Your vote is important. To assure that your shares are represented at the annual meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the postage-paid envelope provided, whether or not you plan to attend the annual meeting in person. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. You may vote in person at the annual meeting even if you have returned a proxy.

                                   By Order of the Board of Directors



                                   GEOFFREY RAMSEY
                                   President


Hamden, Connecticut
March 15, 2002

                   ___________________________________

                             PROXY STATEMENT
                                   of
                        HOST AMERICA CORPORATION

                     ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MARCH 28, 2002
                 ___________________________________

     We are mailing this proxy statement and accompanying form of proxy to the shareholders of Host America Corporation ("Host") on or about
March 15, 2002.

     This proxy statement relates to the solicitation of proxies by the board of directors of Host for use at a annual meeting of holders of Host common stock and Series A preferred stock to be held at 9:00 a.m., local time, on March 28, 2002, at Two Broadway, Hamden, Connecticut 06518 and at any adjournments and postponements of the annual meeting. Host is holding the annual meeting to consider and act upon the following proposal:

     1. To approve the merger and issuance of shares of Host common stock to shareholders of Selectforce, Inc. ("Select"), an Oklahoma corporation, and related transactions pursuant to the merger agreement dated as of October 26, 2001 by and among Host and Select pursuant to which Select will merge with Host Merger Corp ("HMC"), a Colorado corporation and wholly-owned subsidiary of Host. A vote in favor of the merger will also be a vote in favor of the election of Tammi Didlot to serve on the board of directors as a Class II director, until the next annual meeting of shareholders. The merger is more completely described in the accompanying proxy statement, and a copy of the merger agreement is attached as Appendix C to the proxy statement.

     2.   To elect two Class I directors to serve for the next three years.

     3. To ratify the selection of DiSanto Bertoline & Company, P.C. as independent auditors of Host for the year ending June 28, 2002.

     4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     The close of business on March 14, 2002 has been fixed by Host's board of directors as the record date for the determination of shareholders entitled to notice of and to vote at the Host annual meeting or any adjournment or postponement. Only holders of record of shares of common stock and Series A preferred stock of Host at the close of business on the record date may vote at the Host annual meeting. A complete list of the shareholders entitled to vote at the annual meeting will be available for examination by any holder of Host shares at Host's executive offices in Hamden, Connecticut. A majority of the holders of outstanding Host shares, counted as a single class, must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. The affirmative vote of a majority of the holders of outstanding Host shares, voting as a single class, is required to approve the merger. The two nominees for director receiving the most votes for election will be elected director, provided that a quorum is present.
The proposal to ratify the selection of the independent auditors will be approved if the votes cast in favor of the proposal exceed the votes cast against it, again provided that a quorum is present. If a quorum is not present at the meeting, a vote for adjournment will be taken among shareholders present or represented by proxy. If a majority of shareholders present or represented by proxy vote for adjournment, it is Host's intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     Your vote is important. To assure that your shares are represented at the annual meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the postage-paid envelope provided, whether or not you plan to attend the annual meeting in person. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. You may vote in person at the annual meeting even if you have returned a proxy.

     PLEASE PAY PARTICULAR ATTENTION TO THE "RISK FACTORS" SECTION BEGINNING ON PAGE 10 OF THIS PROXY STATEMENT WHICH DESCRIBES RISKS THAT YOU SHOULD CONSIDER IN DECIDING WHETHER TO VOTE FOR THE MERGER.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED THE MERGER DESCRIBED IN THIS PROXY STATEMENT, NOR HAVE THEY DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. FURTHERMORE, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THE FAIRNESS OR MERITS OF THE MERGER. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


            Proxy Statement dated March 15, 2002

                           SUMMARY TERM SHEET

     This summary term sheet highlights selected information from this proxy statement and may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the appendices, and the other documents we refer to for a more complete understanding of the merger.

DATE, PLACE AND TIME               The annual meeting will be held at
 (PAGE 22):                        9:00 a.m., local time, on March 28,
                                   2002, at Two Broadway, Hamden,
                                   Connecticut 06518.

PURPOSE OF THE ANNUAL MEETING      At the annual meeting, you will be
 (PAGE 22):                        asked to approve the merger and
                                   issuance of shares of Host common stock
                                   to shareholders of Select and related
                                   transactions pursuant to the merger
                                   agreement dated as of October 26, 2001
                                   by and among Host, Select and HMC
                                   pursuant to which Select will merge
                                   with HMC, and become a wholly-owned
                                   subsidiary of Host.  You will also be
                                   asked to elect two Class I directors of
                                   Host and to ratify the selection of
                                   Host's independent auditors.

RECORD DATE (PAGE 22):             You can vote at the annual meeting of
                                   Host shareholders if you owned Host
                                   common stock or Series A preferred
                                   stock at the close of business on
                                   March 14, 2002.  You can cast
                                   one vote for each share of Host common
                                   stock or Series A preferred stock that
                                   you owned at that time.  The holders of
                                   a majority of Host common and Series A
                                   preferred stock, counted as a single
                                   class, issued and outstanding and
                                   entitled to vote at the annual meeting,
                                   present in person or represented by
                                   proxy, shall constitute a quorum at all
                                   meetings of shareholders.

VOTE REQUIRED TO APPROVE THE       Shares of common stock and Series A
PROPOSALS (PAGE 23):               preferred stock will vote as a single
                                   class.  To approve the merger proposal,
                                   the holders of a majority of the Host
                                   shares outstanding must vote in favor
                                   of doing so.  The two nominees for
                                   director receiving the most votes for
                                   election will be elected director,
                                   provided that a quorum is present.  The
                                   proposal to ratify the selection of the
                                   independent auditors will be approved
                                   if the votes cast in favor of the
                                   proposal exceed the votes cast against
                                   it, again provided that a quorum is
                                   present.

PROXIES (PAGE 22):                 You may vote your shares in person by
                                   attending the annual meeting or by
                                   mailing us your proxy if you are unable
                                   or do not wish to attend.  You can
                                   revoke your proxy at any time before we
                                   take a vote at the meeting by
                                   sending a written notice revoking the
                                   proxy or a later-dated proxy to the
                                   secretary of Host, or by attending the
                                   annual meeting and voting in person.

VOTE NECESSARY TO APPROVE          Because approval of the merger
THE MERGER (PAGE 23):              agreement requires the affirmative vote
                                   of the holders of a majority of the
                                   outstanding shares of Host's stock
                                   voting as a single class, as of the
                                   record date, abstentations, failures to
                                   vote and broker non-votes will have the
                                   same effect as a vote against approval
                                   of the merger agreement.


                               THE PARTIES
                               -----------

HOST AMERICA CORPORATION           Host is a contract food management
TWO BROADWAY                       organization which specializes in
HAMDEN, CONNECTICUT 06518          providing full service corporate
(203) 248-4100                     dining, special event catering, "meals-
 (PAGE 63):                        on-wheels" and other senior feeding
                                   programs, school meal programs, and
                                   vending and office coffee service to
                                   business and industry accounts in the
                                   northeastern United States.  Host
                                   currently has operations in
                                   Connecticut, Massachusetts, New York,
                                   New Hampshire, New Jersey, Rhode Island
                                   and Texas.

SELECTFORCE INC.                   Select is a regional employment
6601 N. BROADWAY                   screening company offering criminal
OKLAHOMA CITY, OK 73116            histories, motor vehicle reports,
(405) 842-2088                     worker's compensation records,
 (PAGE 72):                        verification of education and social
                                   security numbers, credit reports and
                                   previous employment verification.
                                   Select currently has operations in
                                   Oklahoma, Texas, Missouri, Kansas and
                                   Arkansas.

HOST MERGER CORP                   HMC is a wholly-owned subsidiary of
TWO BROADWAY                       Host and was organized to merge with
HAMDEN, CONNECTICUT                Select and has not conducted any
(203) 248-4100                     unrelated activities since its
 (PAGE 31):                        organization.  After the merger, HMC
                                   will remain as the surviving entity and
                                   change its name to Select.


                               THE MERGER
                               ----------

OVERVIEW (PAGE 24):                Host and Select have entered into a
                                   merger agreement whereby Select will
                                   merge with HMC.   HMC, as the surviving
                                   corporation, will remain a wholly-owned
                                   subsidiary of Host.  Select
                                   shareholders will receive Host's
                                   "restricted" common stock in exchange
                                   for their Select common stock.
                                   Following the merger, pre-merger Host
                                   shareholders will own 1,470,147 shares
                                   of Host's common stock and 700,000
                                   shares of Series A preferred stock and
                                   pre-merger Select shareholders will own
                                   700,000 shares of Host common stock.
                                   The merger agreement is attached to
                                   this proxy statement as

                                   Appendix C.

RECOMMENDATION OF THE BOARD        The board of directors has unanimously
OF DIRECTORS (PAGE 26):            approved the merger agreement.  The
                                   board believes that the terms of the
                                   merger agreement are fair to, and in
                                   the best interests of, Host and its
                                   shareholders, and unanimously
                                   recommends that shareholders of Host
                                   common stock and Series A preferred
                                   stock vote "FOR" approval of the merger
                                   and the issuance of Host common stock
                                   to the shareholders of Select and
                                   related transactions pursuant to the
                                   merger.

MANAGEMENT AND OPERATIONS          Following the merger, Host and Select
FOLLOWING THE MERGER               will continue to carry on their
 (PAGE 76):                        respective historical operations in
                                   substantially the same manner as they
                                   were carried on prior to the merger
                                   with Select operating as a wholly-owned
                                   subsidiary of Host.

                                   The present management of each company
                                   will initially continue to manage their
                                   respective companies.

STOCK OWNERSHIP OF                 On the record date, directors and
MANAGEMENT AND CERTAIN             executive officers of Host may be
SHAREHOLDERS (PAGE 87):            deemed to be the beneficial owners of
                                   approximately 49% of the voting power
                                   of Host.  Each of the directors and
                                   executive officers who hold common
                                   stock and Series A preferred stock of
                                   Host have indicated that they intend to
                                   vote "FOR" the merger and each of the
                                   other proposals submitted to the Host
                                   shareholders.

TAX TREATMENT (PAGE 28):           Assuming the merger is consummated as
                                   currently structured, the merger of
                                   Select into HMC will qualify as a
                                   nontaxable reorganization under Section
                                   368(a)(1)(A) of the Internal Revenue
                                   Code of 1986, as amended.  Neither
                                   Host, the pre-merger Host shareholders,
                                   HMC nor Select will recognize any gain
                                   or loss as a result of the merger.

ACCOUNTING TREATMENT               The merger is expected to be treated as
 (PAGE 29):                        a purchase transaction for accounting
                                   and financial reporting purposes.

NO DISSENTERS' RIGHTS              Under Colorado law the merger does not
 (PAGE 30):                        afford a Host shareholder the right to
                                   dissent and obtain payment of the fair
                                   value of the shareholder's shares in
                                   Host.

NO OPINION OF FINANCIAL ADVISER    Based on management's belief that the
 (PAGE 27):                        merger is fair to all shareholders and
                                   in their best interests, Host has not
                                   obtained a fairness opinion from any
                                   financial adviser or consultant.

RISKS ASSOCIATED WITH THE          You should be aware of and carefully
MERGER (PAGE 10):                  consider the risks relating to the
                                   merger and the businesses of Host and
                                   Select described under "Risk Factors."

                            TABLE OF CONTENTS

                                                                     Page
                                                                     ----

SUMMARY TERM SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . .3
QUESTIONS AND ANSWERS ABOUT THE MERGER . . . . . . . . . . . . . . . . .9
RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
 Risks Related to Select . . . . . . . . . . . . . . . . . . . . . . . 10
 Risks Related to Host . . . . . . . . . . . . . . . . . . . . . . . . 11
 Risks Related to the Merger . . . . . . . . . . . . . . . . . . . . . 16
COMPARATIVE PER SHARE DATA . . . . . . . . . . . . . . . . . . . . . . 19
MARKET PRICE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 20
THE HOST ANNUAL MEETING. . . . . . . . . . . . . . . . . . . . . . . . 22
  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
  Date, Time and Place . . . . . . . . . . . . . . . . . . . . . . . . 22
  Matters to be Considered at the Annual Meeting . . . . . . . . . . . 22
  Record Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
  Voting of Proxies. . . . . . . . . . . . . . . . . . . . . . . . . . 22
  Votes Required . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
  Quorum; Abstentions and Broker Non-Votes . . . . . . . . . . . . . . 23
  Solicitation of Proxies and Expenses . . . . . . . . . . . . . . . . 24
  Board Recommendation . . . . . . . . . . . . . . . . . . . . . . . . 24
PROPOSAL 1 - THE MERGER. . . . . . . . . . . . . . . . . . . . . . . . 24
  Background of the Merger . . . . . . . . . . . . . . . . . . . . . . 25
  Reasons for the Merger; Recommendation of the Board of Directors . . 26
  No Opinion of Financial Advisor. . . . . . . . . . . . . . . . . . . 27
  Interests of Certain Persons in the Merger . . . . . . . . . . . . . 27
  Employment and Non-competition Agreements. . . . . . . . . . . . . . 28
  Material Federal Income Tax Considerations . . . . . . . . . . . . . 28
  Anticipated Accounting Treatment . . . . . . . . . . . . . . . . . . 29
  Restrictions on Sale of Shares by Affiliates of Host and Select. . . 29
  Operations Following the Merger. . . . . . . . . . . . . . . . . . . 30
  No Dissenters' Rights. . . . . . . . . . . . . . . . . . . . . . . . 30
THE MERGER AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . 31
  The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
  Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
  Conversion of Securities . . . . . . . . . . . . . . . . . . . . . . 31
  Exchange of Stock Certificates . . . . . . . . . . . . . . . . . . . 31
  Representations and Warranties . . . . . . . . . . . . . . . . . . . 32
  Certificate of Select Shareholders . . . . . . . . . . . . . . . . . 32
  Certain Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . 33
  Conditions to Completion of the Merger . . . . . . . . . . . . . . . 35
  Additional Agreements. . . . . . . . . . . . . . . . . . . . . . . . 37
  Termination of the Merger Agreement. . . . . . . . . . . . . . . . . 37
PROPOSAL 2 - ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . 39
PROPOSAL 3 - RATIFICATION OF SELECTION OF DISANTO BERTOLINE &
  COMPANY, P.C. AS INDEPENDENT AUDITORS FOR 2002 . . . . . . . . . . . 40

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF HOST. . . . . . . . . . . . . . . . . . 42
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF SELECT. . . . . . . . . . . . . . . . . 52
SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA. . . . . . . . . . 54
BUSINESS OF HOST . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
BUSINESS OF SELECT . . . . . . . . . . . . . . . . . . . . . . . . . . 72
MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76
EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . 81
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. . . . . . . . 89
DESCRIPTION OF HOST CAPITAL STOCK. . . . . . . . . . . . . . . . . . . 90
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . . . . . 91
DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS. . . . . . . . . . . . . . 91
OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91
LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
WHERE YOU CAN FIND MORE INFORMATION. . . . . . . . . . . . . . . . . . 92
INDEX TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . 93

APPENDICES

A    Articles of Incorporation
B    Bylaws
C    Merger Agreement and Amendment to Merger Agreement
D    Form of Employment Agreement for Tammi Didlot
E    Form of Non-Competition Agreement for Roger Lockhart

                 QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:   WHY IS HOST PROPOSING TO ACQUIRE SELECT?

A: Host is proposing to acquire Select because Host believes that it can expand Select's customer base by offering Select's services to Host's current corporate clients and marketing Select's services to potential Host clients as an additional service offering. Management believes that Host's clients will find Select's services useful and that Host will gain a significant advantage over its competitors.

Q: WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE TO APPROVE AND ADOPT THE MERGER?

A: In the opinion of the board of directors, the terms and provisions of the merger agreement and the merger are fair to and in the best interests of Host and our shareholders. To review the background of and reasons for the merger, see pages 25 to 27.

Q:   WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: We are working to complete the merger during our third quarter of 2002. Because the merger is subject to various conditions, however, we cannot predict the exact timing. The merger agreement contemplates that we would have completed the merger by December 31, 2001. However, that date was extended to March 31, 2002 pursuant to an amendment to the merger agreement. If the merger is not completed by March 31, 2002, either party may terminate the merger agreement. We do not anticipate that it will be necessary to extend this date past March 31, 2002.

Q:   WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the annual meeting of shareholders. If you sign and send in your proxy and do not indicate how you want to vote, we will count your proxy as a vote in favor of the proposals presented at the meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not instruct your broker, your shares will not be voted.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the merger or if you need additional copies of this proxy statement or the enclosed proxy, please contact Geoffrey Ramsey at:
     Host America Corporation
     Two Broadway
     Hamden, Connecticut 06518
     (203) 248-4100

                              RISK FACTORS

     In deciding whether to approve the merger, you should consider the following risks related to Select's business, Host's business and the merger. You should carefully consider these risks along with the other information in this proxy statement and the documents to which Host has referred. See "Where You Can Find More Information" on page 92.

RISKS RELATED TO SELECT

SELECT DOES NOT HAVE ANY LONG-TERM AGREEMENTS WITH ITS CLIENTS AND ITS FUTURE SUCCESS IS DEPENDENT ON REPEAT BUSINESS AND OBTAINING NEW CLIENTS.

     Select's success depends on attracting and retaining clients. Although Select has client agreements, it does not have contracts, and as such depends on fluctuating demand for its services. There can be no assurance that Select will be able to retain existing clients or attract new clients. Select's failure to retain existing clients or attract new clients could have a material adverse effect on Select's future profitability.

SELECT IS DEPENDENT ON ITS ACCESS TO GOVERNMENT RECORDS, WHICH COULD BE LIMITED OR PREVENTED BY VARIOUS GOVERNMENT REGULATION.

     Select obtains much of the background information requested by its clients from public databases at the federal, state and local level. Access and use of this information is subject to various rules, laws and guidelines. Any significant changes in these rules, laws or guidelines could have a material adverse effect on Select's operations and limit its ability to conduct its operations.

SELECT COMPETES WITH NUMEROUS COMPANIES, INCLUDING ITS POTENTIAL CLIENTS, MANY OF WHICH HAVE GREATER FINANCIAL AND OTHER RESOURCES THAN THOSE OF SELECT.

     Select encounters significant competition in each area of the pre-employment screening market in which it operates. Many of Select's competitors have significantly greater financial and other resources than Select. Competition may result in price reductions, decreased gross margins and loss of market share. In addition, existing or potential clients may elect to perform their own background investigations, thereby eliminating Select's opportunity to provide its services. In addition, technological advances including database management and the internet, may result in significant changes to how Select performs and delivers its services, and could result in increased competition and/or decreased demand for its services. Furthermore, Select's ability to compete could be adversely impacted if it is unable to pass price increases on to customers or if its information costs increase. There can be no assurance that Select will be able to compete successfully in the future, or that technological changes and competition will not have a material adverse effect on Select's business.

SELECT DEPENDS UPON ITS KEY PERSONNEL AND MAY EXPERIENCE DIFFICULTY IF IT FAILS TO RETAIN SUCH PERSONNEL.

     Select's future success depends to a significant extent on the efforts and abilities of its President, Tammi Didlot and Operations Manager, Cheryl York. Although Select has negotiated a 3 year employment agreement with Tammi Didlot and has good relations with Ms. York, the loss of the services of these individuals could have a material adverse effect on Select's business, financial condition and results of operations.

RISKS RELATED TO HOST

     The following risks pertain to Host and its business and are applicable without regard to whether the merger occurs.

HOST'S SUCCESS DEPENDS ON ITS ABILITY TO RETAIN AND RENEW EXISTING CLIENT CONTRACTS.

     Host's success depends on its ability to retain and renew existing client contracts and to obtain and successfully negotiate new client contracts. Certain of Host's corporate dining contracts representing approximately 23% of Host's annual sales are from two major customers. There can be no assurance that Host will be able to retain and renew existing client contracts or obtain new contracts or that such contracts will be profitable. Host's failure to retain and renew existing contracts or obtain new contracts could have a material adverse effect on Host's business, financial condition and results of operations.

HOST MAY NOT BE REIMBURSED FOR INVESTMENT IN A CLIENT'S FACILITY.

     Typically Host is required to make capital improvements to a client's facility at the start of a contract to secure an account. Historically, Host has funded these expenditures from cashflow and short-term borrowings. To the extent Host is unable to be reimbursed for a part of these costs or enter into long-term contracts or is unable to retain existing clients, Host could experience short-term cashflow problems or be required to seek additional outside financing. Additional financing may not be available on favorable terms or at all.

HOST MAY LOSE CUSTOMERS IF BUILDING OWNERS FAIL TO RETAIN TENANTS.

     Host's customers consist primarily of tenants in large office complexes and buildings in the northeastern United States. Accordingly, Host is dependent, in large part, on the building owners to attract and retain quality tenants by offering competitive rental rates, favorable locations and adequate maintenance services. To the extent these entities fail to provide a favorable rental atmosphere and retain existing tenants, Host may lose customers, revenues, and potentially a food service contract irrespective of the quality of its food service facility. If Host were to lose customers due to building vacancies, it could have an adverse material effect on Host's operations and financial condition.

FLUCTUATING FOOD PRICES AND SHORTAGES MAY AFFECT THE QUALITY AND VARIETY OF FOOD HOST IS ABLE TO OFFER AT A GIVEN LOCATION.

     Host is subject to fluctuating food prices and availability of certain food items which varies by location. Although Host's contracts with its clients allow for certain adjustments due to rising prices over a specified period of time, often times Host must take a reduced margin to insure the availability of certain required food groups and avoid customer dissatisfaction. Although most shortages last only a short period of time, shortages in certain items may adversely affect the quality and variety of food offered at a given location. Host attempts to anticipate shortages by centralized buying for its various locations, by placing large orders with reliable suppliers and following trends in product availability and price.

HOST DEPENDS UPON ITS KEY PERSONNEL AND MAY EXPERIENCE DIFFICULTY
ATTRACTING AND RETAINING KEY EMPLOYEES.

     Host's future success depends to a significant extent on the efforts and abilities of its executive officers, Geoffrey W. Ramsey and David J. Murphy and the services of Lindley's executive officers, Gilbert Rossomando and Mark Cerreta. Although Host has employment agreements with these individuals, the loss of the services of these individuals could have a material adverse effect on Host's business, financial condition and results of operations. Host believes that its future success also will depend significantly upon its ability to attract, motivate and retain additional highly skilled managerial personnel. Competition for such personnel is intense, and there can be no assurance that Host will be successful in attracting, assimilating and retaining the personnel it requires to grow and operate profitability. Host obtained a $1,000,000 key man life insurance policy on Messrs. Ramsey, Murphy, Rossomando and Cerreta of which Host is the beneficiary.

HOST MAY BE UNABLE TO HIRE AND TRAIN A SUFFICIENT NUMBER OF QUALIFIED WORKERS TO SATISFY CUSTOMER REQUIREMENTS.

     From time to time, Host must hire and train a number of qualified food service managers and temporary workers to provide food service at a new corporate location or scheduled events at other locations. Host may encounter difficulty in hiring sufficient numbers of qualified individuals to staff these events, which could have a material adverse effect on its business, financial condition and results of operations.

HOST MAY FAIL TO COMPETE EFFECTIVELY IN ITS MARKET.

     Host encounters significant competition in each area of the contract food service market in which it operates. Certain of Host's competitors compete with Host on both a national and local basis and have significantly greater financial and other resources than Host. Competition may result in price reductions, decreased gross margins and loss of market share. In addition, existing or potential clients may elect to "self operate" their food service, thereby eliminating the opportunity for Host to compete for the account. There can be no assurance that Host will be able to compete successfully in the future or that competition will not have a material adverse effect on Host's business, financial condition or results of operations.

ANY ACQUISITIONS THAT HOST UNDERTAKES COULD BE DIFFICULT TO INTEGRATE AND COULD DISRUPT ITS BUSINESS, DILUTE SHAREHOLDER VALUE AND ADVERSELY AFFECT HOST'S OPERATIONS.

     A component of Host's strategy is to pursue acquisitions of related businesses. There can be no assurance, however, that Host will be able to identify, negotiate and consummate acquisitions or that acquired businesses can be operated profitably or integrated successfully into Host's food service operations. In addition, acquisitions by Host are subject to various risks generally associated with the acquisition of businesses, including the financial impact of expenses associated with the integration of acquired businesses. There can be no assurance that Host's historic or future acquisitions will not have an adverse impact on Host's business, financial condition or results of operations. If suitable opportunities arise, Host anticipates that it would finance future acquisitions through available cash, bank lines of credit or through additional debt or equity financing. There can be no assurance that such debt or equity financing would be available to Host on acceptable terms when, and if, suitable strategic opportunities arise. If Host were to consummate one or more significant acquisitions in which part or all of the consideration consisted of equity, shareholders of Host could suffer a significant dilution of their interests in Host.

GOVERNMENT REGULATIONS COULD ADVERSELY AFFECT HOST'S BUSINESS.

     Host's business is subject to various governmental regulations incidental to its operations, such as environmental, employment, and safety regulations. In addition, Host is subject to state health department regulations and yearly inspections. Food service operations at the various locations are subject to sanitation and safety standards, and state and local licensing of the sale of food products. Cost of compliance with these various regulations is not material. However, there can be no assurance that additional federal and state legislation or changes in the regulatory environment will not limit the activities of Host in the future or increase the cost of regulatory compliance.

EFFECTIVE CONTROL BY CURRENT OFFICERS AND DIRECTORS AND SIGNIFICANT SALES BY OFFICERS AND DIRECTORS COULD HAVE A NEGATIVE IMPACT ON SHARE PRICE.

     Host's current officers, directors and family members beneficially own approximately 49% of the total voting stock outstanding. Host's Articles of Incorporation do not authorize cumulative voting in the election of directors and as a result, Host's officers and directors currently are, and in the foreseeable future will continue to be, in a position to have a significant impact on the outcome of substantially all matters on which shareholders are entitled to vote, including the election of directors. In addition, based on the large number of shares currently owned by management, any sales of significant amounts of shares by Host's officers and directors, or the prospect of such sales, could adversely affect the market price of Host's common stock. Certain officers and directors are currently subject to lock-up agreements with respect to certain of their shares. In addition, these individuals, if and when they sell their shares, are subject to the volume limitations imposed by Rule 144 with respect to sales by affiliates.

HOST DOES NOT ANTICIPATE PAYMENT OF DIVIDENDS AND SHAREHOLDERS ARE WHOLLY DEPENDENT UPON THE MARKET FOR THE COMMON STOCK TO REALIZE ECONOMIC BENEFIT.

     Host has paid no cash dividends on its common stock and has no present intention of paying cash dividends in the foreseeable future. It is the present policy of the board of directors to retain all earnings to provide for the growth of Host. Payment of cash dividends in the future will depend, among other things, upon Host's future earnings, requirements for capital improvements, the operating and financial conditions of Host and other factors deemed relevant by the board of directors.

HISTORICALLY HOST'S STOCK PRICE HAS BEEN VOLATILE, WHICH MAY MAKE IT MORE DIFFICULT TO RESELL SHARES AT PRICES THAT ARE ATTRACTIVE.

     The trading price of Host's common stock and warrants has been and may continue to be subject to wide fluctuations. Host's stock price may fluctuate in response to a number of events and factors, such as quarterly variations in operating results, announcements of management innovations or new customer accounts and acquisitions by Host or its competitors, changes to financial estimates and recommendations by securities analysts, the operating and stock price performance of other companies that investors may deem comparable, and news reports relating to trends in Host's markets. In addition, the stock market in general, and the market prices for related companies in particular, have experienced volatility that often has been unrelated to the operating performance of such companies. These broad market and industry fluctuations may adversely affect the price of Host's stock, regardless of its operating performance.

ANTI-TAKEOVER PROVISIONS COULD MAKE IT MORE DIFFICULT FOR A THIRD PARTY TO ACQUIRE HOST EVEN IF IT IS IN THE BEST INTERESTS OF HOST'S SHAREHOLDERS.

     Host's board of directors has the authority to issue up to an additional 1,300,000 shares of preferred stock and to determine the price, rights, preferences, privileges and restrictions, including voting rights, of those shares without any further vote or action by the shareholders.
The rights of the holders of common stock may be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change of control of Host without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock. Host has no present plans to issue additional shares of preferred stock. Further, certain provisions of Host's charter documents, including provisions eliminating the ability of shareholders to raise matters at a meeting of shareholders without giving advance notice, may have the effect of delaying or preventing changes in control or management of Host. In addition, Host's charter documents do not permit cumulative voting, which may make it more difficult for a third party to gain control of our board of directors.

IF HOST COMMON STOCK BECOMES SUBJECT TO "PENNY STOCK" REGULATIONS, SECURITIES AND EXCHANGE COMMISSION REGULATIONS MAY IMPOSE SIGNIFICANT LIMITATIONS ON THE ABILITY OF BROKER-DEALERS TO ENTER TRADES IN ITS COMMON STOCK.

     If Host's securities were delisted from Nasdaq, and no other exclusion from the definition of a "penny stock" under applicable Securities and Exchange Commission regulations was available, such securities would be subject to the penny stock rules. A "penny stock" is defined as a stock that has a price of $5.00 or less. The rules relating to "penny stocks" impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally defined as investors with net worth in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with a spouse). For example, the broker-dealer must deliver to its customer prior to effectuating any transaction, a risk disclosure document which sets forth information as to the risks associated with "penny stocks," information as to the salesperson, information as to the bid and ask prices of the "penny stock," the importance of the bid and ask prices to the purchaser, and investor's rights and remedies if the investor believes he/she has been defrauded. Also, the broker-dealer must disclose to the purchaser its aggregate commission received on the transaction, current quotations for the securities and monthly statements which provide information as to market and price information. In addition, for transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase and must have received the purchaser's written consent to the transaction prior to sale.
Consequently, delisting from Nasdaq, if it were to occur, could affect the ability of broker-dealers to sell Host's securities.

HOST HAS NOT BEEN IN COMPLIANCE WITH THE COVENANTS OF A DEMAND NOTE PAYABLE AND TERM NOTE PAYABLE.

     In connection with the July 31, 2000 acquisition of Lindley, Host obtained a $2,500,000 term note and a demand note payable of up to $1,200,000 from Webster Bank. The term note and demand note payable are collateralized by substantially all of the assets of Host and its wholly owned subsidiary, Lindley. In addition, the notes are subject to and contain certain financial covenants, non-compliance with which would be considered an event of default and provide the bank with the right to demand repayment of the full indebtedness prior to the maturity date. Host was not in compliance with certain of these covenants as of its fiscal year end and at the end of its second quarter on December 28, 2001. Specifically, Host was not in compliance with the following covenants: (1) total indebtedness to net worth of 1.50:1.00; (2) funded debt to EBITDA of 2.5:1.00; (3) current ratio of 1.35:1.00; (4) EBITDA to current maturities of long-term debt plus interest expense of 1.4:1.00; and (5) reduction of line of credit to an amount no greater than $330,000 for thirty consecutive days. The bank must approve the merger and the assets of Select will be pledged to the bank upon completion of the merger.

     Host failed the covenants driven by profitability and liquidity due to a delay in the acquisition of Lindley and the greater than anticipated cash flow requirements associated with that acquisition.

     In a commitment letter dated February 15, 2002, the bank agreed to modify the amount of the revolving line of credit from $1,200,000 to $1,600,000, change the borrowing base definition from 70% to 75% of eligible accounts receivable, extend the expiration date to November 30, 2002, and change the variable interest rate to the banks prime rate plus 1.5% per annum. The bank also agreed to modify the term note agreement principally as follows:

     1. Reduce the term note by $400,000 and apply the balance to the revolving line of credit.
     2. Require monthly principal payments of $25,416 with the remaining balance due at maturity, November 30, 2003.
     3.   Require personal guarantees of two officers/stockholders.
     4.   Require a success fee of $150,000 due upon maturity.
     5. Require within ninety (90) days of the closing, Host America shall establish with Webster Bank a blocked depository account in the amount of not less than $150,000.
     6.   Require quarterly covenant measurements as follows:
               a.   Current ratio equal to or greater than 1:1
               b. Debt to net worth shall be equal to or less than 1.50:1
               c. Funded debt to EBITDA shall be measured commencing with the fiscal quarter ended March 29, 2002 and shall at all times be less than or equal to 4.00:1.00. Quarterly thereafter, the covenant shall reduce by 50 basis points to 2.50:1.00 by December 31, 2002. The covenant shall remain at 2.50:1.00 quarterly thereafter.
               d. Debt service coverage ratio shall be equal to or greater than 1.0:1 for the quarter ending March 29, 2002 increasing each quarter to 1.20:1 on a cumulative rolling four (4) quarter basis ending December 27, 2002 and thereafter.

RISKS RELATED TO THE MERGER

SELECT SHAREHOLDERS WILL RECEIVE A FIXED NUMBER OF SHARES OF HOST COMMON STOCK DESPITE CHANGES IN MARKET VALUE OF HOST COMMON STOCK.

     Upon the merger's completion, Select shareholders will receive an aggregate of 700,000 shares of Host common stock. Accordingly, the specific dollar value of Host common stock that will be issued upon the merger's completion will depend on the market value of Host common stock when the merger is completed and may increase from the date you submit your proxy. There will be no adjustment for changes in the market price of Host common stock. In addition, neither Select nor Host may terminate the merger agreement or "walk away" from the merger or re-solicit the vote of its shareholders solely because of changes in the market price of Host common stock. The share price of Host common stock is by nature subject to the general price fluctuations in the market for publicly traded equity securities and has experienced significant volatility. We urge you to obtain recent market quotations for Host common stock. Host cannot predict or give any assurances as to the market price of Host common stock at any time before or after the completion of the merger.

UPON COMPLETION OF THE MERGER, PRE-MERGER HOST SHAREHOLDER'S OWNERSHIP OF HOST WILL BE DILUTED.

     Upon completion of the merger, pre-merger Host shareholders' ownership in post-merger Host will be reduced to 75.6% of the total then outstanding Host shares. Select shareholders will own 24.4% of the total then outstanding Host shares. Following the merger, Select shareholders will own 32.2% of the outstanding common stock of Host. Accordingly, such shareholders will have significant influence in determining the outcome of any corporate transaction or other matter submitted to the shareholders for approval, including the election of directors, mergers, consolidations and the sale of all or substantially all of Host's assets.

THE BENEFITS OF THE MERGER MAY NOT BE REALIZED.

     Host and Select entered into the merger agreement with the expectation that the merger will result in certain benefits for the shareholders of both companies, including strengthening Host's relationship with its clients by being able to offer Select's services, a value-added service for potential clients setting Host apart from the competition. There is no assurance that any of the benefits will be realized.

THE MERGER COULD ADVERSELY AFFECT COMBINED FINANCIAL RESULTS.

     If the benefits of the merger do not exceed the costs associated with the merger, including any dilution to shareholders resulting from the merger, the combined financial results of Host and Select, including earnings per share, could be adversely affected. Specifically, Host and Select expect to incur direct transaction costs of approximately $200,000 in connection with the merger.

THE MARKET PRICE OF HOST COMMON STOCK MAY DECLINE AS A RESULT OF THE
MERGER.

     The market price of Host common stock may decline as a result of the merger if:

     * Host does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial or industry analysts; or
     * the effect of the merger on Host's financial results is not consistent with the expectations of financial or industry analysts.

HOST DID NOT OBTAIN A FAIRNESS OPINION OR INDEPENDENT EVALUATION.

     Host has not obtained a fairness opinion with respect to the fairness of the transaction to the Host shareholders. Accordingly, the Host shareholders have no independent evaluation of the fairness of the number of shares to be issued to Select.

THE PRINCIPAL OFFICERS AND SHAREHOLDERS OF SELECT MAY SIGNIFICANTLY INFLUENCE MATTERS TO BE VOTED ON BY SHAREHOLDERS FOLLOWING THE MERGER.

     The executive officers, directors and 5% shareholders of Select currently beneficially own approximately 81% of the outstanding shares of common stock of Select, and after the merger will beneficially own approximately 28% of the outstanding shares of Host common stock. Accordingly, they will have significant influence in determining the outcome of any corporate transaction or other matter submitted to the shareholders for approval, including the election of directors, mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. The interests of these shareholders may differ from the interests of the other shareholders.

YOU MAY EXPERIENCE SUBSTANTIAL DILUTION AS A RESULT OF HOST'S ABILITY TO ISSUE SUBSTANTIAL AMOUNTS OF ADDITIONAL SHARES WITHOUT SHAREHOLDER APPROVAL.

     Following the merger, Host will have an aggregate of approximately 77,826,463 shares of common stock authorized but unissued. Although there are no present plans, agreements, commitments or undertakings with respect to the issuance of additional shares, or securities convertible into any such shares, any shares issued would further dilute the percentage ownership held by the public shareholders.

THE MARKET PRICE OF HOST SHARES MAY EXPERIENCE PRICE AND VOLUME
FLUCTUATIONS.

     Broad market fluctuations may adversely affect the market price of Host common stock. The stock market has, from time to time, experienced extreme price and volume fluctuations.

     The market price of Host common stock could be subject to significant fluctuations due to a variety of factors, including:

     *    public announcements concerning Host or its competitors;
     *    fluctuations in operating results;
     * introductions of new products or services by Host or its competitors; and
     *    changes in analysts' earnings estimates.

     In the past, companies that have experienced volatility in the market price of their stock have been the object of securities class action litigation. If Host were the object of securities class action litigation, it could result in substantial costs and a diversion of Host's management's attention and resources and have a material adverse effect on Host business, results of operation and financial condition.

FUTURE SALES OF SHARES OF HOST COMMON STOCK MAY NEGATIVELY AFFECT OUR STOCK
PRICE.

     If shareholders sell substantial amounts of Host common stock, including shares issuable upon the exercise of outstanding options and warrants in the public market, the market price of Host common stock could fall. These sales also might make it more difficult for Host to sell equity securities in the future at a time and price that Host deems appropriate. Persons who may be deemed to be affiliates of either Host or Select include individuals or entities that control, are controlled by, or are under common control of either Host or Select and may include some of the officers, directors, or principal shareholders of Host or Select. Affiliates may not sell their shares of common stock acquired in connection with the merger except pursuant to:

     * an effective registration statement under the Securities Act covering the resale of those shares;
     *    an exemption under paragraph (d) of Rule 145 under the Securities
          Act; or
     *    another applicable exemption under the Securities Act.

                       COMPARATIVE PER SHARE DATA

     The following table sets forth unaudited data concerning the net income (loss) and book value per share for Host and Select on a historical basis and on a pro forma combined basis after giving effect to the merger:

HOST COMMON STOCK:                         SIX MONTHS ENDED          YEAR ENDED
                                           DECEMBER 28, 2001        JUNE 29, 2001
                                           -----------------        -------------
  Net income (loss) per share:
   Historical . . . . . . . . . . . . . . .    $NIL                    $(.03)
   Pro forma combined . . . . . . . . . . .    $NIL                    $(.03)
  Book value per share at end of period:
   Historical . . . . . . . . . . . . . . .    $2.48                   $2.48
   Pro forma combined . . . . . . . . . . .    $2.50                   $2.40

SELECT COMMON STOCK:                          YEAR ENDED             YEAR ENDED
                                           DECEMBER 31, 2001      DECEMBER 31, 2000
                                           -----------------      -----------------
  Net income (loss) per share:
   Historical . . . . . . . . . . . . . . .    $ .19                  $(.05)
   Pro forma combined . . . . . . . . . . .    $ .02                  $(.17)
  Book value per share at end of period:
   Historical . . . . . . . . . . . . . . .    $ .93                  $ .74
   Pro forma combined . . . . . . . . . . .    $2.50                  $1.99

     Shares used in computing the net loss per share data have been derived from each company's historical weighted average shares outstanding for the historical data and adjusted to give effect to the ratio of the shares issuable to each company's shareholders as of the merger for the pro forma combined data. Book value data was derived from each company's historical book value at the end of the period and applied to the ratio of the shares issuable to each company's shareholders at the merger date for the historical data and adjusted to reflect the effect of the merger.

                        MARKET PRICE INFORMATION

HOST MARKET PRICE DATA

     Host's common stock is quoted on the Nasdaq SmallCap Market under the symbol "CAFE." The following table sets forth the high and low sales price as reported by the Nasdaq SmallCap Market for the Host common stock for the fiscal years indicated.

                            2002                  2001                  2000
                       --------------        ----------------      ---------------
                        HIGH      LOW         HIGH      LOW         HIGH      LOW
First Quarter          $2.78     $2.65       $5.38     $4.19       $3.38     $2.00
Second Quarter         $2.88     $1.93       $5.00     $2.28       $4.38     $3.06
Third Quarter          $  -      $  -        $3.44     $2.13       $5.38     $3.43
Fourth Quarter         $  -      $  -        $4.25     $2.71       $5.75     $3.88

     Host's warrants to purchase common stock are quoted on the NASDAQ Small Cap Market System under the symbol "CAFEW". The following table sets forth the range of high and low sales prices for the fiscal years indicated.


                            2002                  2001                  2000
                       --------------        ----------------      ---------------
                        HIGH      LOW         HIGH      LOW         HIGH      LOW
First Quarter          $0.38     $0.35       $1.31     $0.88       $0.56     $0.25
Second Quarter         $0.39     $0.20       $1.13     $0.38       $0.90     $0.38
Third Quarter          $  -      $  -        $0.81     $0.38       $1.34     $0.75
Fourth Quarter         $  -      $  -        $0.95     $0.45       $1.31     $0.88

     Host had approximately 672 shareholders of record as of March 14, 2002. Host has not declared or paid any cash dividends on its common stock and presently intends to retain its future earnings, if any, to fund the development and growth of its business and, therefore, does not anticipate paying any cash dividends in the foreseeable future.

SELECT MARKET PRICE DATA

     There is no trading market in the common stock of Select. As of March 14, 2002, Select had 26 shareholders and had 748,700 shares of common stock issued and outstanding. As of the date of this proxy statement, Select does not have any options, warrants, or other convertible securities outstanding.

     Shareholders of Select are not eligible to utilize Rule 144 for sales of common stock. In general, under Rule 144, a person who has beneficially owned restricted shares for at least one year would be entitled to sell, within any three-month period, a number of shares that does not exceed one percent of the number of shares of common stock then outstanding. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information. Although, Select's shareholders have held their shares of common stock for greater than one year, Select does not presently meet the current public information requirements, and as such, no shares of Select are eligible to be sold pursuant to Rule 144. In addition, Select has not agreed to register any sales of Select common stock under the Securities Act, whether offered pursuant to an employee benefit plan, or otherwise.

     For the past two years, Select has not paid any cash dividends on its common stock. Any future dividends will be subject to the discretion of the board of directors and will depend on, among other things, future earnings, Select's operating and financial condition, Select's capital requirements, and general business conditions.

RECENT CLOSING PRICES

     On April 2, 2001, the last trading day before announcement of the signing of the letter of intent regarding the merger, the closing price per share of Host common stock on the Nasdaq SmallCap Market was $2.53. On March 27, 2001, five business days before announcement of the signing of the letter of intent, the closing price per share of Host common stock on the Nasdaq SmallCap Market was $3.25. On March 11, 2002, the latest practicable trading day before the printing of this proxy statement, the closing prices per share of Host common stock on the Nasdaq SmallCap
Market was $2.50.

     Because the market price of Host common stock is subject to fluctuation, the market value of the shares of Host common stock that holders of Select common stock will receive in the merger may increase or decrease prior to and following the merger. We urge shareholders to obtain current market quotations for Host common stock. No assurance can be given as to the future prices or markets for Host common stock.

                         THE HOST ANNUAL MEETING

GENERAL

     We are furnishing this proxy statement to holders of Host America Corporation common stock and Series A preferred stock in connection with the solicitation of proxies by the Host board of directors for use at the annual meeting of shareholders of Host to be held on March 28, 2002, and at any adjournment or postponement thereof.

     This proxy statement is first being furnished to Host shareholders on or about March 15, 2002.

DATE, TIME AND PLACE

     The annual meeting will be held on Marhc 28, 2002 at 9:00 a.m., local time, at Two Broadway, Hamden, Connecticut 06518.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the annual meeting and any adjournment or postponement of the annual meeting, Host shareholders will be asked:

     1. To approve the merger and issuance of shares of Host common stock to shareholders of Select, an Oklahoma corporation, and related transactions pursuant to the merger agreement dated as of October 26, 2001 by and among Host and Select pursuant to which Select will merge with Host Merger Corp ("HMC"), a Colorado corporation and wholly-owned subsidiary of Host. A vote in favor of the merger will also be a vote in favor of the election of Tammi Didlot to serve on the board of directors as a Class II director, until the next annual meeting of shareholders.

     2.   To elect two Class I directors to serve for the next three years.

     3. To ratify the selection of DiSanto Bertoline & Company, P.C. as independent auditors of Host for the year ending June 28, 2002.

     4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

RECORD DATE

     Host's board has fixed the close of business on March 14, 2002 as the record date for determination of Host shareholders entitled to notice of and to vote at the annual meeting.

VOTING OF PROXIES

     We request that Host shareholders complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to Host. Brokers holding shares in "street name" may vote the shares only if the shareholder provides instructions on how to vote. Brokers will provide directions on how to instruct the broker to vote the shares. All properly executed proxies that Host receives prior to the vote at the annual meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies or, if no direction is indicated, "FOR" the merger agreement and the other proposals. Other than the proposals listed above, Host's board does not currently intend to bring any other business before the annual meeting and, so far as Host's board knows, no other matters are to be brought before the annual meeting. If other business properly comes before the annual meeting, the proxies will vote in accordance with their own judgment.

     Shareholders may revoke their proxies at any time prior to its use:

     (1) by delivering to the Secretary of Host a signed notice of revocation or a later-dated, signed proxy; or

     (2)  by attending the annual meeting and voting in person.

     Attendance at the annual meeting does not in itself constitute the revocation of a proxy.

VOTES REQUIRED

     As of the close of business on March 14, 2002, there were 1,473,537 shares of common stock and 700,000 shares of Series A preferred stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. Similarly, each share of Series A preferred stock is entitled to one vote. Shares of common stock and Series A preferred stock will vote as a single class on all matters submitted for approval. The holders of a majority of the outstanding shares of Host common stock and Series A preferred stock entitled to vote and voting as a single class must approve the merger proposal. The two nominees for director receiving the most votes for election will be elected director, provided that a quorum is present. The proposal to ratify the selection of the independent auditors will be approved if the votes cast in favor of the proposal exceed the votes cast against it, again provided that a quorum is present.

     As of March 14, 2002, directors and executive officers of Host beneficially owned an aggregate of 1,065,749 shares of Host common and Series A preferred stock or approximately 49% of the total shares of Host voting stock outstanding on such date. The directors and executive officers of Host have indicated their intention to vote their shares of Host common stock and Series A preferred stock in favor of the proposals submitted for approval to the Host shareholders. As of March 14, 2002, directors and executive officers of Select owned 46,400 shares of Host common stock, and intend to vote their shares in favor of the proposals.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

     The required quorum for the transaction of business at the annual meeting is holders, present or by proxy, of a majority of the shares of Host common stock and Series A preferred stock, counted as a single class, issued and outstanding on the record date. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be voted for the proposals and will have the same effect as shares voted against the merger proposal. Abstentions and broker non-votes will have no effect on the election of directors or the proposal to approve the selection of the independent auditors. Brokers holding shares for beneficial owners cannot vote on the actions proposed in this proxy statement without the owners' specific instructions. Accordingly, Host shareholders are urged to return the enclosed proxy card marked to indicate their vote.

SOLICITATION OF PROXIES AND EXPENSES

     Host will bear its own expenses in connection with the solicitation of proxies for its annual meeting of shareholders, including printing and filing costs and expenses incurred in connection with this proxy statement. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners.

BOARD RECOMMENDATION

     The Host board has determined that the merger and related transactions are advisable and fair to, and in the best interests of, Host and its shareholders. Accordingly, the board unanimously has approved the merger and unanimously recommends that shareholders vote "FOR" approval of the merger. Furthermore, Host's board believes that proposals 2 and 3 are also in the best interests of Host and its shareholders and recommends that shareholders vote "FOR" approval of these proposals.

     The matters to be considered at the annual meeting are of great importance to Host shareholders. Accordingly, Host shareholders are urged to read and carefully consider the information presented in this proxy statement, and to complete, date, sign and promptly return the enclosed proxy in the enclosed postage-paid envelope.


                               PROPOSAL 1
                               ----------

                               THE MERGER

     This section of the proxy statement describes material aspects of the proposed merger. While we believe that the description covers the material terms of the merger and the related transactions, this summary may not contain all of the information that is important to Host shareholders. Shareholders should read the entire merger agreement and the other documents we refer to carefully and in their entirety for a more complete understanding of the merger.

     The following discussion of the background of the merger and the parties' reasons for the merger and the potential benefits that could result from the merger contains forward-looking statements that involve risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements. The actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors."

BACKGROUND OF THE MERGER

     During 2000, Host began using Select to do screening on newly hired employees and developed a professional relationship with Select. Select's management was in the New England area visiting in September 2000 and had a dinner meeting with members of Host's management. During the meeting, Host learned about Select's business, its financial make-up and the growing need for employers to screen potential new employees, in an effort to provide a safe and secure workplace. With many of the new food service bids requiring background checks and drug screening, the relationship between the two companies grew. Host management was impressed with the professional way that Select conducted its business and approached Select to explore if Select had an interest in merging. Host asked each board member for input, and members of the board responded with positive comments, feeling there were strategic advantages in acquiring Select.
Some of the advantages identified were:

     * Host, already in the "outsourced food service" business, could provide another "outsourced service" to its existing customers;
     *    Select's history of generating a profit and strong balance sheet;
     * Select had low overhead and no working capital tied up in inventory;
     * Host could provide marketing, sales, and accounting expertise to Select; and
     * Host could provide market presence in the densely populated northeast market.

     Host management discussed as an alternative to the merger the possibility of providing management services to Select under a management service contract. Host decided that if it was going to expend energy to help Select grow its business, then Host wanted an equity position so it could be rewarded for its efforts. Neither side pursued an alternative with a third party because both sides felt they were getting a fair and reasonable deal.

     Host management conducted due diligence on Select including interviewing Select's President, Tammi Didlot, visiting Select's headquarters in Oklahoma City, talking with employees and looking at Select's financial statements. The merger was negotiated between top management of both companies. Representing Host was Geoffrey Ramsey and David Murphy. Representing Select was Roger Lockhart. Early negotiations centered on how the merger was to be structured. Host determined that it would not be able to proceed with a merger if it included a significant cash component because Host had limited liquidity and did not believe that it would be able to raise sufficient funds given what management considered to be poor market conditions. Thus, the parties agreed to structure the merger as a stock exchange without any cash component and all stock consideration. Host pursued its due diligence and worked on a valuation. It was also agreed that Tammi Didlot was an important part of Select and that a long-term employment contract for her would be part of the transaction.

     After reviewing Select's financials, Host determined that an appropriate valuation for Select was between $1,900,000 and $2,000,000. This price was determined by Select's historical growth, profit, balance sheet and the likelihood that this performance would continue. The pre-employment screening business has been a growing industry and, in the wake of the September 11th tragedy, should continue to grow. Host's original offer was set at $1,900,000, which was rejected by Select. After several counter offers the merger price was set at approximately $2,100,000. The next step in the process was to determine a share price. This negotiation took place during the week of January 22nd, 2001 and into the beginning of the following week. Host's common stock share price during that week was between $3.00 and $3.25. Both parties agreed on a share price of $3.00 for a total of 700,000 shares of Host restricted stock as consideration for the merger.

     On March 8, 2001, the board of directors approved a merger between Host and Select and on March 16, 2001, Host entered into a Letter of Intent ("LOI") with Select. The LOI provided for the acquisition by Host of all of the outstanding shares of Select in consideration for the issuance to the sellers of up to 700,000 shares of Host "restricted" common stock.

     In the course of the negotiations with Select, Select agreed to make a $150,000 loan to Host, pursuant to the terms of a promissory note executed by the parties. The promissory note bears interest at the rate of 9.25% per annum and is payable in full by Host on December 28, 2001, which has subsequently been extended to June 28, 2002. The loan to Host was made independent from the proposed merger, although it was made to assist Host with working capital and other expenses that may be incurred in connection with the merger. Repayment of the loan is not affected by the merger transaction closing or failing to close and the note continues to be an obligation of Host. There are no additional loans contemplated between the parties.

REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors of Host has approved the merger based on the following perceived benefits to Host and its shareholders:

     * Select has been profitable and has grown its revenues from operations by approximately 12% a year. Management believes the added cash flow will improve our liquidity and reduce our need for immediate additional capital. In addition, the merger will strengthen our balance sheet by combining their pre-merger assets of approximately $887,000.

     * Select has experienced management, including Ms. Tammi Didlot, its current President. Upon completion of the merger, Ms. Didlot will enter into a long-term employment agreement with Host. Ms. Didlot will initially supervise the Select marketing effort to our existing clients highlighting the benefits of employee screening and evaluation. She also will assist Host in obtaining new customer accounts with the employee-screening component while continuing Select's services on a stand-alone basis, in New England and Oklahoma.

     * Host's operations are capital and labor-intensive requiring large cash investments for equipment and supplies for each new customer account. On the other hand, Select can effectively expand their existing services to our customers with the addition of only a few trained employees.

     * Employee screening offers Host's present and future customers a significant value-added service. Management believes employees are conscious of the need to insure the quality of their employees and provide safety in the workplace.

     * Current market conditions in the capital markets have made it very difficult for companies of our size to raise funds needed to expand existing services. Our acquisition of Select will allow us to add a compatible service without a large capital infusion or adding a significant number of new employees.

     * The belief the terms of the merger are fair and reasonable after extensive negotiations between the respective managements.

     * The expected tax free treatment of the merger for U.S. federal income tax purposes.

     The Host board also identified and considered a number of potentially negative factors in its deliberations concerning the merger including the following:

     * the risk that the potential benefits of the merger may not be realized;

     *    the level of dilution to be experienced by Host shareholders;

     * the possibility that the merger may not be consummated, even if approved by Host's and Select's shareholders; and

     * other applicable risks described in this proxy statement under "Risk Factors."

     Host's board concluded, however, that, on balance, the merger's potential benefits to Host and its shareholders outweighed the associated risks. The discussion of the information and factors considered by Host's board reflects all material factors considered by the board. In view of the variety of factors considered in connection with its evaluation of the merger, Host's board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

NO OPINION OF FINANCIAL ADVISOR

     The Management of Host believes the merger is fair and in the best interests of the shareholders of the respective corporations. The board believes Host will benefit by adding a new iperating subsidiary which is profitable and allow Host to provide a value added service to its existing food services. The board of Select believes by merging with a much larger public company its shareholders will receive shares in a public company and corresponding liquidity in their shareholdings. Accordingly, neither board elected to obtain a fairness opinion for the aforementioned reasons and the costs that would be incurred in connection with obtaining such an opinion.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Upon consummation of the merger, it is anticipated that the directors and officers of Host and their affiliates will beneficially own approximately 37% of the then total outstanding shares of Host common stock and Series A preferred stock, counted as a single class, calculated on the basis set forth under the heading "Securities Ownership of Certain Beneficial Owners and Management." The current directors and executive officers of Host before the merger will remain the directors and executive officers of Host after the merger with Select. In addition, the merger agreement provides that Tammi Didlot the current President of Select will remain as the

President of Select as a subsidiary of Host, after the merger. Furthermore, Ms. Didlot will be nominated and appointed as a director of Host following the merger. Mr. Lockhart, the sole director of Select, currently holds 46,400 shares of Host common stock and 56,400 publicly-traded warrants to purchase common stock and will own 392,330 shares of Host common stock after the merger. Mr. Lockhart is a registered representative of ViewTrade Securities, Inc., a registered broker-dealer. ViewTrade may or may not make a market in the Host common stock following the merger.

EMPLOYMENT AND NON-COMPETITION AGREEMENTS

     Pursuant to the terms of the merger agreement, Tammi Didlot, the current President of Select shall execute an employment agreement for a period of three years with Host. The agreement will provide that Ms. Didlot will serve as the President of Select, as a subsidiary of Host, following the merger. She will be paid an initial annual salary of $82,420. Ms. Didlot will also receive benefits according to the benefit programs available to Host's senior management. Pursuant to the terms of her employment agreement, she will be eligible to receive bonuses to be paid in shares of Host's common stock and cash. The employment agreement requires Ms. Didlot to maintain the confidentiality of company secrets and contains a one-year non-competition provision applicable from the date of termination or three years from the date of the employment agreement, whichever is longer, to any company located within 150 miles of any account that Select provided services to or solicited. A copy of Ms. Didlot's employment agreement is attached as Appendix D.

     Furthermore, the pre-merger director of Select, Roger Lockhart, will enter into a non-competition agreement with Host which generally provides that he will maintain the confidentiality of company secrets and contains a one-year non-competition provision from the date of the agreement to any company located within the United States which offers pre-employment screening services. A copy of Mr. Lockhart's non-competition agreement is attached as Appendix E.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

     The law firm of Berenbaum, Weinshienk & Eason, P.C., counsel to Host, has issued a tax opinion with respect to the tax consequences of the proposed transaction. The following discussion is a summary of the material U.S. federal income tax consequences of the proposed merger. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based upon the Code, and related Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect. The discussion does not encompass the effects of the tax laws (whether income, property, transfer or other forms of tax laws) of any jurisdiction (e.g., states, municipalities or foreign countries) other than U.S. federal income tax laws. Host shareholders are advised to consult their own tax advisors regarding the federal income tax consequences of the proposed merger in light of their personal circumstances and consequences under state, local and foreign tax laws.

     In the event that the merger is consummated as currently structured, the merger of Select into HMC will qualify as a nontaxable reorganization under Section 368(a)(1)(A) and Section 368(a)(2)(D) of the Code. In such case, neither Host, HMC nor Select will recognize any gain or loss as a result of the merger. In addition, the pre-merger Host shareholders will also not recognize gain or loss as a result of the merger, as such shareholders will hold the same Host shares after the merger as such shareholders held prior to such merger. The adjusted bases and holding periods of the Host shares held by the pre-merger Host shareholders will also be unaffected by the merger.

BECAUSE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES DISCUSSED ABOVE DEPEND UPON EACH SHAREHOLDER'S PARTICULAR TAX STATUS, AND DEPEND FURTHER UPON FEDERAL INCOME TAX LAWS, REGULATIONS, RULINGS AND DECISIONS WHICH ARE SUBJECT TO CHANGE (WHICH CHANGES MAY BE RETROACTIVE IN EFFECT), EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR FOR A COMPLETE DESCRIPTION OF THE TAX CONSEQUENCES TO THE SHAREHOLDER BASED UPON EACH SHAREHOLDER'S PARTICULAR CIRCUMSTANCES.

ANTICIPATED ACCOUNTING TREATMENT

     The merger is expected to be accounted for using the purchase method of accounting in accordance with generally accepted accounting principles. Host will be deemed the acquiror for accounting and financial reporting purposes. Accordingly, future historical financial statements of the combined entity, assuming consummation of the transactions contemplated hereby, will be those of Host prior to the merger and include Select only from the date of the merger. A final determination of required purchase accounting adjustments and the fair value of Select's assets and liabilities has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial statements appearing elsewhere in this proxy statement are preliminary and have been made solely for purposes of developing such pro forma financial information to comply with disclosure requirements of the Securities and Exchange Commission. See "Summary Unaudited Pro Forma Combined Financial Data."

RESTRICTIONS ON SALE OF SHARES BY AFFILIATES OF HOST AND SELECT

     The shares of Host common stock to be issued in connection with the merger will not be registered under the Securities Act and will not be freely transferable under the Securities Act. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under common control of either Host or Select and may include some of the officers, directors, or principal shareholders of Host or Select. Affiliates may not sell their shares of Host common stock acquired in connection with the merger except pursuant to:

     * an effective registration statement under the Securities Act covering the resale of those shares;

     *    an exemption under paragraph (d) of Rule 145 under the Securities
          Act; or

     *    another applicable exemption under the Securities Act.

OPERATIONS FOLLOWING THE MERGER

     Following the merger, Select will operate as a wholly owned subsidiary of Host. Both Host and Select will continue to pursue their respective businesses in a manner consistent with their operations prior to the merger. Upon consummation of the merger, it is anticipated that the boards of directors and management of Host will remain unchanged, except that Ms. Didlot will be nominated and appointed as a Class II director of Host and will remain as President of Select following the merger. The shareholders of Select will become shareholders of Host, and their rights as shareholders will be governed by Host's certificate of incorporation and bylaws and the laws of the State of Colorado.

NO DISSENTERS' RIGHTS

     In certain corporate transactions, shareholders who disagree with the proposed corporate action are granted the statutory right to dissent from the action and to have the fair value of their shares of the company's stock determined and paid such value in lieu of maintaining their share ownership. Under Colorado law, the merger referenced herein does not afford any Host shareholder the right to dissent and obtain payment of the fair value of his or her Host shares.

                          THE MERGER AGREEMENT

     The following is a brief summary of the material provisions of the merger agreement, a copy of which is attached as Appendix C to this proxy statement and incorporated herein by reference. We urge you to read the merger agreement in its entirety for a more complete description of the merger.

THE MERGER

     The merger will be carried out pursuant to the terms of the merger agreement. Under the terms of the merger agreement, HMC, a Colorado corporation and a wholly-owned subsidiary of Host, will merge with and into Select. Following the merger, HMC will be the surviving corporation and will change its name to Selectforce, Inc. The merger will take place following approval and adoption of the merger by the Host shareholders and the Select shareholders and the satisfaction or waiver of the other conditions of the merger.

EFFECTIVE TIME

     At the closing of the merger, the parties will cause the merger to become effective by filing certificates of merger with the Secretary of State of the States of Colorado and Oklahoma. Host and Select are working toward completing the merger as soon as possible and hope to complete the merger during the third quarter of Host's fiscal year 2002. Because the merger is subject to a number of conditions, however, we cannot predict the exact timing. If the merger is not consummated by December 31, 2001 (subsequently amended by the parties to March 31, 2002), the merger agreement may be terminated by either party.

CONVERSION OF SECURITIES

     At the effective time, Select shareholders will receive as purchase price consideration an aggregate of 700,000 shares of Host "restricted" common stock.

     Each issued and outstanding share of Host stock will not be affected by the merger and will represent one share of Host stock after the merger.

EXCHANGE OF STOCK CERTIFICATES

     At the effective time of the merger, Select stock will be cancelled and Select shareholders will receive instruments representing ownership of Host common stock. Select shareholders will deliver to Host at closing the certificates representing the shares of Select stock owned, fully endorsed in blank by the shareholder or accompanied by blank stock powers.

     Host shareholders will not exchange their stock certificates in connection with the merger.

REPRESENTATIONS AND WARRANTIES

     Select and Host each made a number of customary representations and warranties in the merger agreement about their authority to enter into the merger agreement and to consummate the other transactions contemplated by the merger agreement and about aspects of their business, financial condition, structure and other facts pertinent to the merger, including, among others:

     * due organization, qualification to do business and good standing of each of Select and Host;

     *    capital structure of each of Select and Host;

     * the authorization, execution, delivery and enforceability of the merger agreement and related documents, the consummation of the transactions contemplated by the merger agreement and related documents;

     * conflicts under charters or bylaws, required consents or approvals and violations of any instruments or law;

     * documents and financial statements filed with the SEC or provided and the accuracy of information contained therein;

     *    the absence of undisclosed liabilities;

     *    the absence of certain material adverse events or changes;

     *    litigation;

     *    governmental authorization; and

     *    material contracts and commitments.

     The representations and warranties in the merger agreement are complicated and not easily summarized. We urge shareholders to read carefully the articles in the merger agreement entitled "Representations and Warranties of Selectforce Concerning Selectforce" and "Representations and Warranties of Host and HMC."

CERTIFICATE OF SELECT SHAREHOLDERS

     The merger agreement provides that prior to the closing, Select shall obtain in writing a certificate from each Select shareholder representing and warranting the following:

     * all action on the part of the individual shareholder necessary for the authorization, execution and delivery of the merger agreement has been taken;

     * each shareholder owns and is transferring to Host, good, valid and marketable title to the Select shares and there are no outstanding options, warrants or rights to acquire any of the shares;

     * the Host common stock will be acquired for investment and not with a view to the resale or distribution of the stock;

     * each shareholder has received and had the opportunity to review the reports filed by Host with the Securities and Exchange Commission;

     * each shareholder understands that the Host common stock to be received in the merger is "restricted" as defined under the Securities Act of 1933; and

     * there are no voting trusts, proxies or other voting agreements with respect to the voting of the capital stock of Select.

CERTAIN COVENANTS

COVENANTS OF SELECT

     ACCESS AND COOPERATION. The merger agreement provides that Select will allow the officers and authorized representatives of Host and HMC access to all sites, properties, books and records of Select and will furnish such other data to Host and HMC as they may reasonably request.

     CONDUCT OF BUSINESS. Pursuant to the merger agreement, Select has agreed that, during the period from the date of the merger agreement until the effective time, except as contemplated by the merger agreement, it will conduct its operations in the ordinary and usual course of business consistent with its business plan and seek to preserve intact its current business organization, perform all of its obligations under agreements relating to or affecting its assets, properties or rights, seek to keep available the service of its current officers and employees, maintain its properties and facilities in good working order, maintain or reduce present salaries and commission levels and seek to preserve its relationships with customers, suppliers and others it has business dealings with. Host and Select further agreed that prior to the effective time, Select would not, without the prior written consent of Host:

     *    amend its certificates of incorporation or bylaws;

     * authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents;

     * declare, set aside or pay any dividend or other distribution in respect of its capital stock; or redeem, repurchase or otherwise acquire any of its securities;

     * sell, assign, lease or transfer any property or equipment except in the normal course of business;

     *    adopt a plan of merger or consolidation;

     *    waive any material rights or claims of Select;

     * commit a breach or amend or terminate any material documents or right; and

     * enter into any transaction outside the ordinary course of business.

     NO SOLICITATION. The merger agreement provides that, from the date of the merger agreement until the termination thereof, Select will not, nor will it authorize or permit any officer, director or employee or representative of Select to, directly or indirectly:

     * solicit, initiate or encourage the submission of any business combination proposal, or

     * participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to the company, or take any other action to facilitate, any merger or acquisition proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any acquisition proposal.

     NOTIFICATION OF CERTAIN MATTERS. Select shall provide Host with prompt notice of the occurrence or non-occurrence of any event which would cause any representation or warranty made by Select in the merger agreement or elsewhere to be untrue or inaccurate in any material respect. Select shall also notify Host of any material failure to comply with or satisfy any covenant, condition or agreement pursuant to the merger agreement.

     FINAL FINANCIAL STATEMENTS. Prior to closing, Select shall provide Host with unaudited balance sheets as of the end of all months following December 31, 2000 and the unaudited statements of income and cash flows for all months ended after December 31, 2000, disclosing no material adverse change in the financial condition or the results of Select's operations from the financial statements as of December 31, 2000.

COVENANTS OF HOST

     COOPERATION. Host will cooperate with Select, its representatives and counsel in the preparation of any documents which may be required in connection with the merger agreement or necessary to complete the merger.

     NOTIFICATION OF CERTAIN MATTERS. Host shall provide Select with prompt notice of the occurrence or non-occurrence of any event which would cause any representation or warranty made by Host in the merger agreement or elsewhere to be untrue or inaccurate in any material respect. Host shall also notify Select of any material failure to comply with or satisfy any covenant, condition or agreement pursuant to the merger agreement.

     NO SOLICITATION. The merger agreement provides that, from the date of the merger agreement until the termination thereof, Host will not, nor will it authorize or permit any officer, director or employee or representative of Host to, directly or indirectly:

     * solicit, initiate or encourage the submission of any business combination proposal, or

     * participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to the company, or take any other action to facilitate, any merger or acquisition proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any acquisition proposal.

CONDITIONS TO COMPLETION OF THE MERGER

     Host's and Select's respective obligations to complete the merger and the related transactions are subject to approval of the merger agreement and the merger by Host's and Select's shareholders as well as the prior satisfaction or waiver (if permitted by applicable law) of each of the conditions described below before completion of the merger.

CONDITIONS TO OBLIGATIONS OF HOST

     The obligation of Host to complete the merger is also subject to the following additional conditions:

     * the representations and warranties of Select in the merger agreement shall be true and correct in all material respects when made and on and as of the effective time, except for changes contemplated by the merger agreement, with the same force and effect as if made on and as of the effective time;

     * all actions, proceedings, instruments and documents required to carry out the merger agreement and all other related legal matters shall be satisfactory to Host and to counsel;

     * no action before a court or other governmental agency shall have been instituted or threatened to restrain or prohibit the merger and no governmental agency shall have taken any other action as a result of which Host deems it inadvisable to proceed with the merger;

     * all necessary consents of and filings with any governmental agency shall have been obtained;

     * Select shall deliver to Host a certificate issued by the Secretary of State of Oklahoma that Select is in good standing;

     * no event or circumstance constituting a material adverse change with respect to Select shall have occurred;

     * the president of Select shall deliver to Host the officer's certificate;

     * Host shall receive incumbency certificates from Select certifying the names, titles and signatures of the officers authorized to execute merger related documents on behalf of Select;

     * Host shall have obtained a release of each of the officers and directors of Select related to all matters involving Select;

     * Tammi Didlot shall have executed an employment agreement for three years with Host and the director of Select, Roger Lockhart, shall have executed a non-competition agreement; and

     * Host shall have received a legal opinion from counsel to Select in form and substance reasonably acceptable to Host and its counsel.

CONDITIONS TO OBLIGATIONS OF SELECT

     The obligation of Select to complete the merger is also subject to the following additional conditions:

     * the representations and warranties of Host in the merger agreement shall have been true and correct in all material respects when made on and as of the effective date, with the same force and effect as if made on and as of the effective date;

     * Host shall have performed or complied in all material respects with all agreements and covenants required by the merger agreement;

     * no action before a court or other governmental agency shall have been instituted or threatened to restrain or prohibit the merger and no governmental agency shall have taken any other action as a result of which Select deems it inadvisable to proceed with the merger;

     * all necessary consents of and filings with any governmental agency shall have been made, including the filing of this proxy statement with the Securities and Exchange Commission;

     * Select and Select shareholders shall receive incumbency certificates from Host certifying the names, titles and signatures of the officers authorized to execute merger related documents on behalf of Host;

     * there shall not have occurred any event, effect or change that has or would be expected to have a material adverse effect on Host;

     * Select shall have received a legal opinion from counsel to Host in form and substance reasonably acceptable to Select and its counsel; and

     * Select shall have been provided with a certificate executed on behalf of Host by the president to the effect that certain conditions contained in the merger agreement have been satisfied.

ADDITIONAL AGREEMENTS

     Host and Select have mutually agreed to use reasonable best efforts to do all things necessary or advisable to consummate the transactions contemplated by the merger agreement including the completion and delivery of each parties disclosure letter. The parties have further agreed that the initial press release in connection with the merger agreement will be reviewed by Select and Host will consult Select with respect to all subsequent press releases with respect to the merger agreement. Host has also agreed to form HMC, to pay all expenses related to the independent audit of Select and to file with the Nasdaq SmallCap Market a Notification Form for Listing Additional Shares with regards to the shares of Host common stock issuable pursuant to the merger agreement.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time by:

     *    mutual consent of Host and Select;

     * either Host or Select if such party is not in material breach of its obligations under the merger agreement and if the effective time has not occurred by December 31, 2001 (subsequently amended to March 31, 2002), which date may be continued for up to an additional ninety (90) days to permit clearance by the SEC of this proxy statement. The right to terminate the merger agreement is not available to any party if its failure to fulfill any obligation has been a principal cause of the failure of the effective time to occur on or before such date of termination;

     * Host if it is not in material breach of its obligations under the merger agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in the merger agreement on the part of Select and such breach has not been cured as of the closing date;

     * Select if it is not in material breach of its obligations under the merger agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in the merger agreement on the part of Host, and such breach has not been cured as of the closing date;

     * Select if the Host Disclosure Letter is not completed and delivered to Select on or before December 21, 2001 or if the Host Disclosure Letter contains information which causes Select to determine it would be inadvisable to proceed with the merger;

     * Host if the Select Disclosure Letter is not completed and delivered to Host on or before December 21, 2001 or if the Select Disclosure Letter contains information which causes Host to determine it would be inadvisable to proceed with the merger; or

     * Select on or before thirty (30) days after the date of the merger agreement, if it determines that the merger would result in an adverse obligation and the parties have been unable to agree to a restructuring of the transaction.

     In the event of termination of the merger agreement and the abandonment of the merger, the merger agreement shall become void and of no effect with no liability on the part of any party thereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives); provided, however, no such termination shall relieve any party hereto of any liability or damages resulting from breaches of the merger agreement or any of its representations, warranties, covenants or agreements or in the schedules delivered by such party, including legal and audit costs and out-of-pocket expenses.

                               PROPOSAL 2
                               ----------

                          ELECTION OF DIRECTORS

     Host's articles of incorporation, as amended, provide that the members of our board of directors shall be divided into three classes, as nearly equal in number as possible, with one class being elected each year. Directors in each class are elected for three-year terms.

     The two nominees for director receiving the most votes for their election will be elected directors, assuming a quorum is present. Abstentions and broker non-votes will have no effect on the election of directors. Shareholders do not have the right to cumulate their votes for directors. The persons named in the enclosed form of proxy, unless otherwise directed therein, intend to vote such proxy "FOR" the election of the nominees named below as a director for the term specified. If a nominee becomes unavailable for any reason, the persons named in the proxy are expected to vote for such nominees as are recommended by management. Management has no reason to believe that the nominees will be unavailable or unwilling to serve if elected to office.

     The board of directors has nominated two persons for election as director at the meeting to serve for three-year terms. The nominees are currently serving as directors and have consented to serve for the new terms if re-elected.

     The board of directors recommends a vote "FOR" the election of each of the nominees identified below as a director for a three-year term.

               PRESENT DIRECTORS NOMINATED FOR RE-ELECTION
               -------------------------------------------

                                                    DIRECTOR     TERM TO
    NAME              AGE    POSITION                SINCE       EXPIRE
    ----              ---    --------                -----       ------

Patrick J. Healy      57     Director                 1998        2004
John D'Antona         58     Director                 1998        2004

                     DIRECTORS CONTINUING IN SERVICE
                     -------------------------------

                                                    DIRECTOR     TERM TO
    NAME              AGE    POSITION                SINCE       EXPIRE
    ----              ---    --------                -----       ------

Geoffrey W. Ramsey    51     CEO, President,          1986        2003
                             Treasurer and Director
David J. Murphy       44     CFO, Executive Vice      1986        2003
                             President and Director
Gilbert Rossomando    43     President of Lindley     2000        2003
                             and Director
Anne L. Ramsey        54     Secretary and Director   1986        2002
Thomas P. Eagan       58     Director                 1988        2002


     Biographical information regarding the nominees for election as directors and the continuing directors of Host is set forth at pages 76 to 78 of this proxy statement. Furthermore, as described elsewhere in this proxy statement, if shareholders approve Proposal 1, Tammi Didlot, the President of Select, will be elected to serve on the board of directors as a Class II director until the next annual meeting of shareholders. Biographical information concerning Ms. Didlot can be found at page 77 of this proxy statement.


                               PROPOSAL 3
                               ----------

     RATIFICATION OF SELECTION OF DISANTO BERTOLINE & COMPANY, P.C.
                    AS INDEPENDENT AUDITORS FOR 2002

     The audit committee of the board of directors has, subject to shareholder ratification, reappointed the firm of DiSanto Bertoline & Company, P.C. as independent auditors to examine the books of Host and its subsidiaries for the year ending June 28, 2002, and to report on the consolidated balance sheets, statements of income and other related statements of Host and its subsidiaries. Representatives of DiSanto Bertoline & Company, P.C., expect to be present at the meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to questions posed by the shareholders. Ratification of the reappointment of DiSanto Bertoline & Company, P.C. requires the affirmative vote of a majority of the shares of common stock and preferred stock voting on such matter. Abstentions and shares held by a broker, as nominee, that are not voted on this matter will not be included in determining the number of votes cast.

     The board of directors recommends a vote "FOR" approval of the proposal to ratify the selection of DiSanto Bertoline & Company, P.C. as Host's independent auditors for 2002.

                    FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     Aggregate fees, including out-of-pocket expenses, for professional services rendered by DiSanto Bertoline & Company, P.C. in connection with the audit of Host's consolidated financial statements as of and for the year ended June 29, 2001 and the limited reviews of Host's quarterly unaudited condensed consolidated interim financial statements during 2001 were $45,100.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the year ended June 29, 2001, DiSanto Bertoline & Company, P.C. rendered no professional services to Host in connection with the design and implementation of financial information systems.

ALL OTHER FEES

     In addition to the audit fees described above, aggregate fees, including out-of-pocket expenses, of $97,005 were paid to DiSanto Bertoline & Company, P.C. during the year ended June 29, 2001, consisting of the following non-audit professional services: 8-K, S-3 and S-8 filings ($21,090); Lindley acquisition and Select transaction ($59,695); and other non-recurring services ($16,220). The audit committee of the board of directors has considered whether the provision of these non-audit services is compatible with maintaining the independent auditior's independence.

       MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                    AND RESULTS OF OPERATIONS OF HOST

     The following review should be read in conjunction with the consolidated financial statements and notes thereto.

FORWARD-LOOKING STATEMENTS MAY NOT PROVE ACCURATE

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding, among other items, Host's growth strategies, anticipated trends in our business and our future results of operations, market conditions in the food service industry, Host's ability to make and integrate acquisitions and the impact of government regulation. These forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties, many of which are beyond our control. Actual results could differ materially from these forward-looking statements as a result of, among other things:

     *    Host's ability to retain and renew customer contracts,

     * Host's need to finance clients' equipment and initial start-up costs,

     *    Host's dependence on building owners' ability to retain clients,

     *    The fluctuation in food costs,

     *    Severe labor shortages,

     *    Uncertainties in the competitive bidding process,

     *    Host's dependence on key personnel, and

     * The competition in the food service industry on a local and national level.

     In addition, the words "believe," "may," "will," "estimate,"
"continue," "anticipate," "intend," "expect," and similar expressions, as they relate to Host, our business or our management, are intended to identify forward-looking statements.

     Host undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise after the date of this proxy statement. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

RECENT DEVELOPMENTS

     During the fiscal year ended June 29, 2001, Host opened three new dining facilities. We opened facilities at the American Red Cross in Farmington, Connecticut, at Goodwill Industries in Bridgeport, Connecticut, and at Tellium, Inc. in Ocean Port, New Jersey. We offer dining, catering, coffee and snack services, and vending machines at these facilities. Host also signed food service contracts with JDS Uniphase and Lucent Technologies during the past year. Host is currently providing vending services to JDS Uniphase at its offices located in Bloomfield, Connecticut. Our services at Lucent's offices in Somerset, New Jersey, were scheduled to commence in June, but Lucent has postponed corporate dining services indefinitely. Host does not anticipate commencing operations at Lucent during the fiscal year 2002.

     On March 16, 2001, Host entered into a Letter of Intent with SelectForce, Inc. ("Select") with respect to the merger discussed herein. The Letter of Intent provided for the acquisition of all of the outstanding shares of Select in consideration for 700,000 shares of Host's "restricted" common stock. Host is currently requesting your proxy in connection with this transaction and the approval of the merger agreement entered into between the parties.

     On August 30, 2001, Host acquired all of the assets of Contra-Pak, Inc., a food service company based in Dallas, Texas which specializes in shelf stable meals for programs such as "meals-on-wheels" and disaster relief programs. Contra-Pak's assets were acquired for $146,000 in cash and 56,911 shares of Host's "restricted" common stock. Contra-Pak's founder and President, Mr. James Hairston, has entered into a three-year employment agreement with Host's Lindley subsidiary.

     Also, during the first quarter of the current fiscal year, Host commenced operations with Stamford, CT based Harbor Park Associates, a real estate developer of multi-tenant office complexes. Host will provide corporate dining, special event catering, vending and office coffee services. After the end of the quarter, Host signed contract agreements and began operations with New England Business Services at their facilities in Townsend, Massachusetts and Peterborough, New Hampshire, Merritt Crossing in Milford, CT and Armstrong Park Associates in New Haven, CT.

     We terminated our food service operations with the Laurel View Country Club in Hamden, Connecticut effective October 31, 2001. After extensive negotiations, Host and representatives from the town of Hamden, which owns the Country Club, have been unable to structure a contract on terms acceptable to Host and another food service company successfully bid on and obtained the contract.

     In September, Host's Lindley subsidiary began providing meals for St. Mark's and St. James Catholic schools. Lindley recently signed a contract with the New Haven school system to provide fruit cups for the students. Lindley intends to market this service to other cities as well and it recently installed a new cupping machine, which will streamline the process. Lindley was previously awarded the Boston Public Schools emergency replacement program for breakfast and sandwich items and has been given several orders for this service since the beginning of the school year.

     During the second fiscal quarter of 2002, Host opened five new corporate dining facilities. The accounts consisted of four new contract agreements for four locations and another contract agreement for a location Host had previously managed. Host provides corporate dining and other ancillary services for all of the five new corporate dining facilities. The new accounts are described below.

     Merritt Crossing in Milford, CT opened on October 1, 2001. This is a multi-tenant office complex for corporate offices. Host had previously operated this facility for approximately two years. In the December
2000 Form 10-QSB, Host reported that after unsuccessful negotiations with the client, it was necessary to close the account because it was not meeting profitability expectations. Approximately one year later, the client requested that Host return to operate the facility with a management fee.

     New England Business Services ("NEBS"), with facilities in Peterborough, NH and Townsend, MA, opened on October 22, 2001. NEBS provides upscale business forms, cards, shirts, etc. This is Host's second attempt at doing business in Massachusetts. The New Hampshire facility complements the other New Hampshire location Host manages.

     On November 5, 2001, the Company opened a facility at 6 Armstrong Park in Shelton, CT, which is a multi-tenant corporate office complex. The client is Fusco Real Estate who sought out Host because of its reputation for quality food and service.

     The headquarters for the Ames Department Stores in Rocky Hill, CT opened on December 17, 2001. This client is closing stores but not in the Northeast Region where it is most profitable. Host negotiated a subsidized contract with the client, which includes a management fee.

     The new Connecticut-based accounts provide Host with operating efficiencies because of their proximity to Host's core base facilities in Connecticut.

     Host's Lindley Food Service subsidiary was awarded contracts to start providing snacks and lunches for the Naugatuck Head Start Program, Stratford YMCA Head Start Program and New Haven YMCA Head Start Program. These contracts were signed and the programs began in January 2002.

     On February 1, 2002, Lindley Food Service entered into a contract to provide more than 350,000 meals per year for the Congregate and Homebound Meal Program for LifeStream Services in Yorktown, IN. The contract is scheduled to commence on July 1, 2002.

RESULTS OF OPERATIONS

THREE MONTHS ENDED DECEMBER 28, 2001 ("2001 PERIOD") VS. THREE MONTHS ENDED DECEMBER 29, 2000 ("2000 PERIOD")

     Net revenues for the three months ended December 28, 2001 were $6,235,768 as compared to $5,523,804 for the three months ended December 29, 2000. Accordingly, revenues increased $711,964 or approximately 13%. The increase in revenues was primarily a result of the acquisition of Contra-Pak, which generated sales of $370,868 and the continued growth of Host and Lindley, which had revenue increases of $165,500 and $175,596, respectively. Host expects to increase its revenues for the balance of fiscal 2002 and beyond through the addition of more corporate dining accounts, the Contra-Pak acquisition, and aggressive marketing of its elderly feeding programs.

     Gross profit rose $362,444, a 34% increase, for the three months ended December 28, 2001 when compared to the three months ended December 29, 2000. Gross profit as a percentage of sales increased from 20% for the three months ended December 29, 2000 to 23% for the three months ended December 28, 2001 primarily due to the Lindley and Contra-Pak operations. Host also continues to increase its margins through improved operating efficiencies and revenues at the unit level.

     Host generated net income of $17,627 after provision for income taxes of $9,000 for the three months ended December 28, 2001 as compared to net income of $62,811 for the three months ended December 29, 2000. There was no provision for income taxes in the 2000 period. The decline in profitability is partly attributable to the labor and other start-up costs associated with the new unit openings and the absorption of the Contra-Pak operation. Although Host expects its growth rate to continue, the impact of the start-up costs on income from operations will diminish as the customer base grows. Further, profitability of existing units is expected to increase as operating costs stabilize, and as management continues to move sales and product mix to achieve optimum market penetration.

     Interest expense decreased by $9,818 for the three months ended December 28, 2001 when compared to the 2000 period. Additional borrowings on the demand notes were offset by the amortization of the term note and lower rates.

RESULTS OF OPERATIONS

SIX MONTHS ENDED DECEMBER 28, 2001 ("2001 PERIOD") VS. SIX MONTHS ENDED DECEMBER 29, 2000 ("2000 PERIOD")

     Net revenues for the six months ended December 28, 2001 were $12,278,580 as compared to $10,384,037 for the six months ended
December 29, 2000. Accordingly, revenues increased $1,894,543 or approximately 18%. Most of the increase was attributable to Lindley, which generated revenues of $4,652,776 for the six months as compared to $3,374,790 for the five months ended December 29, 2000 or an increase of $1,277,986. The balance of the increase in revenues was generated by Contra-Pak's sales of $443,260 and Host's revenue improvement of $173,297.

     Gross profit rose $604,560, a 28% increase, for the six months ended December 28, 2001 when compared to the six months ended December 29, 2000. Gross profit as a percentage of sales increased from 21% for the six months ended December 29, 2000 to 23% for the six months ended December 28, 2001 primarily due to the Lindley and Contra-Pak acquisitions but also resulting from changes in product mix and operating efficiencies at the unit level.

     Host realized net income of $6,299 after provision for income taxes of $16,000 for the six months ended December 28, 2001 as compared to net income of $66,136 for the six months ended December 29, 2000. There was no provision for income taxes in the 2000 period.

     Interest expense increased $38,265 for the six months ended December 28, 2001 when compared to the 2000 period. The increase was primarily due to the term note being outstanding for six months in 2001 as compared to five months in the 2000 period. Host also increased borrowings on its demand note which was partially offset by reduced interest rates.

LIQUIDITY AND CAPITAL RESOURCES

     Host has principally financed its operations through its public offering, operating revenues and loans. Host's liquidity as evidenced by its current ratio has increased. The current ratio at December 28, 2001 and June 29, 2001 was .94:1 and .72:1, respectively. This increase is due mainly to the classification of the term note payable in accordance with the terms of the commitment letter dated February 15, 2002 as discussed below.

     Net cash flows for the six-month period ended December 28, 2001 resulted in a decrease in cash and cash equivalents of $164,370. Operating activities resulted in a cash inflow of $63,972. The acquisition of Contra-Pak accounted for $159,635 of the $254,944 use of cash for investing activities. Host also had property and equipment purchases of $96,309 during the 2001 period. Host's financing activities resulted in a cash inflow of $26,602 due primarily to proceeds from financing sources, net of repayments for long-term debt. Cash flows from operations are believed to be sufficient to meet operating and other requirements for the remainder of this fiscal year. Future operating revenues will finance long-term liquidity.

     In connection with the July 31, 2000 acquisition of Lindley, Host obtained a $2,500,000 term note and a demand note payable (revolving line of credit) of up to $1,200,000. The term note requires monthly principal installments ranging from $30,000 to $47,500 plus interest at LIBOR plus 2.5% (7.63% at December 28, 2001) and matures on August 1, 2005. Host is current in its payments on this obligation. Total principal outstanding under the term note at December 28, 2001 was $1,997,000.

     The demand note payable provides for borrowings, based on a collateral formula, up to a maximum of $1,200,000, which note must be reduced each fiscal year to $330,000 for a thirty-day period. Webster Bank waived non-compliance with this provision and others by Host for the fiscal year ending June 2001. Interest is payable monthly on amounts outstanding at a variable rate, which at all times is equal to the bank's prime rate (4.75% at December 28, 2001). Host is current in its payments on this note. Total borrowings outstanding at December 28, 2001 totaled $1,042,889.

     The term note and demand note payable are collateralized by substantially all of the assets of Host. In addition, they are subject to certain financial covenants, noncompliance with which would be considered an event of default and provide the bank with the right to demand repayment prior to the maturity date. Host is required to comply with the requirements on a quarterly basis. Host was not in compliance with the following covenants at December 28, 2001:

          *     Total indebtedness to net worth of 1.50:1.00

          *     Funded debt to EBITDA of 2.5:1.00

          * Ratio of EBIDA to current maturities and interest expense of 1.4:1.00

          *     Current Ratio of 1.35:1.00.

          * Reduction of Line of Credit to an amount no greater than $330,000 for thirty consecutive days.

     Although Host did not obtain a waiver from the bank to exercise its remedies in default, the Company did obtain a commitment letter dated February 15, 2002, that modified the amount of the revolving line of credit from $1,200,000 to $1,600,000, changed the borrowing base definition from 70% to 75% of eligible accounts receivable, extended the expiration date to November 30,2002, and changed the variable interest rate to the banks prime rate plus 1.5% per annum. The bank also agreed to modify the term note agreement principally as follows:

     1. Reduce the term note by $400,000 and apply the balance to the revolving line of credit.
     2. Require monthly principal payments of $25,416 with the remaining balance due at maturity, November 30, 2003.
     3.     Require personal guarantees of two officers/stockholders.
     4.     Require a success fee of $150,000 due upon maturity.
     5. Require within ninety (90) days of the closing, Host America shall establish with the bank a blocked depository account in the amount of not less than $150,000.
     6.     Require quarterly covenant measurements as follows:
                 a.     Current ratio equal to or greater than 1:1
                 b. Debt to net worth shall be equal to or less than 1.50:1
                 c. Funded debt to EBITDA shall be measured commencing with the fiscal quarter ended March 29, 2002 and shall at all times be less than or equal to 4.00:1.00. Quarterly thereafter, the covenant shall reduce by 50 basis points to 2.50:1.00 by December 31, 2002. The covenant shall remain at 2.50:1.00 quarterly thereafter.
                 d. Debt service coverage ratio shall be equal to or greater than 1:1 for the quarter ending March 29, 2002 increasing each quarter to 1.20:1 on a cumulative rolling four (4) quarter basis ending December 27, 2002 and thereafter.

     The revised bank agreements, as set forth in the commitment letter dated February 15, 2002, are scheduled to be finalized by the end of the Company's third fiscal quarter (March 29, 2002) as there are no contingencies in the agreement that would preclude a closing by this date. Also, although the Company is not in compliance with the revised covenant requirements at December 28, 2001, the Company fully anticipates that it will be in compliance by the next measurement period (March 29, 2002), and all the quarterly measurement points thereafter. Accordingly, the increased amount outstanding on the revolving line of credit and the scheduled term note debt repayments have been classified in the accompanying consolidated condensed financial statements in accordance with this commitment letter.

     On July 11, 2001, Host received a $150,000 term loan from Select pursuant to a promissory note of that date. The promissory note bears interest at the rate of 9.25% per annum and the principal and accrued interest is payable in full by Host on December 28, 2001, which has been extended to June 28, 2002. The loan to Host was made independent from the proposed merger, although it was made to assist Host with working capital and other expenses anticipated to be incurred in connection with the merger. Repayment of the note is not affected by the merger transaction closing or failing to close and the note continues to be an obligation of Host. There are no additional loans contemplated between the parties.

     Host entered into an interest rate swap agreement on July 31, 2000 effectively replacing variable interest payments (LIBOR + 2.5%) with fixed interest payments (9.77%) in order to hedge against the changes in the amount of future cash flows associated with payments on variable rate debt. As of December 28, 2001, Host was paying a fixed rate of 7.27% and receiving 2.14% on a notional amount of $1,997,000. The differential paid on the interest rate swap agreement is recognized currently as an adjustment to interest expense and totaled $38,144 and $44,848 for the three and six months ended December 28, 2001, respectively. The interest rate swap, totaling $126,129 at December 28, 2001, is reflected at fair value in Host's consolidated condensed balance sheet and the related loss on this contract is deferred in shareholders' equity (as a component of accumulated other comprehensive loss). This deferred loss is then amortized as an adjustment to interest expense over the same period in which the related interest payments being hedged are recognized in income. The effect of this accounting on Host's operating results is that the interest expense on the portion of variable-rate debt being hedged is generally recorded based on a fixed interest rate (9.77%).

     Host does not anticipate making any substantial capital expenditures during the balance of the fiscal year that are not typically reimbursed by its customers. Initial capital expenditures primarily incurred when a new food service agreement is in its initial start up phase will be financed by cash flows from operations. In October 2001, Lindley Food Service Corporation purchased a rotary filling and sealing cupping machine for $38,436 to service newly acquired contracts in New Haven, Connecticut. This equipment has been financed by a one-year capital lease, which will be paid for out of operating cash flows until September 2002.

     On October 31, 2001, Host terminated its contract with the Town of Hamden to provide food service operations at the Laurel View Country Club. It is not anticipated that the loss of this customer will have a material effect on its revenues.

RESULTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 29, 2001 ("2001 PERIOD") VS. THE YEAR ENDED JUNE 30, 2000 ("2000 PERIOD")

     Net revenues for the fiscal year ended June 29, 2001 were $21,636,168 as compared to $13,019,800 for the year ended June 30, 2000. Accordingly, revenues increased $8,616,368 or approximately 66%. The increase in net revenues was primarily a result of increased revenues from the acquisition of Lindley, which accounted for $7,503,518 in sales. The additional sales increase of $1,112,850 was produced by the three new unit accounts Host added during the second half of the year and net additional revenues from existing facilities. Management expects to continue to increase Host's revenues during the next fiscal year through the addition of more unit accounts, Contra-Pak and the expansion of Host's senior feeding programs.

     Gross profit rose $3,427,123, a 251% increase, for the fiscal year ended June 29, 2001 when compared to the year ended June 30, 2000. Gross profit as a percentage of sales increased from 11% for the year ended June 30, 2000 to 22% for the year ended June 29, 2001, primarily due to the high margin Lindley receives on its unitized meals and as a result of changes in product mix and improved operating controls at the unit level. Host generated a net operating profit (before other income and expenses, provision for income taxes, and other comprehensive loss on interest rate swap adjustments) of $232,904 for the year ended June 29, 2001 as compared to a net operating loss of $771,247 for the year ended June 30, 2000. Host incurred a net loss of $42,387 after provision for income taxes of $44,500 and before other comprehensive loss on interest rate swap adjustments of $111,568 for the year ended June 29, 2001 as compared to a net loss of $674,051 for the year ended June 30, 2000. There was no provision for income taxes for the year ended June 30, 2000. The significant improvements in both operating income and significantly reduced net after tax loss for the year ended June 29, 2001 were a direct result of the Lindley acquisition and the continued effort by Host to reduce expenses and maximize revenue. Host expects to continue to improve profitability through the addition of new unit accounts, increased growth of its senior feeding programs and the reduction of expenses generated by improved operating efficiencies.

     Selling, general and administrative expenses were $4,561,639 for the year ended June 29, 2001 as compared to $2,138,667 for the year ended June 30, 2000, an increase of $2,422,972. Most of this increase is due to the additional labor and operating expenses, including amortization of goodwill, attributable to the operation of Lindley. As discussed in Note 1 to Host's Consolidated Financial Statements, Statements of Financial Accounting Standards ("SFAS") No. 141, Business Combinations and No. 142, Goodwill and Other Intangible Assets were issued in July 2001. These standards change the accounting for business combinations which include, among other things, requiring companies to stop amortizing goodwill and certain intangible assets deemed to have indefinite useful lives. Upon adoption of this new standard, Host will stop amortizing goodwill, which, based on the current levels of goodwill, would reduce amortization expense and increase net income by approximately $244,000 per year.

     Interest expense for the year ended June 29, 2001 increased by $251,176 over the year ended June 30, 2000 due to the increase in debt to fund the Lindley acquisition. Other income was $52,670 for the year ended June 29, 2001 as compared to $129,481 for the year ended June 30, 2000, a decrease of $76,811. This decrease is directly attributed to a reduction in net investment income of $85,227, which was partially offset by a net increase of $8,416 in other income. The decline in net investment income was due to the use of cash to fund the Lindley acquisition.

LIQUIDITY AND CAPITAL RESOURCES

     Host's liquidity as evidenced by its current ratio has decreased. The current ratio at June 29, 2001 and June 30, 2000 was .72 and 2.21, respectively. This decline is due to the classification of the term note payable as a current liability based on Host's inability to meet the covenant requirements of the term and demand notes as discussed below.

     Cash flows provided by operations for the year ended June 29, 2001 were $673,752. This dramatic improvement in cash flows from operations was primarily generated by Host's significant reduction of its net loss in fiscal 2001. Cash used in investing activities of $5,022,409 was principally due to the use of $4,912,867 to acquire Lindley. Cash provided by financing activities of $2,551,791 was due to the increased debt to finance the acquisition.

     The term note and demand note payable are collateralized by substantially all of the assets of Host. In addition, they are subject to certain financial covenants, noncompliance with which would be considered an event of default and provide the bank with the right to demand repayment prior to the maturity date. As discussed in Note 6 to the notes to the consolidated financial statements, Host was not in compliance with certain of these covenants. The bank has waived the right to exercise its remedies in default for these specific instances of noncompliance, but reserved the right to demand repayment upon future violations of debt covenants in any quarter. Specifically, Host was not in compliance with the following covenants: (1) total indebtedness to net worth of 1.50:1.00; (2) funded debt to EBITDA of 2.5:1.00; (3) current ratio of 1.35:1.00; and (4) reduction of line of credit to an amount no greater than $330,000 for thirty consecutive days.

     Host failed the covenants driven by profitability and liquidity due to a delay in the acquisition of Lindley and the greater than anticipated cash flow requirements associated with that acquisition.

     Since it is probable that Host will fail to meet the covenant requirements in future quarters, the term note payable has been classified as a current liability as of June 29, 2001.

     In a commitment letter dated February 15, 2002, the bank agreed to modify the amount of the revolving line of credit from $1,200,000 to $1,600,000, change the borrowing base definition from 70% to 75% of eligible accounts receivable,extend the expiration date to November 30, 2002, and change the variable interest rate to the banks prime rate plus 1.5% per annum. The bank also agreed to modify the term loan agreement principally as follows:

     1. Reduce the term loan by $400,000 and apply the balance to the revolving line of credit.
     2. Require monthly principal payments of $25,416 with the remaining balance due at maturity, November 30, 2003.
     3.     Require personal guarantees of two officers/stockholders.
     4.     Require a success fee of $150,000 due upon maturity.
     5. Require within ninety (90) days of the closing, Host America shall establish with Webster Bank a blocked depository account in the amount of not less than $150,000.
     6.     Require quarterly covenant measurements as follows:
            a.     Current ratio equal to or greater than 1:1
            b.     Debt to net worth shall be equal to or less than 1.50:1
            c. Funded debt to EBITDA shall be measured commencing with the fiscal quarter ended March 29, 2002 and shall at all times be less than or equal to 4.00:1.00. Quarterly thereafter, the covenant shall reduce by 50 basis points to 2.50:1.00 by December 31, 2002. The covenant shall remain at 2.50:1.00 quarterly thereafter.
            d. Debt service coverage ratio shall be equal to or greater than 1.0:1 for the quarter ending March 29, 2002 increasing each quarter to 1.20:1 on a cumulative rolling four (4) quarter basis ending December 27, 2002 and thereafter.

     As discussed in Note 7 to the accompanying notes to the consolidated financial statements, with regard to the term loan obtained by Host in connection with the acquisition of Lindley, Host entered into an interest rate swap agreement on July 31, 2000 effectively replacing variable interest payments (LIBOR + 2.5%) with fixed interest payments (9.77%) in order to hedge against the changes in the amount of future cash flows associated with payments on variable rate debt. As of June 29, 2001 Host was paying a fixed rate of 7.27% and receiving 4.06% on a notional amount of $2,200,000. The differential paid on the interest rate swap agreement is recognized currently as an adjustment to interest expense and totaled $30,308 for the year ended June 29, 2001. The interest rate swap, totaling $111,586 at June 29, 2001, is reflected as fair value in Host's consolidated balance sheet and the related loss on this contract is deferred in shareholders' equity (as a component of accumulated other comprehensive loss). This deferred loss is then amortized as an adjustment to interest expense over the same period in which the related interest payments being hedged are recognized in income. The effect of this accounting on Host's operating results is that the interest expense on the portion of variable-rate debt being hedged is generally recorded based on a fixed interest rate (9.77%).

     Host sold 65,384 shares of common stock and 32,692 warrants to purchase common stock pursuant to a private placement on June 21, 2001. Host received a total of $212,500 as a result of this offering. The offering price was $3.25 per unit, each unit consisting of one (1) share of common stock and 1/2 warrant to purchase common stock. The warrants are exercisable at $5.50 per warrant for a period of five (5) years.

RESULTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000 ("2000 PERIOD") VS. THE YEAR ENDED JUNE 25, 1999 ("1999 PERIOD")

     Net revenues aggregated $13,019,800 for the year ended June 30, 2000, representing an increase of $4,299,522 or 49% over the year ended June 25, 1999. Host continued an aggressive program of adding new facilities under its food management programs as well as enhancing revenues at existing facilities. Host added sixteen new locations during fiscal year 2000 which accounted for approximately $3,300,000 of the overall increase. The remaining increase of approximately $1,000,000 resulted from expansion of food and vending items offered for sale as well as continued refining of the mix of products sold to maximize sales per location.

     Cost of sales increased $3,799,913 for the year ended June 30, 2000 when compared to the year ended June 25, 1999, representing an increase consistent with the percentage increase in net revenues.

     Selling, general and administrative expenses increased $431,178 or 25% in fiscal year 2000 when compared to fiscal year 1999. The increase relates primarily to the hiring of additional employees to support the expansion of Host's operation.

LIQUIDITY AND CAPITAL RESOURCES

     Cash flows used in operating activities for the year ended June 30, 2000 amounted to $440,713 primarily resulting from the net loss. Cash used in investing activities totaled $259,507 and was primarily due to property and equipment additions at Host's sixteen new locations. Cash flows from financing activities amounted to a use of $266,648 primarily resulting from the changes in Host's cash overdraft position.

       MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                   AND RESULTS OF OPERATIONS OF SELECT

     The following discussion of Select's financial condition and results of operations should be read in conjunction with Select's financial statements and notes thereto appearing elsewhere in this proxy statement. The matters discussed in this proxy statement contain forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those discussed herein.

RESULTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED) COMPARED TO THE YEAR ENDED DECEMBER 31, 2000 (AUDITED)

     Net revenues for the year ended December 31, 2001 were $1,897,639 as compared to the total of $1,748,393 for the year ended December 31, 2000. Accordingly, revenues increased $149,246 or approximately 9%.
The increase in net revenues was generated by the addition of new business as a result of increased marketing efforts. Management expects to continue to increase its revenues by aggressively targeting growing markets such as school districts and larger corporate accounts. Select intends to implement more direct mailing programs and increase its telephone solicitation to attract new business.

     Operating expenses were $1,678,651 for the year ended December 31, 2001 as compared to the total of $1,736,964 for the year ended
December 31, 2000. This was a decrease of $58,313. The year ended December 31, 2000 included a one-time, non-cash charge of $170,311 for stock issued as compensation to former Data Information Services employees. Excluding this one-time charge, operating expenses increased by $111,998 for the year ended December 31, 2001, a 7% increase over 2000, which is consistent with the percentage increase in Select's revenue. Select generated a net profit of $143,022 after provision for income taxes of $87,000 for the year ended December 31, 2001 as compared to a net loss of $40,572, after provision for income taxes of $54,000 for the year ended December 31, 2000. The significant increase in net income was primarily due to the fact that Select incurred a one-time compensation charge of $170,311 during the 2000 period. The remaining increase is due to the significant improvement in sales and net operating margins. Select expects to increase future profitability through revenue growth, improved profit margins and controlling its operating expenses.

LIQUIDITY AND CAPITAL RESOURCES

     Select had working capital of $671,458 as of December 31, 2001 as compared to $522,820 at December 31, 2000. This increase of $148,638 was primarily due to the net profit provided by operations for the 2001 period.

     During the year ended December 31, 2000, Select loaned an officer $140,000 at an interest rate of 7.50%. The principal of $140,000 was repaid with interest of $2,625 on May 9, 2001.

RESULTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000 (AUDITED) COMPARED TO THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

     Net revenues for the fiscal year ended December 31, 2000 were $1,748,393 as compared to $1,540,611 for the year ended December 31, 1999. Accordingly, revenues increased $207,782 or approximately 13%. The increase in net revenues was generated by the addition of new business as a result of increased marketing efforts. Management expects to continue to increase its revenues by aggressively targeting growing markets such as school districts and larger corporate accounts. Select intends to implement more direct mailing programs and increase its telephone solicitation to attract new business.

     Operating expenses were $1,736,964 for the year ended December 31, 2000 as compared to $1,386,191 for the year ended December 31, 1999. Operating expenses consisted primarily of charges for services performed by Select's data supplier which totaled $1,183,605 and $1,045,751 for the years ended December 31, 2000 and 1999, respectively. This 13% growth is consistent with Select's growth in revenues for the period. Salaries and benefits for the year ended December 31, 2000 were $397,743 as compared to $162,611 for the year ended December 31, 1999. This increase of $231,032 included a one-time non-cash charge of $170,311 for stock issued as compensation to former Data Information Services employees and the hiring of Select's new President in July of 2000. Other operating expenses totaling $155,616 and $179,829 for the years ended December 31, 2000 and 1999, respectively consisted of consulting services, depreciation and amortization, office expenses and other which did not have any significant variances for the periods. Select incurred a net loss of $40,572 after provision for income taxes of $54,000 for the year ended December 31, 2000 as compared to net income of $122,420, after provision for income taxes of $32,000 for the year ended December 31, 1999. The significant decrease in net income was a direct result of the compensation charge of $170,311 which was not immediately deductible for income taxes. Select expects to increase future profitability through revenue growth, improved profit margins and controlling its operating expenses.

LIQUIDITY AND CAPITAL RESOURCES

     Select had working capital of $522,820 as of December 31, 2000 as compared to $127,654 at December 31, 1999. This increase of $395,166 was primarily the result of the cash that was received in the acquisition of Data Information Services.

     During the year ended December 31, 2000, Select loaned an officer $140,000 at an interest rate of 7.50%. The principal of $140,000 was repaid with interest of $2,625 on May 9, 2001.

           SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

     The following unaudited pro forma combined financial data is based on the historical financial statements of Select and Host which appear elsewhere in this proxy statement and has been prepared on a pro forma basis to give effect to the merger under the purchase method of accounting, as if the transaction had occurred at the beginning of the period for each operating period presented. The pro forma information was prepared based upon certain assumptions described in the notes to the pro forma combined financial data and may not be indicative of results that actually would have occurred had the merger occurred at the beginning of the last full fiscal year presented or of results which may occur in the future. The unaudited pro forma combined financial data and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of Select and Host appearing elsewhere herein and incorporated by reference into this proxy statement.

                HOST AMERICA CORPORATION AND SUBSIDIARIES
                    PRO FORMA COMBINED BALANCE SHEET

                                 ASSETS

                                   Historical Financial Statements
                                -------------------------------------
                                   Host America
                                   Corporation
                                  and Subsidiary    Selectforce, Inc.     Pro Forma         Pro Forma
                                December 28, 2001   December 31, 2001    Adjustments        Combined
                                ------------------ ------------------    -----------        --------

CURRENT ASSETS
  Cash and cash equivalents        $    195,707       $    461,940       $          -       $   657,647
  Accounts receivable, net            3,099,863            138,685                  -         3,238,548
  Inventory                             590,196                  -                  -           590,196
  Prepaid expenses and other            251,961            250,989           (274,000)          228,950
                                   ------------       ------------       ------------      ------------
        Total current assets          4,137,727            851,614           (274,000)        4,715,341

PROPERTY AND EQUIPMENT, net             997,820             22,201                  -         1,020,021

OTHER ASSETS
  Other assets, net                      54,042                126                  -            54,168
  Investment in Selectforce                   -                  -                  -                 -
  Customer list, net                    620,481                  -            151,643           772,124
  Goodwill, net                       3,727,139                  -          1,133,215         4,860,354
                                   ------------       ------------       ------------      ------------
        Total other assets            4,401,662                126          1,284,858         5,686,646
                                   ------------       ------------       ------------      ------------

                                   $ 9,537,209        $    873,941       $  1,010,858      $ 11,422,008
                                   ============       ============       ============      ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Demand note payable              $  1,592,889       $          -       $   (150,000)      $ 1,442,889
  Current portion of long-term debt     446,666                  -                  -           446,666
  Interest rate swap                     25,226                  -                  -            25,226
  Accounts payable                    1,916,352                  -                  -         1,916,352
  Accrued expenses                      437,971            180,456             76,000           694,127
                                   ------------       ------------       ------------      ------------
        Total current liabilities     4,419,104            180,156            (74,000)        4,525,260

LONG-TERM DEBT, less current
portion included above                1,369,934                  -                  -         1,369,934

INTEREST RATE SWAP                      100,903                  -                  -           100,903

STOCKHOLDERS' EQUITY
  Preferred stock                           700                  -                  -               700
  Common stock                            1,473              7,487             (6,787)            2,173
  Additional paid-in capital          8,920,461            696,907          1,122,393        10,739,761
  Deficit                            (5,149,237)           (10,609)           (30,748)       (5,190,594)
  Accumulated other comprehensive
   Loss                                (126,129)                 -                  -          (126,129)
                                   ------------       ------------       ------------      ------------
        Total stockholders' equity    3,647,268            693,785          1,084,858         5,425,911
                                   ------------       ------------       ------------      ------------
                                   $  9,537,209       $    873,941       $  1,010,858      $ 11,422,008
                                   ============       ============       ============      ============

     The accompanying notes are an integral part of these pro forma combined financial statements.

                HOST AMERICA CORPORATION AND SUBSIDIARIES
               PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         FOR THE SIX MONTHS ENDED

                                   Historical Financial Statements
                                -------------------------------------
                                   Host America
                                   Corporation
                                  and Subsidiary    Selectforce, Inc.      Pro Forma         Pro Forma
                                December 28, 2001   December 31, 2001     Adjustments        Combined
                                -----------------   -----------------     -----------        --------
NET REVENUES                       $ 12,278,580       $    856,851       $          -       $13,135,431
COST OF GOODS SOLD                    9,482,716                  -                  -         9,482,716
                                   ------------       ------------       ------------      ------------
        Gross profit                  2,795,864            856,851                  -         3,652,715
OPERATING, GENERAL AND
 ADMINISTRATIVE EXPENSES              2,630,588            846,796             13,786         3,491,170
                                   ------------       ------------       ------------      ------------
        Income from operations          165,276             10,055            (13,786)          161,545
OTHER INCOME (EXPENSE)                 (142,977)             4,865                  -          (138,112)
                                   ------------       ------------       ------------      ------------
        Income (loss) before
         provision for income
         taxes                           22,299             14,920            (13,786)           23,433)
PROVISION FOR INCOME TAXES               16,000              5,000                  -            21,000
                                   ------------       ------------       ------------      ------------
        Net income (loss)          $      6,299       $      9,920       $    (13,786)      $     2,433
                                   ============       ============       ============      ============


Income per common share - basic    $        NIL                                             $       NIL
                                   ------------                                            ------------
Weighted average shares
 outstanding - basic                  1,450,842                                               2,150,842
                                   ============                                            ============


                HOST AMERICA CORPORATION AND SUBSIDIARIES
               PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED


                                    Historical Financial Statements
                                  -----------------------------------
                                   Host America
                                   Corporation
                                  and Subsidiary    Selectforce, Inc.     Pro Forma         Pro Forma
                                  June 29, 2001      June 30, 2001       Adjustments        Combined
                                  -------------      -------------       -----------        --------
NET REVENUES                       $ 21,636,168       $  2,017,701       $          -       $23,653,869
COST OF GOODS SOLD                   16,841,625                  -                  -        16,841,625
                                   ------------       ------------       ------------      ------------
        Gross profit                  4,794,543          2,017,701                  -         6,812,244
OPERATING, GENERAL AND
 ADMINISTRATIVE EXPENSES              4,561,639          1,904,146             27,571         6,493,356
                                   ------------       ------------       ------------      ------------
        Income from operations          232,904            113,555            (27,571)          318,888
OTHER INCOME (EXPENSE)                 (230,791)             8,168                  -          (222,623)
                                   ------------       ------------       ------------      ------------
        Income before provision for
         income taxes                     2,113            121,723            (27,571)           96,265
PROVISION FOR INCOME TAXES               44,500            109,000                  -           153,500
                                   ------------       ------------       ------------      ------------
        Net income (loss)          $    (42,387)      $     12,723       $    (27,571)     $    (57,235)
                                   ============       ============       ============      ============

loss per common share - basic      $      (0.03)                                           $      (0.03)
                                   ------------                                            ------------
Weighted average shares
 outstanding - basic                  1,324,524                                               2,024,524
                                   ============                                            ============

Loss per common share - diluted             N/A                                                     N/A
                                   ------------                                            ------------

Weighted average shares
 outstanding - Diluted                1,400,155                                               2,100,155
                                   ============                                            ============











     The accompanying notes are an integral part of these pro forma combined financial statements.

                HOST AMERICA CORPORATION AND SUBSIDIARIES
            NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

     On March 16, 2001, Host America Corporation ("Host") entered into a letter of intent ("LOI") with Selectforce, Inc. ("Select"). The LOI provides for the acquisition of all of the outstanding shares of Select in exchange for 700,000 shares of Host's restricted common stock. The acquisition, if approved, will be accounted for using the purchase method of accounting.

     The primary reasons for the Host America's acquisition of Select are as follows:

* Select has been profitable and has grown its revenues from operations by approximately 12% a year. Management believes the added cash flow will improve our liquidity and reduce our need for immediate additional capital. In addition, the merger will strengthen our balance sheet by combining their pre-merger assets of approximately $846,000.

* Select has experienced management, including Ms. Tammi Didlot, its current President. Upon completion of the merger, Ms. Didlot will enter into a long-term employment agreement with Host. Ms. Didlot will initially supervise the Select marketing effort to our existing clients highlighting the benefits of employee screening and evaluation. She also will assist Host in obtaining new customer accounts with the employee-screening component while continuing Select's services on a stand-alone basis, in New England and Oklahoma.

* Host's operations are capital and labor-intensive requiring large cash investments for equipment and supplies for each new customer account. On the other hand, Select can effectively expand their existing services to our customers with the addition of only a few trained employees.

* Employee screening offers Host's present and future customers a significant value-added service. Management believes employees are conscious of the need to insure the quality of their employees and provide safety in the workplace.

* Current market conditions in the capital markets have made it very difficult for companies of our size to raise funds needed to expand existing services. Host's acquisition of Select will allow it to add a compatible service without a large capital infusion or adding a significant number of new employees.

* The belief that the terms of the merger are fair and reasonable after extensive negotiations between the respective managements.

* The expected tax free treatment of the merger for U.S. federal income tax purposes.

      In the pro forma combined balance sheet as of December 28, 2001, goodwill was valued at $1,133,215. This amount represents the excess of the purchase price (700,000 shares at $2.60, the price per share on the date of the merger agreement, plus professional fees of $200,000) over the net assets acquired of approximately $887,000 (see purchase price allocation table).

     The Pro Forma Combined Financial Statements of the combined entity (Company) are unaudited and presented for informational purposes only and may not reflect the Company's future results of operations and financial position or what the results of operations and financial position would have been had such transactions occurred as of the dates indicated. The unaudited Pro Forma Combined Financial Statements and Notes should be read in conjunction with the Company's Financial Statements and Notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in Host's Annual Report on form 10-KSB for the year ended June 29, 2001.

BASIS OF PRESENTATION OF PRO FORMA COMBINED FINANCIAL STATEMENTS

     The pro forma combined financial statements include a statement of operations for the year ended June 29, 2001 for Host (latest audited financial statements) and for the year ended June 30, 2001 for Select. Also included is a pro forma combined balance sheet and statements of operations as of and for the six months ended December 28, 2001 for Host and as of and for the six months ended December 31, 2001 for Select. Overall, adjustments were made in the pro forma combined financial statements to record the acquisition, and to reflect known changes being made in the operations of the business.

     As indicated above, the pro forma combined financial statements include a statement of operations for the year ended June 29, 2001 for Host (latest audited financial statements) and for the year ended June 30, 2001 for Select. The Select statement of operations for the year ended June 30, 2001 was recasted by adding Select's unaudited statement of operations for the six months ended June 30, 2001 to its audited statement of operations for the year ended December 31, 2000 and deducting its unaudited statement of operations for the six months ended June 30, 2000. The following table indicates how the Select statement of operations for the year ended June 30, 2001 was recasted.

                                                          For the Six Months Ended
                                                          ------------------------
                                For The Year Ended         Add              Deduct       For The Year Ended
                                 December 31, 2000    June 30, 2001      June 30, 2000      June 30, 2001
                                     (Audited)         (Unaudited)        (Unaudited)       (Unaudited)
NET REVENUES                       $  1,748,393       $  1,040,788       $    771,480       $ 2,017,701

OPERATING EXPENSES                    1,736,964            831,855            664,673         1,904,146
                                   ------------       ------------       ------------      ------------

  Income from operations                 11,429            208,933            106,807           113,555

OTHER INCOME                              1,999              6,169                 --             8,168
                                   ------------       ------------       ------------      ------------

  Income before provision
   for income taxes                      13,428            215,102            106,807           121,723

PROVISION FOR INCOME
 TAXES                                   54,000             82,000             27,000           109,000
                                   ------------       ------------       ------------      ------------

Net income (loss)                  $    (40,572)      $    133,102       $     79,807       $    12,723
                                   ============       ============       ============      ============


     In the pro forma combined balance sheet as of December 28, 2001, the acquisition has been presented to allocate the purchase price to the assets purchased and the liabilities assumed based upon their estimated fair values at the date of acquisition (assumed July 1, 2000) as follows:

          Accounts receivable                     $   138,685
          Cash and other                              735,256
          Customer list                               193,000
          Goodwill                                  1,133,215
                                                  -----------
                                                    2,200,156

          Current liabilities assumed                 180,156

          Total purchase price                    $ 2,020,000
                                                  ===========

     The purchase price represents the issuance of 700,000 shares of common stock at $2.60 per share (which approximates the market value of Host's common stock on the date of the merger agreement (October 26, 2001), plus acquisition costs.

     The pro forma combined balance sheet as of December 28, 2001 includes a credit to prepaid expenses and other current assets of $124,000 and accrued expenses of $76,000. These credits are for estimated professional fees to be incurred in the Select acquisition. In accordance with the rules of consolidation, the pro forma combined balance as of December 28, 2001 includes an adjustment to eliminate the $150,000 note receivable from Host America that is included in SelectForce's historical balance sheet and the $150,000 note payable to SelectForce that is included in Host America's historical balance sheet.

Statement of Financial Accounting Standards (SFAS) No. 141, BUSINESS COMBINATIONS and SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS were issued in July, 2001. These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with indefinite useful lives. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. The new standards generally will be effective for fiscal years beginning after December 15, 2001 unless Host elects for early adoption in which case the standard will be effective in the first quarter of fiscal 2002 and for purchase business combinations consummated after June 30, 2001.

     Host has elected to adopt SFAS No. 142 effective June 29, 2001, which, based on the current levels of goodwill, will result in an amortization expense savings of approximately $244,000. In connection with the provisions of SFAS No. 141, treating goodwill as infinite and explicit criteria presented to assist in the recognition of intangible assets, the purchase price allocation for Lindley has been adjusted to assign $687,000 to its customer list. The remaining value of $3,664,000 has been assigned to goodwill. Accordingly, the pro forma combined statement of operations
for the six months ended   December 28, 2001 include $22,600 of
amortization in the Host America historical financials. This is based upon an estimated average life of fifteen years for a Lindley customer.

     Since the Select acquisition will occur after June 30, 2001, amortization of goodwill will not be recorded. However, the purchase price allocation has separated $193,000 from goodwill and assigned the value to SelectForce, Inc.'s customer list. The average business customer life was determined to be seven (7) years. The remaining value of $1,133,215 was assigned to goodwill as indicated in the pro forma combined balance sheet adjustments at December 28, 2001. Accordingly, amortization expense of $27,751 and $13,786 was charged to the pro forma combined statements of operations for the year ended June 29, 2001 and the six months ended December 28, 2001, respectively.

     The weighted average shares outstanding for Host have been adjusted for the purposes of the pro forma combined financial statements to reflect the total shares issued in connection with the acquisition.

     Historical net loss and pro forma combined net income per common share were computed based upon 1,324,524 and 2,024,524 weighted average shares outstanding respectively, for the year ended June 29, 2001. The 2,024,524 pro forma combined weighted average shares outstanding are the sum of the 700,000 shares issued for the Select acquisition, based upon the assumption that the transaction had occurred on July 1, 2000, and, the 1,324,524 historical weighted average shares outstanding for the year ended June 29, 2001.

     Diluted earnings per share was not presented for the historical year ended June 29, 2001, as the potentially dilutive warrants, convertible preferred stock and stock purchase options were anti-dilutive. The June 29, 2001 pro forma weighted average shares outstanding used in the pro forma combined diluted earnings per share calculation is as follows:

     Pro forma weighted shares outstanding (basic)     2,024,524
     Assumed conversion of stock options                  75,631
                                                       ---------
     Pro forma weighted average shares outstanding     2,100,155
                                                       =========

     Historical net income and pro forma combined net loss per common share were computed based upon 1,450,842 and 2,150,842 weighted average shares outstanding respectively, for the six months ended December 28, 2001.
The 2,150,842 pro forma combined weighted average shares outstanding are the sum of the 700,000 shares issued for the Select acquisition, based upon the assumption that the transaction had occurred on July 1, 2000, and the 1,450,842 historical weighted average shares outstanding for the six months ended December 28, 2001.

                            BUSINESS OF HOST

     EXCEPT FOR HISTORICAL INFORMATION, THE FOLLOWING DESCRIPTION OF OUR BUSINESS MAY CONTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS, INCLUDING THOSE SET FORTH UNDER THE HEADING, "RISKS RELATED TO HOST."

OVERVIEW

     Host America Corporation is a contract food management organization which specializes in providing full service corporate dining, special event catering, "meals-on-wheels" and other senior feeding programs, school meal programs and vending and office coffee service to business and industry accounts located in the northeastern United States. Our revenues are derived mainly from the management of corporate cafeterias and special event catering in single tenant and multi-tenant office buildings and the operation of senior feeding programs and school breakfast and lunch programs. The balance of our revenues are derived from the maintenance of vending machines and coffee service at select facilities.

     We offer our clients the ability to provide their employees high quality and nutritional, on-premises breakfast, lunch and dinner options. The majority of our clients are medium-size clients generating from $250,000 to $2 million per location in annual food sales. These clients provide us with the ability to generate greater profit margins and the opportunity to provide a variety of food related services.

     It is our goal to be the exclusive food service provider at each location, thereby allowing us the ability to control the quality of food and degree of service at each location. Our on-site account managers and employees endeavor to provide high quality food and client satisfaction, while controlling labor and overhead costs. We believe this strategy has been an important factor in our growth and in attracting large, corporate clients with multiple needs.

     We currently operate facilities in Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island and Texas. We are attempting to increase growth through the acquisition of small and medium size food service providers operating in geographic locations and markets not presently being served by us. Furthermore, we believe that continued growth will allow us to qualify for larger volume accounts that may require asset or purchase programs.

HISTORY

     We were formed as a Delaware corporation on February 6, 1986 under the name, University Dining Services, Inc. Our initial business strategy was to provide food service to colleges and preparatory schools in the New England area. After several years, we determined it was more profitable to concentrate on larger, more densely populated customer bases. Accordingly, in 1992, we became a full service food management company providing employee dining and special events catering to large office complexes.

     In February 1988, we conducted an initial public offering and sold 5,000,000 shares of our common stock to the general public. In February 1998, we effected a 100 to 1 reverse stock split of our then outstanding shares. To insure continuity of management, in March 1998, we issued 700,000 shares of Series A Preferred stock to our officers and directors. In addition, we entered into five (5) year employment agreements with our founders and executive officers, Geoffrey W. Ramsey and David J. Murphy.

     On July 21, 1998, we completed a public offering of 1,000,000 shares of our common stock and 1,000,000 common stock purchase warrants. We received net proceeds of $3,782,917 from the sale. We utilized the proceeds of the offering for sales and marketing, product development, acquisitions and working capital.

     On April 30, 1999, we filed Articles of Merger with the State of Colorado merging Host Delaware into Host Colorado and Host Delaware ceased to exist as of that date. We changed our corporate domicile to reduce the amount of franchise tax required in the State of Delaware. We believe this will save us approximately $40,000 per year.

     On July 31, 2000, we purchased all of the issued and outstanding shares of Lindley Food Service Corporation of Bridgeport, Connecticut, resulting in a total purchase price, including acquisition costs, of approximately $5,913,000. Host paid approximately $3.7 million in cash and issued 198,122 shares of its "restricted" common stock. The acquisition was partially financed by a $2,500,000 five-year term loan. Lindley is engaged in the preparation and sale of fresh and frozen unitized meals for senior food programs, school lunches, and various governmental programs, under fixed-price contracts. Unitized meals allow our clients to contain costs and ensure high quality nutritional standards. Lindley is the single largest provider of fresh, unitized meals in Connecticut. Mr. Mark Cerreta and Mr. Gilbert Rossomando, senior management of Lindley, are now part of our management team pursuant to four-year employment agreements. Mr. Gilbert Rossomando was appointed to our board of directors in July 2000.

     On March 16, 2001, we entered into a Letter of Intent with Selectforce, Inc., which provided for the acquisition of all of the outstanding shares of Selectforce in consideration for 700,000 shares of Host's "restricted" common stock. Host believes Selectforce's services will be compatible with Host's current business model. We are currently requesting your proxy in connection with this transaction and the approval of the merger agreement entered into between the parties.

     On August 30, 2001, we acquired all of the assets of Contra-Pak, Inc., a food service company based in Dallas, Texas which specializes in shelf stable meals for programs such as "meals-on-wheels" and disaster relief programs. Contra-Pak's assets were acquired for $146,000 in cash and 56,911 shares of our "restricted" common stock. Contra-Pak's founder and President, Mr. James Hairston, has entered into a three-year employment agreement with our Lindley subsidiary.

     During August 2001, we commenced operations with Stamford, CT based Harbor Park Associates, a real estate developer of multi-tenant office complexes. We provide corporate dining, special event catering, vending and office coffee services. In October and November 2001, we signed contract agreements and began operations with New England Business Services at their facilities in Townsend, Massachusetts and Peterborough, New Hampshire, Merritt Crossing in Milford, CT and Armstrong Park Associates in New Haven, CT.

     In September 2001, Host's Lindley subsidiary began providing meals for St. Mark's and St. James Catholic schools. Lindley recently signed a contract with the New Haven school system to provide fruit cups for the students. Lindley intends to market this service to other cities as well and it recently installed a new cupping machine, which will streamline the process. Lindley was previously awarded the Boston Public Schools emergency replacement program for breakfast and sandwich items and has been given several orders for this service since the beginning of the school year.

INDUSTRY AND MARKET OVERVIEW

     Technomic, a food consultant and research company, estimates that the United States food service industry is a multi-billion dollar industry, encompassing corporate services, educational markets, hospital/health care, correctional facilities, military facilities and transportation facilities. Technomic also estimates that the senior feeding market is a multi-billion dollar industry, and Host's subsidiary, Lindley, primarily serves this market niche. The food service market is characterized by a large concentration of corporate and industry populations in a multitude of geographic locations. Our primary areas of operations are in southern New England, New York and northern New Jersey. We believe these areas contain:

     *    the largest financial segment of the industry,
     *    high population density,
     *    numerous corporate office parks and industrial facilities, and
     *    high concentration of medium-size corporations.

Furthermore, the recent acquisition of the Contra-Pak assets will provide us with a venue into the southwest region of the United States. Although Host has a relatively small share of the food service provider market, we compete favorably with other regional food service providers and those national companies that have operations in the northeastern United States. We believe we are able to remain competitive because of the quality, selection and value of the food and services that we provide.

OPERATIONS

     Our primary clients are medium-size corporate accounts with annual food sales of between $250,000 and $2 million. We feel these accounts allow us the opportunity to provide a wide variety of food services in a single location. We also are afforded the opportunity to customize our services at each location to provide:

     *    cafeteria services,
     *    vending machines, and
     *    special event catering.

     At most locations, we are the exclusive provider of all available food and beverages and are responsible for hiring and training personnel. Our on-site managers work closely with our corporate officers to ensure continuing food quality and customer satisfaction.

     New accounts are assigned to a member of management who develops a comprehensive plan to meet each client's specific needs. After extensive interviews and on-site visits, an operating strategy is formulated to best meet the needs of our clients. We consider various factors to maximize our profit potential without sacrificing client satisfaction, including a thorough review of:

     *    labor and product costs,
     *    facility and menu design,
     *    training and recruiting,
     *    specialized needs of the client or its employees, and
     *    equipment needs.

     Each location is continually reviewed to monitor client employee satisfaction, changing food requirements and quality of food and service. Based upon reports supplied by on-site managers, additional services are added as demand changes, including the addition of vending machines, catering facilities and food selection upgrades.

     We typically are required to grant credit to our customers to fund their initial purchase of equipment and supplies at our various food service facilities. Before granting credit, we review a client's credit history and establish an allowance for accounts based upon factors surrounding the credit risk of specific clients, industry historical trends and other types of credit information. To reduce the risk of default, our client contracts provide for buyback provisions requiring each client to buy the equipment and supplies in the event of an early termination of the contract.

     Client accounts are staffed by several levels of management type employees who are responsible for our client's complete satisfaction. We employ district managers with strong sales and administrative backgrounds who are responsible for overseeing the client accounts in their region, as well as forecasting the budget for each account and assisting the on-site management at each location. The on-site manager is responsible for the day-to-day activities of the account and for ensuring continuing food quality and satisfaction. In the smaller accounts, a chef/manager will perform these duties. The supporting personnel at each location may include:

     *    an executive chef,
     *    sous chef,
     *    grill cook,
     *    deli servers,
     *    cashiers,
     *    dishwashers,
     *    catering personnel, and
     *    general kitchen help.

     We employ managers, chefs and cooks who have obtained experience from larger food service organizations, graduates of a culinary school or graduates with a degree in Hotel and Restaurant management. Other support personnel are hired locally and trained on-site by our on-site manager, chef/managers and/or district mangers.

     Our Lindley subsidiary prepares meals for various governmental programs under fixed-price contracts and has a slightly different operational structure. Typically, Lindley will bid on government feeding programs involving schools and senior citizen programs. Lindley operates three food processing locations which have high volume production capabilities for breakfast, lunch and after school programs. Lindley's production staff prepares the meals fresh daily and delivers the meals using its own trucks and drivers, directly from the food processing locations to the client's facility. Lindley also offers packaged microwavable senior meals for its "meals-on-wheels" programs and does congregate feeding. A staff nutritionist monitors the nutritional content of the food produced at each of Lindley's facilities.

BUSINESS STRATEGY

FOOD SERVE 2000

     We introduced our "Food Serve 2000" as a means of evaluating all of our existing food operations in an attempt to maximize and maintain client satisfaction. Each month we study the basic elements of our food service at each location, including:

     *    traffic flows and waiting times,
     *    menu variety and food presentation,
     *    nutritional assessment,
     *    work preparation, and
     *    labor qualifications.

     Through our continuing evaluations, on-site managers strive to maintain:

     *    strict cost containment policies,
     *    nutritional programs for better health,
     *    custom designed menus to meet regional and ethnic tastes, and
     *    facilities with state-of-the-art equipment.

     After our comprehensive evaluations, each facility is reviewed with the client to select the best possible combination of food and service. This program allows us to make rapid changes at a given location before employee dissatisfaction results in a termination of a contract. If a problem develops at a local level, management has the ability to rapidly deploy individuals specializing in the area and seek a solution.

NEW BUSINESS

     We intend to aggressively pursue higher margin business such as the "meals-on-wheels" and other senior feeding programs. We will focus on this market by attending trade shows and submitting more bids for this type of business in the northeastern United States and other areas. With the acquisition of the Contra-Pak assets, we have entered the market for shelf stable meals for the elderly and victims of national disasters. In addition, we continue to pursue potential strategic acquisitions of small and medium size food service providers in an effort to expand our service offerings and broaden our geographic reach.

INTERNAL OPERATIONS

     We continue to evaluate and improve our internal procedures and develop new product presentations. Often times this requires the purchase of specialty equipment. We believe employee satisfaction results in improved and more consistent service. Our employee programs include:

     *    training programs, competitive wages and retirement benefits,
     *    establishing a seniority system, and
     *    promoting stable working conditions.

MARKETING

     We selectively bid for privately owned facility contracts and contracts awarded by governmental and quasi-governmental agencies. Other potential food service contracts come to our attention through:

     *    direct contact with a client,
     *    by mail and telephone,
     * from conversations with suppliers, such as purveyors and vending machine suppliers, and
     *    state listings.

     New clients generally require that we submit a bid and make a proposal outlining a capital investment and other financial terms. We often are required to make capital improvements to the client's facility at the start of the contract to secure an account. We also expend a great deal of time and effort preparing proposals and negotiating contracts. In certain cases, a private-facility owner may choose to negotiate with us exclusively, in which case we do not have to participate in any bidding process.

     To attract office building clients, we constantly upgrade our food service and provide quality foods. We strive to provide menu items which are healthy and higher quality than typical fast food or cafeteria style products. Our philosophy is that to the extent our client's employees are able to satisfy their food needs at their employer's location, the less time those employees are away from their office setting. We believe this results in an increase in corporate and individual productivity. Further, if we can satisfy the employees with diverse and high-quality food items, employers are often willing to subsidize a portion of the costs.

     We believe that we can compete with the largest of our competitors because:

     * we provide direct, personal contact with our clients two or three times a week,
     *    offer flexible menus to meet desires, and
     *    intensively train our managers.

     We were featured in several articles in various trade publications during the fiscal year ended June 29, 2001:

     * In the January 2001 issue of The Wall Street Transcript, our CEO and President, Geoffrey Ramsey, and Vice President and CFO, David Murphy, provided their insight and long term vision for the food service industry in general and Host in particular.

     * In March 2001, Food Service Director Magazine cited Host with the fastest growth rate (67%) among their list of the largest fifty-five food service contract firms for calendar year 2000.

     * The April 2001 issue of Food Management Magazine placed Host in the fortieth spot on their "Contractor Top 50" list for calendar year 2000.

ACQUISITION STRATEGY

     We believe there are significant opportunities to further expand our business through the acquisition of companies in the contract food service industry and small to medium size food service providers. Our officers and directors are responsible for identifying, pursuing and negotiating potential acquisition candidates and integrating acquired operations. We believe we can integrate acquired companies into our management structure and diversify operations successfully without a significant increase in general and administrative expenses. In addition, future acquisitions are expected to enable us to lower overhead costs through centralized geographical office operations. We would like to grow to a size that qualifies us for bids on larger volume accounts, requiring asset or purchase programs, however, there can be no assurance that our acquisition strategy will be successful.

MAJOR CLIENTS AND CONTRACTS

     We have a number of large, multi-year contracts among our thirty-five
(35) separate clients.  Some of our larger contracts include:

     * Pitney Bowes, Inc., of Stamford, Connecticut (currently 5 locations with over 4,500 employees),
     * Oxford Health Plans, Inc., of Trumbull, Connecticut (currently 6 locations with over 4,000 employees),
     * Georgia Pacific, of Norwalk, Connecticut (with over 1,000 employees), and
     * Stanley Works of New Britain, Connecticut and East Greenwich, Rhode Island (with over 4,500 employees).

     Our two largest contracts, Oxford Health Plans and Pitney Bowes, accounted for 12% and 11%, respectively, of our total revenue for the fiscal year ended June 29, 2001. If we were to lose either of these major contracts, such loss may have a material adverse effect on Host.

     During the fiscal year ended June 29, 2001, we opened three new dining facilities. We opened facilities at the American Red Cross in Farmington, Connecticut, at Goodwill Industries in Bridgeport, Connecticut, and at Tellium, Inc. in Ocean Port, New Jersey. We offer dining, catering, coffee and snack services, and vending machines at these facilities. We also signed food service contracts with JDS Uniphase and Lucent Technologies during the past year. We are currently providing vending services to JDS Uniphase at its offices located in Bloomfield,

Connecticut. Our services at Lucent's offices in Somerset, New Jersey, were scheduled to commence in June, but Lucent has postponed corporate dining services indefinitely. We do not anticipate commencing our operations at Lucent during the fiscal year 2002.

     Our Lindley subsidiary has numerous "meals-on-wheels" and congregate feeding accounts, the largest of which are in New Haven, Bridgeport and Waterbury, Connecticut. Lindley provides school breakfasts and lunches for the New Haven, Bridgeport and Waterbury public schools. During the summer months, Lindley provides breakfasts and lunches for the Bridgeport, Waterbury and Hartford summer food programs. The above referenced contracts were awarded to Lindley after it had been the successful bidder for this business. Most of Lindley's contracts are secured in this manner because the majority of its business is with governmental agencies. Host believes that there is a growing market for the high margin "meals-on-wheels," congregate meals and other senior feeding programs and intends to aggressively pursue this type of business.

SEASONALITY

     Our business is somewhat seasonal in nature. Many of our corporate clients are less busy in the summer months due to the vacation schedules of their employees and shift reductions. Special events catering tends to peak at various times of the year depending on corporate meetings, holiday parties and the frequency of special events. We adjust our labor staffing and inventories as necessary during these periods.

COMPETITION

     We encounter significant competition locally and nationally in the contract food service market. Food service companies compete for clients on the basis of:

     *    quality and service standards,
     *    local economic conditions,
     *    innovative approaches to food service facility design, and
     * maximization of sales and price (including the making of loans, advances and investments in client facilities and equipment).

     Competition may result in price reductions, decreased gross margins and loss of market share. Certain of our competitors compete with us on a national basis and have greater financial and other resources than we have. In addition, existing or potential clients may elect to "self operate" their food service, eliminating the opportunity for us to compete for their business.

GOVERNMENT REGULATION

     Our business is subject to various government regulations including environmental, employment and safety regulations. In addition, our food service facilities are subject to state health department regulations and yearly health inspections. Our food service operations are also subject to sanitation and safety standards, and state and local licensing of the sale of food products. The cost of compliance with these various regulations is not material; however, we cannot assure you that additional federal and state legislation or changes in the regulatory environment will not limit our activities in the future or increase the cost of compliance.

EMPLOYEES

     As of June 29, 2001, we had 233 full-time employees and 22 part-time employees employed for special occasions and seasonal busy times. Our Lindley subsidiary had 78 full-time employees and 7 part-time employees. None of our employees are represented by a union.

FACILITIES

     Our corporate offices are located at Two Broadway, Hamden, Connecticut 06518. Our telephone number is (203) 248-4100. Lindley's corporate offices are located at 515 Lindley Street, Bridgeport, Connecticut 06606.

     We lease our Hamden offices under the terms of a month-to-month lease agreement, with a monthly payment of $3,335. We also maintain food service facilities at a number of locations throughout the northeast pursuant to our contracts with building owners. Lindley leases its office and food processing facility in New Haven, Connecticut pursuant to a five (5) year lease which commenced on April 1, 2000, with a monthly payment of $11,075. Lindley leases the Bridgeport facility from Messrs. Cerreta and Rossomando, paying Messrs. Cerreta and Rossomando $3,000 per month. We believe this lease is on terms competitive with other similar facilities in Bridgeport, Connecticut.

     In addition, we pay M. Alferi Property Management $5,400 per month for facilities located in Edison, New Jersey. We also pay $3,275 per month to Westchester One for facilities in White Plains, New York.

                           BUSINESS OF SELECT

     EXCEPT FOR HISTORICAL INFORMATION, THE FOLLOWING DESCRIPTION OF SELECT'S BUSINESS MAY CONTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES. SELECT'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS, INCLUDING THOSE SET FORTH IN THIS PROXY STATEMENT UNDER THE HEADING, "RISKS RELATED TO SELECT."

OVERVIEW

     Select is a regional employment screening company offering a complete package of criminal histories, motor vehicle reports, worker's compensation records, verifications of education and social security numbers, credit reports, and previous employment verification. Drug screening and assessment testing is also available to Select's clients through strategic affiliates. Select currently has operations in Oklahoma, Texas, Missouri, Kansas, and Arkansas.

     According to AAIM Management Association, a non-profit employer association, 33% of all applicants embellish their resumes or falsify information on an application. Furthermore, the Employers Resources Association estimates that the cost of replacing employees ranges from $6,000 to $11,000 per employee. Select believes that these statistics demonstrate the need for the pre-employment screening process.

     Select believes there are significant opportunities to expand its business through targeting specific markets directly, particularly the education market and the medium sized corporations with 1,000 to 5,000 employees. Management believes that these markets have a greater need for this type of service and will provide increased profitability by increasing the average size of an account.

     The majority of corporate revenues are from sales to customers that are in health care or temporary employment industries. This makes up approximately 45% and includes nursing homes, assisted living centers, hospitals, and home health care providers. Temporary employment agencies currently make up 10% of revenues. The balance of revenues is from a variety of commercial businesses, schools, and contractors. Select has over a 1,000 different accounts with the average account size being only $2,500 annually. Management believes by focusing on larger employers that have 1,000 to 5,000 employees, incremental profits will increase by reducing administrative costs and increasing the average size of the account.

     Limited marketing strategies have been utilized by Select and word-of-mouth has been the primary source of new customers. Select has a good reputation in the state of Oklahoma, and this reputation has afforded Select the opportunity to obtain additional business outside of the state for clients with related companies.

HISTORY

     Select was formed as an Oklahoma Corporation on July 11, 2000. Its only business has been providing pre-employment screening services. On August 14, 2000 Select acquired the assets and business of Data Information Services, a division of Eureka Holding Company, Inc., for 647,500 shares of Select stock. Data Information Services provides pre-employment screening services primarily in Oklahoma and surrounding states. Data Information Services L.L.C. was founded in 1989. On September 30, 1995, Eureka Holding Company, Inc. acquired the assets and business of Data Information Services L.L.C. and operated the business as Data Information Services. Eureka Holding Company, Inc. raised $655,000 in a private placement in December 1995. The growth of the business has been through trade shows, referrals and sales calls. Data Information Services and Select's growth has been funded by the proceeds of the private placement and retained earnings.

INDUSTRY OVERVIEW

     Select believes that the need for its pre-employment screening services will grow as the United States workforce grows. The Bureau of Labor Statistics estimates that the United States civilian labor force will increase by 17 million over the 2000 - 2010 period, reaching 158 million in 2010. FORTUNE MAGAZINE wrote in February 2000, that on average in U.S. businesses, at least half of all new hires don't work out. Based on statistics such as these, Select believes there will be a continuing need for its pre-employment screening services.

OPERATIONS

     Select's primary emphasis has been on those businesses that are required by law to have criminal history searches performed. These types of accounts presently make up the majority of Select's clients. Currently the emphasis is shifting from being more than a requirement, but rather a solution to those larger corporate accounts. Select has segmented each step in the workflow process to ensure that proper handling and special attention is given to those key accounts. One person is assigned to each key account and a member of management tracks the daily activities and monitors the process for quality and customer satisfaction.

     Typically, Select does not require contracts with their clients. To minimize losses, management monitors outstanding balances monthly and freezes accounts that are past due more than 60 days.

     The hiring philosophy for Select is to employ people with a good work ethic, excellent attitude and a capacity to learn. The average tenure is 3 years. Furthermore, the support staff is cross-trained into various aspects of the workflow to ensure coverage for day-to-day activities.

BUSINESS STRATEGY

     Select has done a thorough analysis and will continue to evaluate the customer base, workflow procedures, vendor selection, and competition. Management has implemented several changes that have streamlined processes and improved quality of final presentation of information given to clients and will endeavor to make additional improvements.

     Select will continue to focus on the education market by establishing strong relationships in related professional associations and organizations. Select will attend conferences and trade shows to establish contacts and promote services.

     Select anticipates an increase to existing client base, while actively seeking customers in contiguous geographical locations.

MARKETING

     Select obtains a large number of customers through referrals from other clients. Other potential leads come to Select's attention through direct contact with a customer, by mail and telephone, and from participation in professional organizations or associations.

     Select is constantly attempting to upgrade the quality of the information provided, as well as the appearance of this material. To attract potential clients, Select continues to look for ways to package services to entice businesses to do a more thorough screening process. If Select can demonstrate a return on investment to businesses by reducing training costs, overhead, and employee turnover, corporations will less likely attempt to perform these screenings internally.

MAJOR CUSTOMERS

     The majority of Select's revenues are from sales to customers in the health care or temporary employment industries. Other customers include commercial businesses, schools and contractors who seek employment screening services. While no customer of Select accounts for over 3% of its total revenue, some of its more recognized customers include Manpower, Inc. and Great Plains Coca Cola, Inc. Such clients are representative of Select's client base, although many of Select's clients do not have such widespread name recognition.

COMPETITION

     Select encounters competition in the employment screening market in which it operates. Screening companies compete for clients on the basis of quality of information, timeliness, and delivery of service. Competition may result in price reductions, decreased gross margins, and loss of market share. Certain of Select's competitors compete on a national level and have greater financial and other resources than Select. In addition, existing or potential clients may elect to perform their screening process themselves, thus eliminating the need for Select. There can be no assurance that Select will be able to compete successfully in the future or that competition will not have a material adverse effect on Select's business or financial condition.

GOVERNMENT REGULATION

     Select's business is subject to various governmental regulations including the Fair Credit Reporting Act, the Americans with Disabilities Act, and state rules regarding use of information. Cost of compliance with these various regulations is not material; however, there can be no assurance that additional federal and state legislation or changes in the regulatory environment will not limit the activities of Select in the future or increase the cost of regulatory compliance.

STRATEGIC ALLIANCE

     Recently, Select has pursued a strategic alliance with a drug screening company. With this strategic alliance, Select will now offer a five-panel and nine-panel drug screening service. Select anticipates this new service will enhance its current operations. Additionally, Select has recently begun to target the education industry and with the new legislation requiring criminal background checks for all personnel, Select expects this to significantly enhance current operations.

EMPLOYEES

     As of September 30, 2001, Select had 9 full-time employees, including Tammi Didlot, President, Cheryl York, Staff Executive and Greg Detweiler, Director of Operations and 1 part-time employee. None of Select's employees are members of a union.

DESCRIPTION OF PROPERTIES

     Select leases its office facility under the terms of a three (3) year lease agreement, which commenced February 1, 2000 with a monthly payment of $1,486, and annual increases of 4%. The current lease payment is $1,548 until February 1, 2002, and the new lease amount will become $1,610.
Select believes this lease is on terms competitive with other similar facilities in Oklahoma City, Oklahoma.

     Select's corporate office is located at 6601 N. Broadway, Oklahoma City, Oklahoma 73116 and its telephone number is (405) 842-2088.

LEGAL PROCEEDINGS

     Select knows of no pending or threatened legal proceeding to which it is or will be a party which, if successful, might result in a material adverse change in the business, properties, or financial condition of Select.

RELATED PARTY TRANSACTIONS

     On October 15, 2000, Select authorized loaning up to $150,000 to Roger
Lockhart, the Chairman of Select.   This loan was secured by all of Mr.
Lockart's Select stock. On October 17, 2000, $50,000 was borrowed at a 7.5% interest rate. On October 26, 2000, $80,000 was borrowed at a 7.5% interest rate. On December 21, 2000, $10,000 was borrowed at a 7.5% interest rate. On May 9, 2001, the loan including principal and interest was paid in full.

                               MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF HOST AFTER THE MERGER

     Following the merger, Host's existing directors and executive officers will remain the directors and executive officers of Host. In addition, Tammi Didlot, the current President of Select, will be nominated and appointed as a Class II director of Host and will remain the President of Select. The following table sets forth certain information concerning the directors and executive officers of Host following the merger:

NAME                    AGE              POSITION
----                    ---              --------

Geoffrey W. Ramsey      51     CEO, President, Treasurer and a Director

David J. Murphy         44     CFO, Executive Vice President and a
                               Director

Anne L. Ramsey          54     Secretary and a Director

Gilbert Rossomando      43     President of Lindley and a Director

Mark Cerreta            41     Executive Vice President - Lindley

Tammi Didlot            35     President of Select and a Director

Thomas P. Eagan, Jr.    58     Director

Patrick J. Healy        57     Director

John D'Antona           58     Director
_____________________

     All directors will hold office until their successors have been elected and qualified.

     Each of the officers of Host will provide services to Host on a full time basis. Other than officers who are subject to employment agreements, each officer serves at the discretion of the board of directors.

     The following is a biographical summary of the business experience of the directors and executive officers of Host.

     GEOFFREY W. RAMSEY, Host's co-founder, has been the President, Treasurer and a Director of Host since March 1986. Mr. Ramsey has more than 30 years experience in the food service industry. Currently, he is responsible for the day-to-day management of all marketing and sales activities for Host. He also is responsible for future growth planning and evaluating potential acquisition candidates. He has developed a comprehensive sales program for manual dining operations, vending and other ancillary services. Prior to 1986, Mr. Ramsey operated a number of diverse food service operations. These included the University of New Haven, Southern

Connecticut State University, Choate - Rosemary Hall and others. Mr. Ramsey was Personnel and Training Specialist for ARA Services and has a B.S. degree from the University of New Haven and a A.A.S. degree from the Culinary Institute of America.

     DAVID J. MURPHY, a co-founder of Host, has been Executive Vice President and a Director of Host since March 1986. Mr. Murphy has more than 25 years experience in the industry. Currently, he is responsible as Chief Financial Officer for all financial and operational aspects of Host. From 1984 to 1986 he was the Operations Manager for Campus Dining at the University of New Haven and served as Adjunct Professor in the Hotel, Restaurant and Tourism School. From 1983 to 1984 he was involved in operations at Hamilton College in Clinton, New York and Fairleigh Dickinson University in Madison, New Jersey. Mr. Murphy received his B.S. degree in International Business from Quinnipiac University in Hamden, Connecticut, and a certificate in Exporting Marketing from the same college. He has also completed post graduate courses in business. Mr. Murphy is a member of the National Restaurant Association and the National Association of College and University Food Services and is listed in 1986-1987 Directory of Hospitality Educators.

     ANNE L. RAMSEY has been the Secretary and a Director of Host since March 1986. Along with her duties as Corporate Secretary, Ms. Ramsey serves as a District Supervisor, is responsible for one of the Host facilities in Connecticut and is the Human Resources Director. Prior to 1986, she was Vice President of Operations for Comstock Leasing, Inc. in San Mateo, California from 1984 to 1985. From 1980 to 1984, she was Operations Manager for Comstock Leasing.

     GILBERT ROSSOMANDO has served as a Director of Host since July 2000 and is one of the founders of Lindley Food Services, Inc. Mr. Rossomando served as an Officer and Director of Lindley from July 1995 to July 2000 and continues to be an officer of Lindley, as a subsidiary of Host, where he is responsible for cost analysis, sales and marketing, contract bidding and employee policies. Mr. Rossomando has a Bachelors Degree in Business Administration and Food Service Management from the University of New Haven.

     MARK CERRETA is a co-founder of Lindley Food Services, Inc., and since July 2000 has served as the Executive Vice President in charge of Host's Lindley operations. From July 1995 to July 2000, Mr. Cerreta served as an Officer and Director of Lindley. Mr. Cerreta is currently responsible for customer relations, purchasing, commodity processing for donated foods and negotiates bid pricing with manufacturers. He has a Bachelors degree in Business Administration and Food Service Management from the University of New Haven.

     TAMMI DIDLOT, has served as the President of Select since July 2000 and has more than 10 years of experience in the information industry. In her capacity as President of Select, Ms. Didlot is responsible for all financial, marketing and sales activities for Select. Prior to joining Select, Ms. Didlot worked for Choice Point (formerly Equifax Services) in various roles. From 1992 - 1995, she was the General Manager in Oklahoma and Arizona. From 1995 - 1997, she was the General Manager of the National Telephone Audit Center. In 1997, she was promoted to Director of Centralized Processing and promoted again in 1998 to Assistant Vice President of Inside Services. In 1999 she became the Vice President of Sales Marketing for Choice Point. Ms. Didlot has a B.S. degree in Business Administration from Oklahoma State University.

     THOMAS P. EAGAN, JR. has been a Director of Host since November 1988. He has been employed as a Regional Sales Director with Eastern Bag & Paper Co., Inc. in Bridgeport, Connecticut since May 1979. From February 1972 to May 1979, Mr. Eagan owned and operated Purifier Systems, Inc. in Hamden, Connecticut, a wholesale paper distributor. From January 1972 to February 1973, Mr. Eagan was Regional Manager for Piedmont Capital Corp., a mutual fund life insurance underwriter located in Woodbridge, Connecticut. In this capacity, Mr. Eagan supervised Piedmont's Financial Planners and District Managers in southern Connecticut. Mr. Eagan studied Business Administration and graduated from Quinnipiac University in Hamden, Connecticut.

     JOHN D'ANTONA has served as a Director of Host since February 1998. Mr. D'Antona has 25 years experience in a variety of food service marketing and sales positions and for the past five years, he has been the New England Regional Manager for Mother Parker Tea and Coffee. Mother Parker Tea and Coffee was established in 1912, is a Canadian company and is the largest private label and producer of tea and coffee in North America.

     PATRICK J. HEALY Ph.D has been a Director since February of 1998. He is the Senior Vice President for Finance and Administration for Quinnipiac University and has held this position for the past 20 years. He received his undergraduate degree in accounting from Quinnipiac, his MBA from the University of New Haven, a doctorate in Educational Leadership, Higher Education Administration, from the University of Connecticut, and completed the higher education program at the Institute for Educational Management at Harvard University. He has been on the Board of the Connecticut Chapter of the Leukemia and Lymphoma Society since 1992, where he served as Treasurer, Vice President, and Chapter President. He was elected to the National Board of the Leukemia and Lymphoma Society in 1996, and also serves on the Board of The Children's Corner in Ridgefield, Connecticut.

     Host's board of directors held three (3) meetings during the fiscal year ended June 29, 2001, and each director attended all of the meetings held. There is no family relationship between any director or nominee for director of Host and any other director, nominee or executive officer of Host except Geoffrey W. Ramsey and Anne L. Ramsey are brother and sister.

BOARD COMMITTEES

     We have four standing committees:

     *    the Executive Committee,
     *    the Audit Committee,
     *    the Compensation Committee, and
     *    the Nominating Committee.

EXECUTIVE COMMITTEE

     The executive committee attends to and reports to the board on day-to-day operating, financial, regulatory and other matters. The committee members are Geoffrey W. Ramsey, David J. Murphy and Anne L. Ramsey. The members of the executive committee perform their duties in addition to their regular duties as board members. During the fiscal year ended June 29, 2001, the executive committee held one (1) meeting.

AUDIT COMMITTEE

     The audit committee was formed in June 1999 pursuant to the adoption of our audit committee charter. The audit committee attends to and reports to the board with respect to matters regarding our independent public accountants. This includes:

     *    annual review of the charter,
     * recommending a firm to be engaged as our independent public accountants for the next fiscal year,
     * reviewing with our independent public accountants the scope and results of the audit and any related management letter,
     * consulting with the independent public accountants and management with regard to our accounting methods and adequacy of our internal accounting controls,
     * approving the professional services rendered by the independent public accountants,
     * reviewing the independence, management consulting services and fees of the independent public accountants,
     * inquiring about significant risks or exposures and methods to minimize such risk,
     *    ensuring effective use of audit resources, and
     *    preparing and supervising SEC reporting requirements.

The audit committee currently consists of Messrs. Patrick Healy, Thomas P. Eagan and John D'Antona, all of whom are the independent members of our board as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee met four times during the last fiscal year ending June 29, 2001.

AUDIT COMMITTEE REPORT

     The audit committee has reviewed and discussed the audited financial statements for the year ended June 29, 2001 with management. Furthermore, the committee has discussed with Host's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence. Based on its review and discussions referred to above, the audit committee recommended to the board that the audited financial statements be included in Host's Annual Report on Form 10-KSB for the fiscal year ended June 29, 2001 be filed with the Securities and Exchange Commission.

     Respectfully submitted by the Audit Committee of the Board of
Directors:

          Patrick J. Healy
          Thomas P. Eagan
          John D'Antona

COMPENSATION COMMITTEE

     The compensation committee attends to and reports to the board with respect to the appropriate compensation of directors and executive officers. The committee is also responsible for administering our employee benefit plans. The current members are Messrs. Geoffrey W. Ramsey, Thomas
P. Eagan and John D'Antona. During the fiscal year ended June 29, 2001, the compensation committee held one (1) meeting.

NOMINATING COMMITTEE

     The nominating committee attends and reports to the board with respect to interviewing, evaluating, nominating and recommending individuals for membership on our board of directors and committees. Committee members also nominate individuals to be elected as officers. The nominating committee will not consider nominees for our board of directors recommended by shareholders.

     Members of the nominating committee are Messrs. David J. Murphy and Geoffrey W. Ramsey. The nominating committee held one (1) meeting during the fiscal year ended June 29, 2001.

                         EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

===========================================================================================================
                                       SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                 ------------------------------
                     Annual Compensation                                  Awards        Payouts
-----------------------------------------------------------------------------------------------

      (a)             (b)      (c)          (d)         (e)         (f)         (g)     (h)      (i)

                                                       Other                                     All
     Name                                              Annual    Restricted             LTIP     Other
     and                                               Compen-     Stock      Options/  Pay-    Compen-
   Principal                  Salary       Bonus       sation     Award(s)      SARs    outs    sation
   Position         Year (2)  ($)(1)        ($)        ($)(3)       ($)         (#)      ($)    ($)(4)
-----------------------------------------------------------------------------------------------------------
Geoffrey W. Ramsey   2001    $140,000     $ -0-        $6,500        0         20,000     0      $19,300
 President and CEO   2000    $140,000     $ -0-        $6,500        0         25,000     0      $19,300
                     1999    $105,000     $ -0-        $6,500        0         30,000     0      $19,300

David J. Murphy      2001    $135,000     $ -0-        $6,500        0         20,000     0      $12,500
 Vice President      2000    $135,000     $ -0-        $6,500        0         25,000     0      $12,500
                     1999    $100,000     $ -0-        $6,500        0         30,000     0      $12,500

Gilbert Rossomando   2001    $135,000     $ -0-        $6,500        0         12,000     0      $12,500
 President  of       2000       --          --           --          --          --       --        --
 Lindley(5)          1999       --          --           --          --          --       --        --


Mark Cerreta         2001    $135,000     $ -0-        $6,500        0         12,000     0      $12,500
 Executive Vice      2000       --          --           --          --          --       --        --
 President of        1999       --          --           --          --          --       --        --
 Lindley(5)
==========================================================================================================

(1) Messrs. Ramsey's and Murphy's salaries were adjusted on July 30, 2001 to $147,000 and $141,750, respectively. This was in Host's fiscal year 2002. Their prior annual salaries were $140,000 and $135,000, respectively.
(2) Periods presented are for the fiscal years ended June 29, 2001, June 30, 2000 and June 25, 1999.
(3) Host gives Messrs Ramsey, Murphy, Rossomando and Cerreta a car allowance valued at approximately $6,500 per year.
(4) Includes health, life and disability insurance for Messrs. Ramsey and Murphy and health and disability insurance for Messrs. Rossomando and Cerreta.
(5) Messrs. Rossomando and Cerreta entered into employment agreements with Host on August 1, 2000 in connection with Host's acquisition of Lindley Food Services, Inc. Information for fiscal years prior to 2001 is not available.

COMPENSATION OF DIRECTORS

     Our directors receive $500 for each meeting of the board attended, $250 for participation in each meeting of the board by telephone conference and $250 for participation, in person or by telephone conference, in each committee meeting. Directors are reimbursed for out-of-pocket expenses in attending meetings of the board of directors or committees.

EMPLOYMENT CONTRACTS

     We have employment agreements with Messrs. Ramsey and Murphy for five years which commenced February 19, 1998. Under the terms of the agreements, Messrs. Ramsey and Murphy receive annual salaries of $140,000 and $135,000, respectively, which may be increased from time to time by our compensation committee or by the board of directors. Effective July 30, 2001, Messrs. Ramsey's and Murphy's salaries were increased to $147,000 and $141,750, respectively. Their salaries will not be decreased without their consent. Both individuals receive an expense account, an automobile expense account, related business expenses and all benefits afforded other employees. We also provide health, disability and life insurance to Messrs. Ramsey and Murphy.

     Effective August 1, 2000, we entered into four (4) year employment agreements with Gilbert Rossomando and Mark Cerreta, the President and Vice President of Lindley Food Services, Inc., our wholly-owned subsidiary. Messrs. Rossomando and Cerreta each receive a base salary of $135,000 a year and benefits, including a car allowance and health and disability insurance. Messrs. Rossomando and Cerreta are also entitled to a certain payments on the Lindley profits pursuant to the terms of our acquisition of Lindley.

     Pursuant to the merger agreement, we will enter into a three-year employment agreement with Tammi Didlot, the President of Select. Ms. Didlot will receive an initial annual base salary of $82,420 and will receive benefits according to the benefit programs available to Host's senior management. She will also be eligible to receive bonuses to be paid in shares of Host common stock and cash.

2000 STOCK OPTION PLAN

     On September 15, 2000, we adopted the 2000 Stock Option Plan which provides for the issuance of options to purchase up to 500,000 shares of common stock to employees, officers, directors and consultants. The plan was ratified by our shareholders at our annual meeting of shareholders on November 21, 2000. As of the date of this prospectus, 309,500 options have been awarded to our employees. Unless sooner terminated, the plan will expire on September 15, 2010.

     The purpose of the plan is to encourage stock ownership by employees, officers, directors and consultants so that they may acquire or increase their proprietary interest in Host, to:

     * induce qualified persons to become our employees, officers or consultants;

     * compensate employees, officers, directors and consultants for past services; and

     * encourage such persons to become employed by or remain in the employ of or otherwise continue their association with Host and to put forth maximum efforts for the success of our business.

     The plan states that it is not intended to be the exclusive means by which we may issue options or warrants to acquire our common stock, stock awards or any other type of award. To the extent permitted by applicable law, we may issue any other options, warrants or awards other than pursuant to the plan without shareholder approval.

     The plan is administered by a committee consisting of the board of directors or compensation committee, if appointed. At its discretion, the committee may determine the persons to whom options may be granted and the terms thereof. As noted above, the committee may issue options to the board.

     The terms of any options granted under the plan are not required to be identical as long as they are not inconsistent with the express provisions of the plan. In addition, the committee may interpret the plan and may adopt, amend and rescind rules and regulations for the administration of the plan.

OPTIONS GRANTED TO DIRECTORS AND EXECUTIVE MANAGEMENT

     In August 1997, Host granted options to purchase 1,000 shares of common stock to two directors, Mr. Thomas P. Eagan, Jr. and Anne L. Ramsey, respectively. Also in August 1997, Host issued options to purchase 5,000 shares of common stock to Geoffrey W. Ramsey and David J. Murphy, officers and directors. The stock options are exercisable over a period of ten (10) years at an exercise price of $5.00 per share. The options are subject to certain adjustment provisions in the event of any stock dividends, reverse splits and/or reclassifications of the common stock. In July 1999, Host granted to its officers and directors options to purchase 90,000 shares of common stock. Specifically, the board of directors granted Mr. Ramsey 30,000 options, Mr. Murphy 30,000 options, Ms. Ramsey 10,000 options, Mr. Eagan 10,000 options, Mr. Healy 5,000 options and Mr. D'Antona 5,000 options. In May 2000, Host granted to its officers and directors options to purchase 85,000 shares of common stock. The stock options are exercisable for a period of ten (10) years at an exercise price of $4.00. Specifically, the board granted Mr. Ramsey 25,000 options, Mr. Murphy 25,000 options, Ms. Ramsey 8,750 options, Mr. Eagan 8,750 options, Mr. D'Antona 8,750 options and Mr. Healy 8,750 options. In December 2000, Host granted to its officers and directors options to purchase 87,500 shares of common stock. The stock options are exercisable for a period of ten (10) years at an exercise price of $2.69. Specifically, the board of directors granted Mr. Ramsey 20,000 options, Mr. Murphy 20,000 options, Ms. Ramsey 5,000 options, Mr. Eagan 8,500 options, Mr. D'Antona 5,000 options, Mr. Healy 5,000 options, Mr. Rossomando 12,000 options and Mr. Cerreta 12,000 options.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options to our executive officers who received stock options during fiscal year 2001. The fair value of the option grant was estimated on the date of the grant based on the then market price of Host's common stock. None of the following options have been exercised.

                                NUMBER OF SECU-
                                     RITIES   PERCENT OF TOTAL
                                  UNDERLYING    OPTIONS/SARS
                                 OPTIONS/SARS    GRANTED TO   EXERCISE OF
                                    GRANTED     EMPLOYEES IN  BASE PRICE  EXPIRATION
           NAME                       (#)       FISCAL YEAR     ($/SH)       DATE
            (a)                       (b)           (c)           (d)         (e)
------------------------------------------------------------------------------------
Geoffrey W. Ramsey . . . . . . .    20,000         22.9%         $2.69      12/4/10

David J. Murphy. . . . . . . . .    20,000         22.9%         $2.69      12/4/10

Anne L. Ramsey . . . . . . . . .     5,000          5.7%         $2.69      12/4/10

Gilbert Rossomando . . . . . . .    12,000         13.7%         $2.69      12/4/10

Mark Cerreta . . . . . . . . . .    12,000         13.7%         $2.69      12/4/10
------------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth certain information with respect to stock options exercised by our executive officers during fiscal year 2001. In addition, the table sets forth the number of shares covered by unexercised stock options held by executive officers as of June 29, 2001 and the value of "in-the-money" stock options which represent the positive spread between the exercise price of a stock option and the market price of the shares subject to such option as of June 29, 2001.

                                                             NUMBER OF
                                                            UNEXERCISED
                                                            SECURITIES       VALUE OF
                                                            UNDERLYING      UNEXERCISED
                                                           OPTIONS/SARS    IN-THE-MONEY
                                     SHARES     VALUE      AT FY-END (#)   AT FY-END ($)
                                    ACQUIRED   REALIZED     EXERCISABLE/    EXERCISABLE/
           NAME                   ON EXERCISE    ($)       UNEXERCISABLE   UNEXERCISABLE
            (a)                       (b)        (c)            (d)             (e)
----------------------------------------------------------------------------------------
Geoffrey W. Ramsey . . . . . . .    0           0             80,000/0        $28,700/0

David J. Murphy. . . . . . . . .    0           0             80,000/0        $28,700/0

Anne L. Ramsey . . . . . . . . .    0           0             24,750/0        $ 9,050/0

Gilbert Rossomando . . . . . . .    0           0             12,000/0        $ 3,720/0

Mark Cerreta . . . . . . . . . .    0           0             12,000/0        $ 3,720/0
----------------------------------------------------------------------------------------


INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS AND LIMITATION OF
LIABILITY

     Section 7-109-101 of the Colorado General Business Corporation Law ("CBCL") authorizes a corporation's board of directors to grant indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

     As permitted by the CBCL, our Articles of Incorporation include a provision that eliminates the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability:

     * for any breach of the director's duty of loyalty to Host or our shareholders;

     * for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

     * under Section 174 of the CBCL (regarding unlawful dividends and stock purchases) or

     * for any transaction from which the director derived an improper personal benefit.

     As permitted by the CBCL, our Bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by the CBCL, and that we are permitted to indemnify our other employees to the extent permitted by law.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     We lease approximately 3,000 square feet of office space in Bridgeport, Connecticut for our wholly-owned subsidiary, Lindley Food Services, Inc. from Gilbert Rossomando, the President of Lindley and a director, and Mark Cerreta, the Executive Vice President of Lindley and a principal shareholder. The rent on the lease is $3,000 per month. We believe this is a competitive lease rate for similar real estate in Bridgeport, Connecticut area where the office is located. All future transactions with management must be reviewed and approved by all of Host's independent directors.

     On July 11, 2001, Host received a $150,000 loan from Select pursuant to the terms of a promissory note executed by the parties. The promissory note bears interest at the rate of 9.25% per annum and is payable in full by Host on December 28, 2001, which has been extended to June 28, 2002.
The loan to Host was made independent from the proposed merger, although it was made to assist Host with working capital and other expenses that may be incurred in connection with the merger. Repayment of the loan is not affected by the merger transaction closing or failing to close and the note continues to be an obligation of Host. There are no additional loans contemplated between the parties.

SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

     On April 24, 2001, Host held a special shareholder's meeting to approve for sale and issuance up to $2.6 million worth of shares of common stock (or securities convertible into common stock) in an equity private transaction to a limited number of investors. The offering was for 800,000 units consisting of 800,000 shares of common stock and 400,000 warrants to purchase common stock. The offering price was $3.25 per unit, but management had the right to lower the offering price based on Host's market price, but not less than $2.75 per unit. The warrants are exercisable at $5.50 per warrant for a period of five (5) years. The shareholders approved the proposal and Host sold 65,384 units at $3.25 per unit and closed the offering on June 21, 2001.

               SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                          OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of shares of Host and Select stock as of March 14, 2002, and as adjusted to give pro forma effect to the merger, by (a) each shareholder known to own beneficially more than 5% of either the Host common or preferred stock or Select common stock outstanding on such date, (b) each director of Host and Select prior to the merger, (c) each director of Host following the merger, (d) each executive officer of Host following the merger, and (e) all directors and executive officers of Host and Select (both prior to and following the merger) as a group:

                            SHARES OF HOST COMMON     SHARES OF SELECT COMMON     SHARES OF HOST COMMON
PRESENT AND PROPOSED         AND PREFERRED STOCK               STOCK               AND PREFERRED STOCK
DIRECTORS, OFFICERS            BEFORE MERGER(1)           BEFORE MERGER(1)            AFTER MERGER(1)
AND 5% SHAREHOLDERS         NUMBER        PERCENT      NUMBER        PERCENT       NUMBER      PERCENT
-------------------         ------        -------      ------        -------       ------      -------
Geoffrey W. and Debra
 Ramsey(2)                   326,350     15.04%             -           -         326,350      11.37%
David J. Murphy(3)           323,100     14.89%             -           -         323,100      11.26%
Anne L. Ramsey(4)             25,327      1.17%             -           -          25,327       0.88%
Thomas P. and Irene
 Eagan(5)                    131,250      6.05%             -           -         131,250       4.57%
Patrick J. Healy(6)           18,850      0.86%             -           -          18,850       0.66%
John D'Antona(7)              18,750      0.86%             -           -          18,750       0.66%
Gilbert Rossomando(8)        111,061      5.12%             -           -         111,061       3.87%
Mark Cerreta(9)              111,061      5.12%             -           -         111,061       3.87%
Robert Vaughn(10)            150,000      6.91%             -           -         150,000       5.23%
Roger Lockhart(11)           102,800      4.74%       370,000      49.42%         448,730      15.63%
Tammi Didlot(12)                   -          -             -           -               -           -
Cheryl York(13)                    -          -        12,500       1.67%          11,687           *
Norena P. Walker(14)               -          -       100,000      13.36%          93,495       3.26%
Mike J. Addington(15)         12,700          *        50,000       6.68%          59,448       2.07%
Ray T. McGee(16)                   -          -        37,500       5.01%          35,061       1.22%
John W. Ritter(17)            42,900      1.94%        37,500       5.01%          77,161       2.69%

All executive officers
and directors as a
group(18)                  1,065,749     49.11%       382,500      51.09%       1,065,749      37.13%

__________________
*    Less than 1%.

(1) Includes shares of common stock not outstanding, but which are subject to options exercisable within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding common stock with respect to the holder of such options. Such shares are not, however, deemed to be outstanding for the purpose of computing the percentage of any other person.
(2) Mr. Ramsey is the beneficial owner of 21,350 shares of common stock, options to purchase 80,000 shares of common stock and 225,000 shares of Series A preferred stock. Mr. Ramsey's 80,000 options include the following options to purchase common stock, all of which are exercisable for a period of ten years from the date of issuance: (i) 5,000 options, exercisable at $5.00 per share, issued on August 10, 1997; (ii) 30,000 options, exercisable at $2.25 per share, issued on July 28, 1999; (iii) 25,000 options, exercisable at $4.00 per share, issued on May 17, 2000; and (iv) 20,000 options, exercisable at $2.69 per share, issued on December 4, 2000. Mr. Ramsey's business address is c/o Host America, 2 Broadway, Hamden, CT 06518.
(3) Mr. Murphy is the beneficial owner of 18,100 shares of common stock, options to purchase 80,000 shares of common stock and 225,000 shares of Series A preferred stock. Mr. Murphy's 80,000 options include the following options to purchase common stock, all of which are exercisable for a period of ten years from the date of issuance: (i) 5,000 options, exercisable at $5.00 per share; issued on August 10, 1997; (ii) 30,000 options, exercisable at $2.25 per share, issued on July 28, 1999;
     (iii) 25,000 options, exercisable at $4.00 per share, issued on May 17, 2000; and (iv) 20,000 options, exercisable at $2.69 per share, issued on December 4, 2000.Mr. Murphy's business address is c/o Host America, 2 Broadway, Hamden, CT 06518.
(4) Ms. Ramsey is the beneficial owner of 577 shares of common stock and options to purchase 24,750 shares of common stock. Ms. Ramsey's 24,750 options include the following options to purchase common stock, all of which are exercisable for a period of ten years from the date of issuance: (i) 1,000 options, exercisable at $5.00 per share, issued on August 10, 1997; (ii) 10,000 options, exercisable at $2.25 per share, issued on July 28, 1999; (iii) 8,750 options, exercisable at $4.00 per share, issued on May 15, 2000; and (iv) 5,000 options, exercisable at $2.69 per share, issued on December 4, 2000. Ms. Ramsey's business address is c/o Host America, 2 Broadway, Hamden, CT 06518.
(5) Mr. Eagan is the beneficial owner of 3,000 shares of common stock, options to purchase 28,250 shares of common stock and 100,000 shares of Series A preferred stock. Mr. Eagan's 28,250 options include the following options to purchase common stock, all of which are exercisable for a period of ten years from the date of issuance: (i) 1,000 options, exercisable at $5.00 per share, issued on August 10, 1997; (ii) 10,000 options, exercisable at $2.25 per share, issued on July 28, 1999; (iii) 8,750 options, exercisable at $4.00 per share, issued on May 17, 2000; and (iv) 8,500 options, exercisable at $2.69 per share, issued on December 4, 2000. Mr. Eagan's business address is 11 Woodhouse Ave., Northford, CT 06472.
(6) Mr. Healy is the beneficial owner of 100 shares of common stock and options to purchase 18,750 shares of common stock. Mr. Healy's 18,750 options include the following options to purchase common stock, all of which are exercisable for a period of ten years from the date of issuance: (i) 5,000 options, exercisable at $2.25 per share, issued on July 28, 1999; (ii) 8,750 options, exercisable at $4.00 per share, issued on May 17, 2000; and (iii) 5,000 options, exercisable at $2.69 per share, issued on December 4, 2000. Mr. Healy's business address is c/o Host America, 2 Broadway, Hamden, CT 06518.
(7) Mr. D'Antona is the beneficial owner of options to purchase 18,750 shares of common stock. Mr. D'Antona's 18,750 options include the following options to purchase common stock, all of which are exercisable for a period of ten years from the date of issuance: (i) 5,000 options, exercisable at $2.25 per share, issued on July 28, 1999; (ii) 8,750 options, exercisable at $4.00 per share, issued on May 17, 2000; and (iii) 5,000 options, exercisable at $2.69 per share, issued on December 4, 2000. Mr. D'Antona's business address is c/o Host America, 2 Broadway, Hamden, CT 06518.
(8) Mr. Rossomando is the beneficial owner of 99,061 shares of common stock and options to purchase 12,000 shares of common stock. Mr. Rossomando's 12,000 options were issued on December 4, 2000, are exercisable for a period of ten years and have an exercise price of $2.69 per share. Mr. Rossomando's business address is c/o Host America, 2 Broadway, Hamden, CT 06518.
(9) Mr. Cerreta is the beneficial owner of 99,061 shares of common stock and options to purchase 12,000 shares of common stock. Mr. Cerreta's 12,000 options were issued on December 4, 2000, are exercisable for a period of ten years and have an exercise price of $2.69 per share.
     Mr. Cerreta's business address is c/o Host America, 2 Broadway, Hamden, CT 06518.
(10) Mr. Vaughn is the beneficial owner of 150,000 shares of Series A preferred stock. Mr. Vaughn's business address is 2315 Kachina Street, Mesa, AZ 85203.
(11) Mr. Lockhart is the beneficial owner of 46,400 shares of Host common stock and 8,300 publicly-traded warrants to purchase 8,300 shares of Host common stock. Mr. Lockhart's wife owns 48,100 publicly-traded warrants to purchase 48,100 shares of Host common stock. Mr. and Mrs. Lockhart's warrants were acquired on the open market at varying times and for varying prices. The warrants are exercisable until July 28, 2003 at an exercise price of $5.50 per share. Mr. Lockhart's business address is P.O. Box 10, Beaver, AR 72613.
(12) Ms. Didlot's business address is 2200 Southeast 3rd St., Moore, OK
     73160.
(13) Ms. York's business address is 16051 C Street, Oklahoma City, OK
     73165.
(14) Ms. Walker's business address is 720 S. Henney Road, Arcadia, OK 73007
(15) Mr. Addington is the beneficial owner of 12,700 publicly-traded warrants to purchase 12,700 shares of Host common stock. Mr. Addington's warrants were acquired on the open market at varying times and for varying prices. The warrants are exercisable until July 28, 2003 at an exercise price of $5.50 per share. Mr. Addington's business address is 105 Utah Avenue, Yukon, OK 73099.
(16) Mr. McGee's business address is 1010 Arlington Drive, Yukon, OK 73099.
(17) Mr. Ritter is the beneficial owner of [42,900] publicly-traded warrants to purchase 42,900 shares of Host common stock. Mr. Ritter's warrants were acquired on the open market at varying times and for varying prices. The warrants are exercisable until July 28, 2003 at an exercise price of $5.50 per share. Mr. Ritter's business address is 255 CR 256, Eureka Springs, AR 72631.

(18) As described elsewhere in this proxy statement, the pre-merger officers of Host are Messrs. Ramsey, Murphy, Rossomando, Cerreta and Ms. Ramsey. The pre-merger directors of Host are Messrs. Ramsey, Murphy, Rossomando, Eagan, Healy, D'Antona and Ms. Ramsey. The pre-merger officers of Select are Ms. Didlot and Ms. York. The pre-merger director of Select is Mr. Lockhart. Following the merger, the officers of Host will be Messrs. Ramsey, Murphy, Rossomando, Cerreta, Ms. Ramsey and Ms. Didlot. The directors of Host following the merger will be Messrs. Ramsey, Murphy, Rossomando, Eagan, Healy, D'Antona, Ms. Ramsey and Ms. Didlot.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To our knowledge, during the fiscal year ended June 29, 2001, our ten percent shareholders, officers and directors timely complied with all applicable filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended. This statement is based solely on a review of the copies of such reports furnished to Host by such reporting persons and their written representations that such reports accurately reflect all reportable transactions.

                    DESCRIPTION OF HOST CAPITAL STOCK

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF THE MATERIAL ASPECTS OF THE CAPITAL STOCK OF HOST AND IS QUALIFIED IN ITS ENTIRETY BY THE COMPLETE TEXT OF HOST'S ARTICLES OF INCORPORATION AND BYLAWS WHICH ARE ATTACHED AS APPENDICES A AND B TO THIS PROXY STATEMENT.

GENERAL

     The authorized capital stock of Host upon completion of the merger will consist of 80,000,000 shares of common stock, $0.001 par value, and 2,000,000 shares of preferred stock, $0.001 par value. It is anticipated that approximately 2,173,537 shares of Host common stock and 700,000 shares of Series A preferred stock will be issued and outstanding immediately after the completion of the merger.

COMMON STOCK

     Each share of Host common stock entitles the holder to one vote on matters submitted to a vote of the shareholders. The holders of Host common stock will not be entitled to cumulate votes for the election of directors.

     The holders of Host common stock are entitled to receive ratably a share of dividends declared by the Host board of directors. In the event of liquidation, dissolution or winding up of Host, holders of Host common stock have the right to a ratable portion of the assets remaining after the payment of liabilities and liquidation preferences of any outstanding shares of Host preferred stock. The holders of Host common stock have no preemptive rights or rights to convert their Host common stock into other securities. All outstanding shares of Host common stock immediately following completion of the merger will be fully paid and nonassessable. The rights of the holders of Host common stock will be subject to, and may be adversely affected by, the rights of the holders of Host preferred stock, if any.

PREFERRED STOCK

     Host's Articles of Incorporation provide that Host preferred stock may be issued from time to time in one or more series. Host's board of directors has the authority to fix and determine the number of shares constituting each such series and the relative rights, preferences, privileges and immunities, if any, and any qualifications, limitations or restrictions thereof, of the shares thereof, including the authority to fix and determine the dividend rights, dividend rates, conversion rights, voting rights and terms of redemption (including sinking fund provisions), redemption prices and liquidation preferences of any wholly unissued series of Host preferred stock and to increase or decrease the number of shares of any outstanding series, without further vote or action by Host's shareholders.

     There are currently 700,000 shares of Series A preferred stock issued to four (4) of our officers and directors. Each share of Series A preferred stock is convertible into one (1) share of common stock. Each share of Series A preferred stock has the same voting rights as a share of common stock. Further, the Series A preferred stock has no liquidation or other priorities over our common stock.

     The remaining shares of preferred stock may be issued in one or more series from time to time with such designations, rights, preferences and limitations as our board of directors may determine without approval of our shareholders. The rights, preferences and limitations of separate series of serial preferred stock may differ with respect to such matters as may be determined by our board of directors, including without limitation, the rate of dividends, method or nature or prepayment of dividends, terms of redemption, amounts payable on liquidation, sinking fund provisions, conversion rights and voting rights. The ability of the board to issue preferred stock could also be used by it as a means for resisting a change of control and can therefore be considered an "anti-takeover" device. We currently have no plans to issue any shares of preferred stock.

REGISTRAR AND TRANSFER AGENT

     The registrar and transfer agent of Host is Computershare Trust Company, Inc., 12039 West Alameda Parkway, Suite 22, Lakewood, Colorado 80228.


            INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     The consolidated financial statements of Host America Corporation at June 29, 2001 and June 30, 2000, included in the proxy statement have been audited by DiSanto Bertoline & Co, P.C., independent auditors, as set forth in their report appearing elsewhere herein.

     The financial statements of Selectforce Inc. at December 31, 2000, included in the proxy statement have been audited by DiSanto Bertoline & Co., P.C., independent auditors, as set forth in their report appearing elsewhere herein.

     Host's Annual Report to Shareholders for the year ended June 29, 2001 is enclosed.


               DATE FOR RECEIPT OF SHAREHOLDERS PROPOSALS

     Shareholders interested in presenting a proposal for consideration at our annual meeting of shareholders in the year 2002 may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our 2002 proxy statement, proposals must be received by Host no later than June 19, 2002.

                             OTHER BUSINESS

     As of the date of this proxy statement, we are not aware of any matter to be presented at the meeting other than as set forth herein. However, if any other matters are properly brought before the meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

                              LEGAL MATTERS

     The validity of the shares of Host common stock offered by this proxy statement has been passed upon by Berenbaum, Weinshienk & Eason, P.C., Denver, Colorado. Certain legal matters with respect to the merger have been passed upon for Select by Brewer & Pritchard, P.C., Houston, Texas.


                   WHERE YOU CAN FIND MORE INFORMATION

     Host files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission.
Shareholders may read and copy any reports, statements or other information filed by Host at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Host's filings with the Commission are also available to the public from commercial document-retrieval services and at the Web site maintained by the Commission at http://www.sec.gov.

     Host has supplied all information contained in this proxy statement relating to Host, and Select has supplied all information contained in this proxy statement relating to Select. Neither Host nor Select warrants the accuracy or completeness of information relating to the other. Host is responsible for the accuracy and completeness of the disclosure in the proxy statement.

     Shareholders can obtain any of the reports referenced above through Host or the Commission. Documents are available from Host without charge, excluding all exhibits. Shareholders may obtain such documents by requesting them orally or in writing to the following addresses or by telephone:

     Host America Corporation
     Attn:  Geoffrey Ramsey
     Two Broadway
     Hamden, Connecticut 06518
     (203) 248-4100

     If you would like to request documents, please do so by March 22, 2002 in order to receive them before the Host annual meeting.

     Host shareholders should rely only on the information contained in this proxy statement and certain documents to which we refer. Neither Host nor Select has authorized anyone to provide information that is different from what is contained in this proxy statement. This proxy statement is dated March 15, 2002. Shareholders should not assume that the information contained in this proxy statement is accurate as of any other date, and neither the mailing of this proxy statement to shareholders nor the issuance of Host common stock in the merger shall create any implication to the contrary.

                      INDEX TO FINANCIAL STATEMENTS
                                                                     PAGE
                                                                     ----

HOST AMERICA CORPORATION

     Independent Auditors' Report. . . . . . . . . . . . . . . . . . .F-1

     Consolidated Balance Sheets, June 29, 2001 and June 30, 2000. . .F-2

     Consolidated Statements of Operations and Comprehensive Loss
     for the years ended June 29, 2001 and June 30, 2000 . . . . . . .F-3

     Consolidated Statements of Changes in Stockholders' Equity
     for the years ended June 29, 2001 and June 30, 2000 . . . . . . .F-4

     Consolidated Statements of Cash Flows for the years ended
     June 29, 2001 and June 30, 2000 . . . . . . . . . . . . . . . . .F-5

     Notes to Consolidated Financial Statements. . . . . . . . F-6 - F-20

     Consolidated Condensed Balance Sheets - December 28, 2001
     (Unaudited) and June 29, 2001 (Audited) . . . . . . . . . . . . F-21

     Consolidated Condensed Statements of Income and Comprehensive
     Income - for the three months ended December 28, 2001 (Unaudited)
     and December 29, 2000 (Unaudited) . . . . . . . . . . . . . . . F-22

     Consolidated Condensed Statements of Income and Comprehensive
     Income - for the six months ended December 28, 2001 (Unaudited)
     and December 29, 2000 (Unaudited) . . . . . . . . . . . . . . . F-23

     Consolidated Condensed Statements of Cash Flows - for the six
     months ended December 28, 2001 (Unaudited) and
     December 29, 2000 (Unaudited) . . . . . . . . . . . . . . . . . F-24

     Notes to Consolidated Condensed Financial Statements  . .F-25 - F-32

SELECTFORCE INC.

     Independent Auditors' Report. . . . . . . . . . . . . . . . . . F-33

     Balance Sheets, December 31, 2001 (unaudited),
     2000 (audited) and 1999 (unaudited). . . . . . . .  . . . . . . F-34

     Statements of Operations for the years ended December 31, 2001
     (unaudited), 2000 (audited) and 1999 (unaudited). . . . . . . . F-35

     Statement of Changes in Stockholders' Equity years ended
     December 31, 2001 (unaudited), 2000 (audited)
     and 1999 (unaudited). . . . . . . . . . . . . . . . . . . . . . F-36

     Statements of Cash Flows for the years ended December 31,
     2001 (unaudited), 2000 (audited) and 1999 (unaudited) . . . . . F-37

     Notes to Financial Statements . . . . . . . . . . . . . .F-38 - F-42

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Host America Corporation

We have audited the accompanying consolidated balance sheets of Host America Corporation and subsidiary (the Company) as of June 29, 2001 and June 30, 2000, and the related consolidated statements of operations and comprehensive loss, changes in stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Host America Corporation and subsidiary as of June 29, 2001 and June 30, 2000, and the results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.



     /s/  DiSanto Bertoline & Company, P.C.

Glastonbury, Connecticut
August 17, 2001, except for the last paragraph of Note 5 and the last paragraph of Note 6, which are as of February 15, 2002

                 HOST AMERICA CORPORATION AND SUBSIDIARY
                       CONSOLIDATED BALANCE SHEETS
                     JUNE 29, 2001 AND JUNE 30, 2000

                                 ASSETS

                                                    June 29, 2001      June 30, 2000
                                                  ----------------   ----------------
CURRENT ASSETS
   Cash and cash equivalents                         $    360,077       $  2,156,943
   Accounts receivable, net of allowance for
     doubtful accounts of $15,000 and $21,000 as of
     June 29, 2001 and June 30, 2000, respectively      2,684,758            934,202
   Inventory                                              567,242            258,977
   Prepaid expenses and other                             257,562            152,588
                                                     ------------       ------------
          Total current assets                          3,869,639          3,502,710

PROPERTY AND EQUIPMENT, net                               960,580            670,263

OTHER ASSETS
   Other                                                   59,543                  -
   Goodwill, net                                        3,448,374                  -
   Customer list, net                                     645,017                  -
                                                     ------------       ------------
                                                        4,152,934                  -
                                                     ------------       ------------
                                                     $  8,983,153       $  4,172,973
                                                     ============       ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Demand note payable                               $    892,889       $          -
   Current portion of long-term debt                    2,286,128            145,035
   Interest rate swap                                     111,568                  -
   Accounts payable                                     1,597,941          1,127,068
   Accrued expenses                                       479,306            313,452
                                                     ------------       ------------
          Total current liabilities                     5,367,832          1,585,555

LONG-TERM DEBT, less current portion included above       110,224            152,162

COMMITMENTS                                                   -                  -

STOCKHOLDERS' EQUITY
   Preferred stock, $.001 par value, 2,000,000 shares
     authorized                                               700                700
   Common stock, $.001 par value, 80,000,000 shares
     authorized                                             1,413              1,139
   Additional paid-in capital                           8,770,088          7,546,566
   Deficit                                             (5,155,536)        (5,113,149)
   Accumulated other comprehensive loss                  (111,568)               -
                                                     ------------       ------------
          Total stockholders' equity                    3,505,097          2,435,256
                                                     ------------       ------------
                                                     $  8,983,153       $  4,172,973
                                                     ============       ============


The accompanying notes are an integral part of these consolidated financial statements.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
      CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
           FOR THE YEARS ENDED JUNE 29, 2001 AND JUNE 30, 2000

                                                          For the years ended
                                                  -----------------------------------
                                                    June 29, 2001      June 30, 2000
                                                  ----------------   ----------------
NET REVENUES                                         $ 21,636,168       $ 13,019,800

COST OF GOODS SOLD                                     16,841,625         11,652,380
                                                     ------------       ------------

     Gross profit                                       4,794,543          1,367,420

GENERAL AND ADMINISTRATIVE EXPENSES                     4,561,639          2,138,667
                                                     ------------       ------------

     Income (loss) from operations                        232,904           (771,247)
                                                     ------------       ------------

OTHER INCOME (EXPENSE)
   Other income                                            52,670            129,481
   Interest expense                                      (283,461)           (32,285)
                                                     ------------       ------------
                                                         (230,791)            97,196
                                                     ------------       ------------

     Income (loss) before provision for income taxes        2,113           (674,051)

PROVISION FOR INCOME TAXES                                 44,500                -
                                                     ------------       ------------

     Net loss                                             (42,387)          (674,051)

OTHER COMPREHENSIVE LOSS, before tax
   Interest rate swap adjustments:
     Unrealized loss on agreement                        (141,876)               -
     Reclassification adjustment for losses included
       in net loss                                         30,308                -
                                                     ------------       ------------

   Other comprehensive loss, before tax                  (111,568)               -

   Provision for (benefit from) income tax related
     to other comprehensive loss                              -                  -
                                                     ------------       ------------

   Other comprehensive loss, net of tax                  (111,568)               -
                                                     ------------       ------------

   Comprehensive loss                                $   (153,955)      $   (674,051)
                                                     ============       ============

Net loss per common share                            $      (0.03)      $      (0.59)
                                                     ============       ============

WEIGHTED AVERAGE SHARES OUTSTANDING                     1,324,524          1,136,712
                                                     ============       ============


The accompanying notes are an integral part of these consolidated financial statement.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
       CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
           FOR THE YEARS ENDED JUNE 29, 2001 AND JUNE 30, 2000



                                                                                      Accumulated
                     Preferred Stock        Common Stock     Additional                   Other      Total
                   -------------------- --------------------   Paid-in              Comprehensive  Stockholders'
                    Shares    Amount     Shares      Amount    Capital      Deficit       Loss       Equity
                   --------  --------   --------    --------  ---------    ---------   ----------   --------
Balance,
 June 25, 1999      700,000  $   700     1,130,000  $   1,130 $ 7,526,175  $(4,439,098) $       -  $ 3,088,907

Issuance of
 common stock:
 For employee
  incentives              -        -         8,895          9      20,391            -          -       20,400

Comprehensive loss        -        -             -          -           -     (674,051)         -     (674,051)
                   --------  -------    ----------  --------- -----------  -----------  ---------  -----------
Balance,
 June 30, 2000      700,000      700     1,138,895      1,139   7,546,566   (5,113,149)         -    2,435,256


Issuance of
 common stock:
 For employee
  incentives              -        -         1,295          1       5,509            -          -        5,510
 For employee
  benefit plan            -        -         9,248          9      27,083            -          -       27,092
 In connection with
  Lindley
  Acquisition             -        -       198,122        198     999,802            -          -    1,000,000
 In connection with
  private placement,
  net of issuance costs   -        -        65,384         66     191,128            -          -      191,194

Comprehensive loss        -        -             -          -           -      (42,387) (111,568)     (153,955)
                   --------  -------    ----------  --------- -----------  -----------  ---------  -----------

Balance,
 June 29, 2001      700,000  $   700     1,412,944  $   1,413 $ 8,770,088  $(5,155,536)$(111,568)  $ 3,505,097
                   ========  =======    ==========  ========= ===========  ===========  =========  ===========

            The accompanying notes are an integral part of these consolidated financial statements.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE YEARS ENDED JUNE 29, 2001 AND JUNE 30, 2000

                                                          For the years ended
                                                  -----------------------------------
                                                    June 29, 2001      June 30, 2000
                                                  ----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                          $    (42,387)      $   (674,051)
   Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
      Depreciation and amortization                       588,026            227,016
      Compensation expense pursuant to stock
       issuance                                            32,602             20,400
      Gain on disposal of assets                          (20,994)                 -
   Changes in operating assets and liabilities:
      Increase in accounts payable                        351,584            328,005
      Increase in accounts receivable                     (21,035)          (487,011)
      (Decrease) increase in accrued expenses             (52,985)           197,002
      Increase in prepaid expenses and other assets       (55,440)           (14,801)
      Increase in inventory                              (105,619)           (37,273)
                                                     ------------       ------------
      Net cash provided by (used in) operating
        activities                                        673,752           (440,713)
                                                     ------------       ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of equipment                         16,266             17,694
   Purchases of property and equipment                   (125,808)          (277,201)
   Cash paid for business acquired                     (4,912,867)               -
                                                     ------------       ------------
      Net cash used in investing activities            (5,022,409)          (259,507)
                                                     ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from long-term debt                         2,500,000                  -
   Proceeds from demand note payable                      992,889                  -
   Proceeds from issuance of common stock and
     warrants, net                                        191,194                  -
   Deferred financing costs                               (25,000)                 -
   Payments on demand note payable                       (100,000)                 -
   Change in cash overdraft                              (436,536)           436,536
   Principal payments on long-term debt                  (570,756)          (169,888)
                                                     ------------       ------------
      Net cash provided by (used in) financing
        activities                                      2,551,791            266,648
                                                     ------------       ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS              (1,796,866)          (433,572)
CASH AND CASH EQUIVALENTS, beginning of year            2,156,943          2,590,515
                                                     ------------       ------------
CASH AND CASH EQUIVALENTS, end of year               $    360,077       $  2,156,943
                                                     ============       ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for business acquired is comprised of:
   Fair value of assets acquired                     $  6,847,845       $          -
   Liabilities assumed                                    934,978                  -
                                                     ------------       ------------
   Purchase price, net of cash received                 5,912,867                  -
   Common stock issued for acquired business           (1,000,000)                 -
                                                     ------------       ------------
   Net cash paid for business acquired               $  4,912,867       $          -
                                                     ============       ============

Cash paid during the year for:
   Interest                                          $    272,761       $     32,285
   Income taxes                                            39,500                  -
Non-cash investing and financing activities:
   Equipment acquired through assumption of
      notes payable and capital leases                    160,370            121,409

The accompanying notes are an integral part of these consolidated financial statements.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     JUNE 29, 2001 AND JUNE 30, 2000


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF OPERATIONS

          Host America Corporation ("Host") was incorporated in Delaware on February 6, 1986 with the name University Dining Services, Inc. On March 9, 1998, Host filed a certificate of amendment changing its name to Host America Corporation, and during fiscal 1999 changed its state of incorporation from Delaware to Colorado. Host is a contract food management organization, which specializes in providing full service restaurant and employee dining, special event catering, vending and office coffee service to business and industry accounts located in the Northeast. In July 2000, Host purchased all of the issued and outstanding shares of Lindley Food Service Corporation ("Lindley") (SEE NOTE
          2). Lindley provides unitized meals primarily under fixed-price contracts for governmental programs in Connecticut and Massachusetts.

          PRINCIPLES OF CONSOLIDATION

          The consolidated financial statements include the accounts of Host and Lindley, (combined the "Company"). All material intercompany balances and transactions have been eliminated in consolidation.

          FISCAL YEAR

          The Company's fiscal year ends on the last Friday in June. The fiscal year ended June 29, 2001 contains fifty-two weeks. The fiscal year ended June 30, 2000 contains fifty-three weeks.

          USE OF ESTIMATES

          The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

          CASH AND CASH EQUIVALENTS

          For the purpose of the statement of cash flows, the Company defines cash equivalents as highly liquid instruments with an original maturity of three months or less. The Company had cash equivalents totaling $-0- and $1,805,600 at June 29, 2001 and June 30, 2000, respectively. The Company's operating cash account was in our overdraft position at June 30 2000, aggregating $436,536, which has been included in accounts payable in the accompanying consolidated balance sheets.

          INVENTORY

          Inventory consists primarily of food supplies and is stated at the lower of cost or market, with cost determined on a first-in, first-out basis.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          PROPERTY AND EQUIPMENT

          Property and equipment is stated at cost. Upon retirement or disposition of depreciable properties, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the results of operations. Depreciation and amortization are computed by applying the straight-line method over the estimated useful lives of the related assets, which range from three to ten years.

          Maintenance, repairs and minor renewals are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized.

          CUSTOMER LIST

          The carrying value of the customer list is being amortized over the expected life of fifteen years and amounted to $41,983 for the year ending June 29, 2001.

          REVENUE RECOGNITION

          The Company's revenue is recognized at the point of sale of food and merchandise items and upon delivery of service for catering, restaurant management and related services.

          COST OF GOODS SOLD

          The Company's cost of goods sold primarily consists of food costs and supplies (net of discounts and rebates), labor charges, and other direct expenses such as rent, insurance and equipment depreciation.

          INCOME TAXES

          The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Deferred tax liabilities and assets are determined based on the differences between the consolidated financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

          NET LOSS PER COMMON SHARE

          Net loss per common share was computed based upon 1,324,524 and 1,136,712 weighted average shares outstanding during the years ending June 29, 2001 and June 30, 2000, respectively. Dilutive earnings per share is not presented as the potentially dilutive convertible preferred stock and stock purchase options are anti-dilutive. Convertible preferred shares subject to future dilution totaled 700,000 at June 29, 2001 and June 30, 2000 and shares under stock purchase options totaled 309,500 and 212,000, respectively.

          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

          The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, REPORTING COMPREHENSIVE INCOME, which establishes standards for reporting and display of comprehensive income (loss) and its components (i.e. revenues, expenses, gains, and losses) in the accompanying consolidated financial statements.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          SEGMENT INFORMATION

          Statement of Financial Accounting Standards (SFAS) No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, was issued effective for fiscal years ending after December 15, 1998. The Company's primary operating segments are the management of corporate restaurants, catering and vending operations (Host), and the preparation of unitized meals (Lindley).

          RECENT ACCOUNTING STANDARDS

          DERIVATIVES

          Statement of Financial Accounting Standards (SFAS) No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, establishes accounting for derivative instruments as well as hedging activities. An interest rate swap is used by the Company to manage liquidity and interest rate exposure. The Company entered into this agreement with a major financial institution.

          ACCOUNTING FOR BUSINESS COMBINATIONS

          Statements of Financial Accounting Standards (SFAS) No. 141, BUSINESS COMBINATIONS and SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS were issued in July, 2001. These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with indefinite useful lives. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. The new standards generally will be effective for fiscal years beginning after December 15, 2001 unless the Company elects for early adoption in which case the standard will be effective in the first quarter of fiscal 2002 and for purchase business combinations consummated after June 30, 2001.

          Upon adoption, the Company will stop amortizing goodwill which, based on the current levels of goodwill, would reduce amortization expense and increase net income by approximately $244,000 per year.

NOTE 2 -  ACQUISITION

          On July 31, 2000, the Company purchased all of the issued and outstanding shares of Lindley, plus acquisition costs, resulting in a total purchase price of $5,912,867. The Company issued 198,122 shares of common stock and partially financed the acquisition with a $2,500,000 five-year term loan. Lindley is engaged in the preparation of meals for various governmental programs primarily under fixed-price contracts. The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price has been allocated to the assets purchased and the liabilities assumed based upon their fair values at the date of acquisition. The excess of the purchase price over the fair value of the net assets acquired was approximately $3,664,000, and has been recorded as goodwill, which is amortizable on a straight-line basis over fifteen years. The amount of goodwill amortization was $215,404 for the year ended June 29, 2001.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 2 -  ACQUISITION (Continued)

          The purchase price was allocated to the assets acquired and liabilities assumed based upon their estimated fair values as follows:

          Accounts receivable                          $1,781,453
          Other current assets                            394,464
          Property and equipment                          320,928
          Customer list                                   687,000
          Goodwill                                      3,664,000
                                                       ----------
                                                        6,847,845

          Current liabilities assumed                     934,978
                                                       ----------

          Total purchase price                         $5,912,867
                                                       ==========

          Also, in accordance with the share purchase agreement, Host shall pay to the Sellers of Lindley an "Earnout EBITA" equal to a ten percent (10%) earnings interest ("Earnout Percentage Points") multiplied by the product of 2.25 times Earnout EBITA. The ultimate payment is calculated in accordance with a formula based upon the Lindley operations over a two (2) year period, ending June 30 of the particular exercised year. The Sellers may collectively elect to exercise up to, but not more than five percent (5%) of their Earnout Percentage Points starting June 30, 2002, and, thereafter, have the option to continue to exercise their remaining Earnout Percentage Points on each June 30 anniversary through June 30, 2007. The Sellers can select any two-year period ending June 30, through June 30, 2007, to calculate the Earnout EBITA. No amounts have been recognized for this obligation at June 29, 2001 as the earnings base has not been determined. Any consideration ultimately paid in connection with this Earnout EBITA provision will be reflected as an adjustment to the purchase price.

          The following information reflects the pro forma results of operations of the Company for the years ended June 29, 2001 and June 30, 2000 assuming the Lindley acquisition occurred at the beginning of the respective years. The pro forma results have been prepared for comparative purposes only and are not necessarily indicative of the results of operations that might occur in the future or that would have occurred had the acquisition of Lindley been affected on the dates indicated.

                                       June 29, 2001    June 30, 2000
                                       -------------    -------------

            Net revenues               $ 22,318,306     $ 21,435,553
            Income from operations          281,114          270,087
            Net income                       17,082           16,406
            Net income per common share         .01              .01


NOTE 3 -  FINANCIAL INSTRUMENTS

          CONCENTRATIONS OF CREDIT RISK

          The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, and interest rate swap.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        JUNE 29, 2001 AND JUNE 30, 2000

NOTE 3 -  FINANCIAL INSTRUMENTS (Continued)

          CONCENTRATIONS OF CREDIT RISK (Continued)

          * Cash and cash equivalents - The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company has cash balances on deposit with banks at June 29, 2001 and June 30, 2000 that exceeded federal depository insurance limits by $175,175 and $1,853,318, respectively.

          * Accounts receivable - The Company grants credit to its customers, substantially all of whom are providing full service restaurant and employee dining services or administer programs requiring the delivery of unitized meals. One major customer comprised 15% and four major customers comprised 41% of accounts receivable as of June 29, 2001 and June 30, 2000, respectively. Net revenues from individual customers which exceeded ten percent of total net revenues during the years ended June 29, 2001 and June 30, 2000 aggregated 23% (2 customers) and 36% (2 customers), respectively. The Company reviews a customer's credit history before extending credit and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. Such losses have been within management's expectations.

          * Interest rate swap - The Company is exposed to credit loss in the event of nonperformance by the counterparty of the interest rate swap agreement. The counterparty is a major financial institution and the Company does not anticipate nonperformance.

          FAIR VALUE OF FINANCIAL INSTRUMENTS

          Statement of Financial Accounting Standards (SFAS) No. 107, FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of the fair value of financial instruments for which the determination of fair value is practicable. SFAS No. 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 3 -  FINANCIAL INSTRUMENTS (Continued)

          FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

          The carrying amount of the Company's financial instruments approximates their fair value as outlined below:

          * Cash and cash equivalents, accounts receivable, accounts payable and accrued expenses - The carrying amounts approximate their fair value because of the short maturity of those instruments.

          * Demand note payable and long-term debt - The carrying amounts approximate their fair value as the interest rates on the debt approximates the Company's current incremental borrowing rate.

          * Interest rate swap - The fair value of the interest rate swap was obtained from a dealer quote. The value represents the actual amount the Company would pay to terminate the agreement taking into consideration current interest rates.

          The Company's financial instruments are held for other than trading purposes.

NOTE 4 -  PROPERTY AND EQUIPMENT

          A summary of property and equipment as of June 29, 2001 and June 30, 2000 is as follows:

                                                     2001         2000
                                                   --------     --------

             Equipment and fixtures               $1,353,543   $  878,599
             Vehicles                                276,586      138,513
             Leasehold improvements                  580,821        1,402
                                                  ----------   ----------
                                                   2,210,950    1,018,514
             Less: accumulated depreciation
             and Amortization                      1,250,370      348,251
                                                  ----------   ----------
                                                  $  960,580   $  670,263
                                                  ==========   ==========

          Depreciation and amortization expense for the years ended June 29, 2001 and June 30, 2000 totaled $322,532 and $227,016, respectively.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 5 -  DEMAND NOTE PAYABLE

          The Company has a revolving line of credit with a bank which provides for borrowings, based on a collateral formula, up to a maximum of $1,200,000 maturing on November 1, 2001. Interest is payable monthly on amounts outstanding at a variable rate which at all times is equal to the bank's prime rate (7% at June 29, 2001). Total borrowings outstanding at June 29, 2001 totaled $892,889.

          The demand note and the term note payable (SEE NOTE 6) are collateralized by substantially all the assets of the Company.

          In a commitment letter dated February 15, 2002, the bank agreed to modify the amount of the revolving line of credit from $1,200,000 to $1,600,000, change the borrowing base definition from 70% to 75% of eligible accounts receivable,extend the expiration date to November 30, 2002, and change the variable interest rate to the bank's prime rate plus 1.5% per annum. Further, the commitment letter required that the term loan be reduced by $400,000 which is to be added to the amount outstanding on the revolving line of credit.

NOTE 6 -  LONG-TERM DEBT

          Long-term debt consists of the following as of June 29, 2001 and June 30, 2000:

                                                     2001           2000
                                                  ----------     ----------

          Term note payable to a bank.  The term
          note requires monthly principal
          installments ranging from $30,000 to
          $47,500 plus interest at LIBOR plus
          2.5% (6.56% at June 29, 2001) and
          matures on August 1, 2005.              $ 2,200,000    $       -

          Various equipment notes payable at
          interest rates ranging from 8% to
          12.5%, maturing through April, 2004.
          The notes are secured by the related
          equipment.                                  141,305        117,337

          Various vehicle notes payable at
          interest rates ranging from 4.9% to
          11.6%, maturing through April, 2004.
          The notes are secured by the related
          vehicles.                                    55,047         65,216

          Note payable to a bank with monthly
          principal payments of $1,250 plus
          interest at 10%.                                -           33,750

          Note payable to a bank at 8.25% interest,
          payable in monthly installments of
          principal and interest totaling $2,680.
          The note is secured by all assets of the
          company.                                        -           80,894
                                                  -----------    -----------
                                                    2,396,352        297,197
          Less: current portion                     2,286,128        145,035
                                                  -----------    -----------
                                                  $   110,224    $   152,162
                                                  ===========    ===========

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 6 -  LONG-TERM DEBT (Continued)

          Maturities of long-term debt for each of the fiscal years succeeding June 29, 2001 are as follows:

                 2002                     $ 2,286,128
                 2003                          62,180
                 2004                          48,044
                                          -----------
                                          $ 2,396,352
                                          ===========

          The demand note payable and term note payable to a bank are subject to certain financial covenants with cross default provisions, noncompliance with which would be considered an event of default and provide the bank with the right to demand repayment prior to the maturity date. The Company is required to comply with the requirements on a quarterly basis. The Company was not in compliance with the following covenants at June 29, 2001:

          *    Total indebtedness to net worth of 1.50:1.00

          *    Funded debt to EBITDA of 2.5:1.00

          *    Current Ratio of 1.35:1.00.

          * Reduction of Line of Credit to an amount no greater than $330,000 for thirty consecutive days.

          In a letter dated September 19, 2001, the bank has waived the right to exercise its remedies in default for these specific instances of noncompliance, however the bank reserved the right to demand repayment upon future violation of debt covenants in any quarter.. No consideration was paid to the bank in connection with obtaining this waiver. Since it is probable that the Company will fail to meet the covenant requirements in future quarters, the term note payable has been classified as current in the accompanying consolidated balance sheet.

          In a commitment letter dated February 15, 2002, the bank agreed to modify the term note agreement principally as follows:

               1. Reduce the term note by $400,000 and apply the balance to the revolving line of credit.
               2. Require monthly principal payments of $25,416 with the remaining balance due at maturity, November 30, 2003.
               3.   Require personal guarantees of two
                    officers/stockholders.
               4.   Require a success fee of $150,000 due upon maturity.
               5. Require within ninety (90) days of the closing, Host America shall establish with Webster Bank a blocked depository account in the amount of not less than $150,000.
               6.   Require quarterly covenant measurements as follows:

                    a.   Current ratio equal to or greater than 1:1
                    b. Debt to net worth shall be equal to or less than 1.50:1
                    c.   Funded debt to EBITDA shall be measured
                         commencing with the fiscal quarter ended March 29, 2002 and shall at all times be less than or equal to 4.00:1.00. Quarterly thereafter, the covenant shall reduce by 50 basis points to 2.50:1.00 by December 31, 2002. The covenant shall remain at 2.50:1.00 quarterly thereafter.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 6 -  LONG-TERM DEBT (Continued)
                    d. Debt service coverage ratio shall be equal to or greater than 1.0:1 for the quarter ending March 29, 2002 increasing each quarter to 1.20:1 on a cumulative rolling four (4) quarter basis ending December 27, 2002 and thereafter.

          The $150,000 success fee will be accrued as a debt financing cost from the date of the new loan agreement through the maturity date (November 30, 2003) and the $150,000 blocked depository account will be carried as restricted cash (separate from cash and cash equivalents).

NOTE 7 -  INTEREST RATE SWAP

          The Company entered into an interest rate swap agreement on July 31, 2000 effectively replacing variable interest payments (LIBOR + 2.5%) with fixed interest payments (9.77%) in order to hedge against the changes in the amount of future cash flows associated with payments on variable rate debt. As of June 29, 2001 the Company was paying a fixed rate of 7.27% and receiving 4.06% on a notional amount of $2,200,000. The differential paid on the interest rate swap agreement is recognized currently as an adjustment to interest expense and totaled $30,308 for the year ended June 29, 2001. The interest rate swap, totaling $111,568 at June 29, 2001, is reflected at fair value in the Company's consolidated balance sheet and the related loss on this contract is deferred in shareholders' equity (as a component of accumulated other comprehensive loss). This deferred loss is then amortized as an adjustment to interest expense over the same period in which the related interest payments being hedged are recognized in income. The effect of this accounting on the Company's operating results is that the interest expense on the portion of variable-rate debt being hedged is generally recorded based on a fixed interest rate (9.77%).

NOTE 8 -  STOCKHOLDERS' EQUITY

          STOCK OPTIONS

          In August, 1997, the Company granted stock purchase options to certain officers and directors of the Company, extending the right to purchase up to 12,000 shares of the Company's common stock at an exercise price determined by the Company's Board of Directors to be five dollars per share.

          In August 1998, the Company adopted the 1998 Stock Option Plan. In July, 1999 and May, 2000, the Company granted 90,000 and 110,000 options, respectively, at an exercise price determined by the Company's Board of Directors to be $2.25 and $4.00 per share, respectively.

          In December 2000, the Company granted 97,500 options at an exercise price determined by the Company's Board of Directors to be $2.69 per share. The stock purchase options are subject to certain adjustment provisions in the event of any stock dividends, reverse splits and/or reclassifications of common stock, and expire ten years from the date of the grant.

          A summary of the status of the Company's stock options and changes during the year is presented below. In all instances, the exercise price of the options approximates the market price of the stock on the grant date:

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 8 -  STOCKHOLDERS' EQUITY (Continued)

                                                   June 29, 2001                    June 30, 2000
                                             ---------------------------      ---------------------------
                                                                   Weighted                         Weighted
                                                                   Average                          Average
                                                                   Exercise                         Exercise
                                          Outstanding    Price       Price  Outstanding      Price    Price
                                          -----------    -----       -----  -----------      -----    -----
           Outstanding at beginning of year  212,000  $2.25-5.00    $  3.08     12,000     $    5.00  $  5.00
           Granted                            97,500        2.69       2.69    200,000     2.25-4.00     2.96
           Exercised                               -           -          -          -             -        -
           Canceled                                -           -          -          -             -        -
                                             -------  ----------    -------    -------    ----------  -------
           Outstanding at end of year        309,500  $2.25-5.00    $  2.96    212,000    $2.25-5.00  $  3.08
                                             =======  ==========    =======    =======    ==========  =======
           Weighted average fair value of
           Options issued during the year    $2.20                             $3.79
                                             =====                             =====

          Information relating to outstanding options at June 29, 2001 is as follows:

                                        Exercise Price Range
                                        --------------------
                                        $2.25          $4.00
                                          to             to
                                        $2.40          $5.00

          Number of options:
               Outstanding              212,500        97,000
               Exercisable              212,500        97,000

          Weighted average exercise price:
               Outstanding              $2.28          $4.12
               Exercisable              $2.28          $4.12

          Weighted average contractual life
           remaining                    8.8 years      7.5 years

The Company has adopted Statement of Financial Accounting Standards
(SFAS) No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. The Company applies APB Opinion No. 25 in accounting for its stock option plans and, accordingly, does not recognize compensation cost at the grant date. If the Company had elected to recognize compensation cost based on the fair value of the options granted at the grant date as prescribed by SFAS No. 123, net loss and loss per common share would have been adjusted to the pro forma amounts indicated below:

                                                  June 29, 2001    June 30, 2000
                                                  -------------    -------------

            Net loss - as reported                  $    (42,387)    $   (674,051)
            Net loss - pro forma                        (117,463)      (1,118,201)
            Loss per common share - as reported             (.03)            (.59)
            Loss per common share - pro forma               (.09)            (.98))

          The fair value of each option grant is estimated on the date of grant using the Black-Scholes model with the following assumptions:

                                                           2001              2000
                                                           ----              ----
               Expected dividend yield                       0%                0%
               Expected volatility                          74%               99%
               Risk-free interest rate                     5.2%              5.0%
               Expected life of options              120 months        120 months

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 8 -  STOCKHOLDERS' EQUITY (Continued)

          PREFERRED STOCK

          On March 1, 1998, the Company issued 700,000 shares of preferred stock to certain officers and directors of the Company. Each share of preferred stock is convertible into one share of common stock at a conversion value of $5.00 per share. The conversion price can potentially decrease should the Company meet certain revenue and pre-tax earnings incentives over the three year period after the public offering (July, 2001). Since the Company did not attain any of the incentives, each share of Series A preferred stock shall automatically convert, at no additional cost to the holder into one (1) share of common stock in July, 2004. The preferred shares have been valued by the Board of Directors at $5.00 per share based on the stock's conversion value. The preferred shares are entitled to vote on all matters that the common stock is entitled to vote on based on one vote per share and other than incentive conversion features contain no other rights, or privileges beyond those of common shareholders.

NOTE 9 -  INCOME TAXES

          The provision for income taxes consists of the following for the years ending June 29, 2001 and June 30, 2000:



                                                      2001           2000
                                                   ----------     ----------

               Current
                 Federal                          $          -   $          -
                 State                                  44,500              -
               Deferred                                      -              -
                                                  ------------   ------------
                                                  $     44,500   $          -
                                                  ============   ============

          The Company has federal net operating loss carryforwards of approximately $1,084,000 expiring through fiscal 2020.

          Expected tax expense based on the federal statutory rate is reconciled with the actual expense for the years ended June 29, 2001 and June 30, 2000 as follows:


                                                      2001           2000
                                                   ----------     ----------

               Statutory federal income tax               34%             34%
               State income taxes                      2,107            -
               Other                                       1               1
               Change in valuation allowance             (35)            (35)
                                                  ------------   ------------
                                                        2,107%          -
                                                  ============   ============

          The significant components of the deferred tax provision are as follows:

                                                      2001           2000
                                                   ----------     ----------

               Net operating loss - federal       $    319,000   $   (411,000)
               Net operating loss - state               79,000        (75,000)
               Interest rate swap                      (45,000)         -
               Valuation allowance                    (353,000)       486,000
                                                  ------------   ------------
                                                  $      -       $      -
                                                  ============   ============

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000


NOTE 9 -  INCOME TAXES (Continued)

          The components of the deferred tax asset account as of June 29, 2001 and June 30, 2000 are as follows:

                                                     2001           2000
                                                  ----------     ----------

               Deferred tax assets:
                 Issuance of preferred stock      $    980,000   $    980,000
                 Net operating loss - federal          368,000        687,000
                 Net operating loss - state             86,000        165,000
                 Interest rate swap                     45,000            -
                 Allowance for doubtful accounts         6,000          6,000
                 Valuation allowance                (1,455,000)    (1,808,000)
                                                  ------------   ------------
                   Total deferred tax asset       $     30,000   $     30,000
                                                  ============   ============

          The Company establishes a valuation allowance in accordance with the provisions of SFAS No. 109, Accounting for Income Taxes. The Company continually reviews the adequacy of the valuation allowance and recognizes a benefit from income taxes only when reassessment indicates that it is more likely than not that the benefits will be realized. In fiscal 2001, the Company decreased the valuation allowance by approximately $353,000 based upon reasonable and prudent tax planning strategies.

NOTE 10 - COMMITMENTS

          OPERATING LEASES

          The Company has several operating leases for its office, production and warehouse facilities. The Host facility is under a verbal agreement with a monthly payment of $3,335. The verbal agreement is an extension of a three year lease agreement which expired in October, 1997. Lindley has several non-cancelable operating leases which expire over the next five years. Rent expense charged to operations under these and preceding leases aggregated $174,170 and $34,500 for the years ended June 29, 2001 and June 30, 2000, respectively.

          The Company is also leasing various vehicles and equipment under certain other operating leases which expire within one to six years. In certain cases, the cost of leasing the equipment is billed to customers in connection with the Company's cafeteria services. Rent expense for these operating leases for equipment aggregated $126,804 and $16,475 for the years ended June 29, 2001 and June 30, 2000, respectively.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 10 - COMMITMENTS (Continued)

          Lastly, the Company leases food service and banquet facilities under various lease agreements expiring through December, 2004. Rent expense charged to operations under these various lease agreements aggregated $124,450 and $154,626 for the years ended June 29, 2001 and June 30, 2000, respectively.

          Future minimum lease payments on all operating leases for each of the fiscal years succeeding June 29, 2001 are as follows:


               2002                              $    463,630
               2003                                   436,147
               2004                                   423,679
               2005                                   413,210
               2006                                   406,590
               2007 and thereafter                    382,990
                                                 ------------
                                                 $  2,526,246
                                                 ============

          EMPLOYMENT CONTRACTS

          On February 19, 1998, the Company entered into five-year employment agreements with two of its officers. Under the terms of the agreements, the President and Vice President of the Company are to receive annual salaries of $85,000 and $80,000, respectively, which may be increased by the Company's Compensation Committee or the Board of Directors, but shall not be decreased without the consent of the employee. Both individuals receive an expense account, an automobile expense allowance, related business expenses and all other benefits afforded other employees. The Company also provides health, disability and insurance to each of these individuals. On August 3, 2001, the Board of Directors approved an increase in the annual salaries of the President and Vice President to $147,000 and $141,750, respectively.

          In connection with the July 31, 2000 acquisition of Lindley, the Company entered into four-year employment agreements with the President and Vice President of Lindley. Both individuals receive an expense account, an automobile expense allowance, related business expenses and all other benefits afforded other employees. The Company also provides health, disability and insurance to each of these individuals. In accordance with the terms of their employment contract, the officers are each entitled to a salary of $135,000 per year to be increased annually by five (5) percent.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 10 - COMMITMENTS (Continued)

          LETTERS OF INTENT

          On March 16, 2001, Host entered into a Letter of Intent ("LOI") with Select Force, Inc. ("Select"). The LOI provides for the acquisition of all of the outstanding shares of Select in exchange for 700,000 shares of Host's restricted Common Stock. Select is located in Oklahoma City, Oklahoma and provides employee pre-screening services for employers.

          In April 2001, the Company entered into an LOI with Contra-Pak, Inc. ("CP"). The LOI provides for the acquisition by Host of CP's assets in exchange for $125,000 in cash and $140,000 of Host's restricted Common Stock. CP is located in Dallas, Texas and provides shelf stable meals for "Meals-On-Wheels" programs.

NOTE 11 - ADVERTISING

          The Company expenses the production costs of advertising the first time the advertising takes place. Advertising expense was $22,563 and $35,338 for the years ended June 29, 2001 and June 30, 2000, respectively

NOTE 12 - 401K PLAN

          The Company has adopted a 401(k) defined contribution pension plan which covers all participating employees who have a minimum of one year of service. The Company matches employee contributions at a rate of twenty-five percent up to a maximum of three percent of the participating employees' gross earnings. Employees become fully vested in the Company's contribution after six years of service. The Company's contribution for the years ended June 29, 2001 and June 30, 2000 totaled $32,775 and $15,459, respectively.

NOTE 13 - RELATED PARTY TRANSACTIONS

          The Company leases land and real property from a partnership owned by certain employees/stockholders. On July 1, 2000, the lease was amended to change the term from a two-year commitment to a term that ends on March 31, 2005. Rent expense totaled $33,000 for the year ended June 29, 2001.

                 HOST AMERICA CORPORATION AND SUBSIDIARY
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     JUNE 29, 2001 AND JUNE 30, 2000

NOTE 14 - INDUSTRY SEGMENT INFORMATION

          Segment information has been prepared in accordance with SFAS No. 131, "Disclosure About Segments of an Enterprise and Related Information". The Company has two major reportable segments: Host America Corporation (Host) and its wholly-owned subsidiary Lindley Food Service Corporation (Lindley). The segments were determined based on the types of products and services that the individual entities offer. The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

          Business segment financial information as of and for the year ended June 29, 2001 is as follows:

                                                Lindley Food
                                  Host America    Service
                                  Corporation   Corporation      Total      Eliminations  Consolidated
                                  -----------   -----------   -----------   ------------  ------------
Sales to unaffiliated customers   $14,150,598   $ 7,503,518   $21,654,116   $    (17,948)  $21,636,168
Segment (loss) profit                (369,462)      327,075       (42,387)           -         (42,387)
Depreciation and amortization         288,971       299,055       588,026            -         588,026
Provision for income taxes              4,500        40,000        44,500            -          44,500
Segment assets                      2,369,645     6,613,508     8,983,153            -       8,983,153

          The reporting requirements under SFAS No. 131 were prepared as a result of the Company's acquisition of Lindley during fiscal 2001, therefore the Company did not adopt the reporting requirements of this statement at June 30, 2000.

NOTE 15 - OTHER INCOME (EXPENSE)

          The significant components of other income (expense) are as follows:

                                                      For the Years Ended
                                                      -------------------
                                                 June 29, 2001  June 30, 2000
                                                 -------------  -------------

               Interest income                    $     11,174   $        901
               Dividend income                           9,000        104,500
               Gain on disposal of assets               20,994              -
               Other income                             11,502         24,080
                                                  ------------   ------------
               Total other income                       52,670        129,481
               Interest expense                       (283,461)       (32,285)
                                                  ------------   ------------
                                                  $   (230,791)  $     97,196
                                                  ============   ============

                HOST AMERICA CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED BALANCE SHEETS


                                                   December 28, 2001     June 29, 2001
                                                     (Unaudited)           (Audited)
                                                  ------------------   ------------------
CURRENT ASSETS
  Cash and cash equivalents                          $    195,707         $    360,077
  Accounts receivable, net of allowance for
    doubtful accounts of $15,000 as of December 28,
    2001 and June 29, 2001, respectively                3,099,863            2,684,758
  Inventory                                               590,196              567,242
  Prepaid expenses and other                              251,961              257,562
                                                     ------------         ------------
        Total current assets                            4,137,727            3,869,639

PROPERTY AND EQUIPMENT, net                               997,820              960,580


OTHER ASSETS
  Other                                                    54,042               59,543
  Customer list, net                                      620,481              645,017
  Goodwill, net                                         3,727,139            3,448,374
                                                     ------------         ------------
                                                        4,401,662            4,152,934
                                                     ------------         ------------
                                                     $  9,537,209         $  8,983,153
                                                     ============         ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Demand notes payable                               $  1,592,889         $    892,889
  Current portion of long-term debt                       446,666            2,286,128
  Interest rate swap                                       25,226              111,568
  Accounts payable                                      1,916,352            1,597,941
  Accrued expenses                                        437,971              479,306
                                                     ------------         ------------
        Total current liabilities                       4,419,104            5,367,832

LONG-TERM DEBT, less current portion included above     1,369,934              110,224

INTEREST RATE SWAP                                        100,903                    -

COMMITMENTS                                                     -                    -

STOCKHOLDERS' EQUITY
  Preferred stock, $.001 par value, 2,000,000 shares
    Authorized                                                700                  700
  Common stock, $.001 par value, 80,000,000 shares
    Authorized                                              1,473                1,413
  Additional paid-in capital                            8,920,461            8,770,088
  Deficit                                              (5,149,237)          (5,155,536)
  Accumulated other comprehensive loss                   (126,129)            (111,568)
                                                     ------------         ------------
        Total stockholders' equity                      3,647,268            3,505,097
                                                     ------------         ------------
                                                     $  9,537,209         $  8,983,153
                                                     ============         ============

The accompanying notes are an integral part of these consolidated condensed financial statements.

                                  F-21

                HOST AMERICA CORPORATION AND SUBSIDIARIES
  CONSOLIDATED CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                              For the three months ended
                                                      ---------------------------------------
                                                      December 28, 2001     December 29, 2000
                                                         (Unaudited)           (Unaudited)
                                                      -----------------     -----------------
NET REVENUES                                              $  6,235,768          $  5,523,804

COST OF GOODS SOLD                                           4,796,681             4,447,161
                                                          ------------          ------------

     Gross profit                                            1,439,087             1,076,643

GENERAL AND ADMINISTRATIVE EXPENSES                          1,339,334               934,171
                                                          ------------          ------------

     Income from operations                                     99,753               142,472
                                                          ------------          ------------

OTHER INCOME (EXPENSE)
  Other income (expense)                                           (93)                3,190
  Interest expense                                             (73,033)              (82,851)
                                                          ------------          ------------
                                                               (73,126)              (79,661)
                                                          ------------          ------------

     Income before provision for income taxes                   26,627                62,811

PROVISION FOR INCOME TAXES                                       9,000                     -
                                                          ------------          ------------

Net income                                                      17,627                62,811

OTHER COMPREHENSIVE INCOME, before tax
  Interest rate swap adjustments:
     Unrealized loss on agreement                              (11,659)                    -
     Reclassification adjustment for losses included
       in net income                                            38,144                     -
                                                          ------------          ------------

     Other comprehensive income, before tax                     26,485                     -

     Provision for (benefit from) income tax related
       to other comprehensive income                                 -                     -
                                                          ------------          ------------

     Other comprehensive income, net of tax                     26,485                     -
                                                          ------------          ------------

     Comprehensive income                                 $     44,112          $     62,811
                                                          ============          ============

Net income per common share - basic                       $       0.01          $       0.05
                                                          ============          ============

Net income per common share - diluted                     $        N/A          $       0.05
                                                          ============          ============

The accompanying notes are an integral part of these consolidated condensed financial statements

                                  F-22

                HOST AMERICA CORPORATION AND SUBSIDIARIES
      CONSOLIDATED CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE
                              INCOME (LOSS)

                                                              For the six months ended
                                                      ---------------------------------------
                                                      December 28, 2001     December 29, 2000
                                                         (Unaudited)           (Unaudited)
                                                      -----------------     -----------------

NET REVENUES                                              $ 12,278,580          $ 10,384,037

COST OF GOODS SOLD                                           9,482,716             8,192,733
                                                          ------------          ------------

     Gross profit                                            2,795,864             2,191,304

GENERAL AND ADMINISTRATIVE EXPENSES                          2,630,588             2,041,345
                                                          ------------          ------------

     Income from operations                                    165,276               149,959
                                                          ------------          ------------

OTHER INCOME (EXPENSE)
  Other income                                                   5,179                26,068
  Interest expense                                            (148,156)             (109,891)
                                                          ------------          ------------
                                                              (142,977)              (83,823)
                                                          ------------          ------------

     Income before provision for income taxes                   22,299                66,136

PROVISION FOR INCOME TAXES                                      16,000                     -
                                                          ------------          ------------

     Net income                                                  6,299                66,136

OTHER COMPREHENSIVE LOSS, before tax
  Interest rate swap adjustments:
     Unrealized loss on agreement                              (59,409)                    -
  Reclassification adjustment for losses
     included in net loss                                       44,848                     -
                                                          ------------          ------------

  Other comprehensive loss, before tax                         (14,561)                    -

  Provision for (benefit from) income tax related to
  other comprehensive loss                                           -                     -
                                                          ------------          ------------

  Other comprehensive loss, net of tax                         (14,561)                    -
                                                          ------------          ------------

  Comprehensive income (loss)                             $     (8,262)         $     66,136
                                                          ============          ============

Net income per common share - basic                       $        NIL          $       0.05
                                                          ============          ============

Net income per common share - diluted                     $        NIL          $       0.05
                                                          ============          ============

The accompanying notes are an integral part of these consolidated condensed financial statements.

                                  F-23

                HOST AMERICA CORPORATION AND SUBSIDIARIES
             CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

                                                              For the six months ended
                                                      ---------------------------------------
                                                      December 28, 2001     December 29, 2000
                                                        (Unaudited)            (Unaudited)
                                                      -----------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                              $      6,299          $     66,136
  Adjustments to reconcile net income to net
  cash provided by operating activities:
    Depreciation and amortization                              209,687               276,358
  Loss on sale of equipment                                      1,840                     -
  Changes in operating assets and liabilities                 (153,854)               (3,801)
                                                          ------------          ------------
    Net cash provided by operating activities                   63,972               338,693
                                                          ------------          ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of equipment                                1,000                     -
  Purchases of property and equipment                          (96,309)              (31,842)
  Cash paid for businesses acquired                           (159,635)           (4,777,275)
                                                          ------------          ------------
    Net cash used in investing activities                     (254,944)           (4,809,117)
                                                          ------------          ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from demand notes payable, net                      300,000               737,889
  Proceeds from issuance of common stock and warrants, net      10,433                12,210
  Proceeds from long-term debt                                       -             2,500,000
  Deferred financing and stock issuance costs                        -               (52,619)
  Principal payments on long-term debt                        (283,831)             (331,029)
                                                          ------------          ------------

    Net cash provided by financing activities                   26,602             2,866,451
                                                          ------------          ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                     (164,370)           (1,603,973)

CASH AND CASH EQUIVALENTS, beginning of period                 360,077             1,720,407
                                                          ------------          ------------

CASH AND CASH EQUIVALENTS, end of period                  $    195,707          $    116,434
                                                          ============          ============

Cash paid for business acquired is comprised of:
  Fair value of assets acquired                           $    299,635          $  6,712,253
  Liabilities assumed                                                -               934,978
                                                          ------------          ------------
  Purchase price                                               299,635             5,777,275

  Common stock issued for acquired business                   (140,000)           (1,000,000)
                                                          ------------          ------------
  Cash paid for business acquired                         $    159,635          $  4,777,275
                                                          ============          ============

Non-cash Investing and Financing Activities:
  Equipment acquired through assumption of
    notes payable and capital leases                      $    104,080          $     25,620


The accompanying notes are an integral part of these consolidated condensed financial statements.

                                  F-24

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (UNAUDITED)

NOTE A -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          BASIS OF PRESENTATION

          The consolidated condensed financial statements for the three and six months ended December 28, 2001 and December 29, 2000 have been prepared by Host America Corporation and subsidiaries (the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC") for interim financial reporting. These consolidated condensed financial statements are unaudited and, in the opinion of management, include all adjustments (consisting only of normal recurring accruals) and disclosures necessary to present fairly the balance sheets, statements of income (loss) and statements of cash flows for the periods presented in accordance with U.S. generally accepted accounting principles. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been omitted in accordance with the rules and regulations of the SEC. These consolidated condensed financial statements should be read in conjunction with the audited financial statements, and accompanying notes, included in the Company's Annual Report on Form 10-KSB for the year ended June 29, 2001.

          PRINCIPLES OF CONSOLIDATION

          The consolidated condensed financial statements presented as of December 28, 2001 and for the three and six months then ended, include the accounts of Host America Corporation (Host) and its wholly-owned subsidiaries Lindley Food Service Corporation ("Lindley") and Host Merger Corporation ("HMC") (combined "the Company"). All significant intercompany transactions and balances have been eliminated.

          INVENTORY

          Inventory consists primarily of food supplies and is stated at the lower of cost or market, with cost determined on a first-in, first-out basis.

          EARNINGS PER SHARE

          Earnings per share for the three and six months ended December 28, 2001 has been computed based on the weighted average shares outstanding during the periods. Diluted earnings per share was not presented for the three and six months ended December 28, 2001 as the potentially dilutive warrants, convertible preferred stock and stock purchase options were anti-dilutive. Convertible preferred shares subject to future dilution totaled 700,000 and shares under stock purchase options totaled 309,500 at December 28, 2001 and December 29, 2000, respectively. The weighted average shares used in the calculations are as follows:

                                      Three months ended          Six months ended
                                    ----------------------     ----------------------
                                       2001        2000           2001        2000
                                       ----        ----           ----        ----
           Weighted average shares
            outstanding (basic)      1,472,468   1,337,617      1,450,842   1,302,994
           Assumed conversion of
             stock options                   -      55,839              -      55,839
                                     ---------   ---------      ---------   ---------
           Weighted average shares
            outstanding (dilutive)   1,472,468   1,393,456      1,450,842   1,358,833
                                     =========   =========      =========   =========

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Continued)
                               (UNAUDITED)

NOTE A -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          SEGMENT INFORMATION

          Statement of Financial Accounting Standards (SFAS) No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED
          INFORMATION, was issued effective for fiscal years ending after December 15, 1998. The Company's primary operating segments are the management of corporate dining (Host), and the preparation of unitized meals (Lindley).

          RECENT ACCOUNTING STANDARDS

          ACCOUNTING FOR BUSINESS COMBINATIONS

          Statements of Financial Accounting Standards (SFAS) No. 141, Business Combinations and SFAS No. 142, Goodwill and Other Intangible Assets were issued in July, 2001. These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with indefinite useful lives. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. The new standards generally will be effective for fiscal years beginning after December 15, 2001 unless the Company elects for early adoption in which case the standard will be effective in the first quarter of fiscal 2002 and for purchase business combinations consummated after June 30, 2001.

          The Company has elected to adopt SFAS No.'s 141 and 142 effective June 29, 2001, which has reduced amortization expense and increased net income by approximately $61,000 and $120,000 for the three and six months ended December 28, 2001, respectively (See Note C and D).

          NOTE B -  ACQUISITIONS

          On July 31, 2000, the Company purchased all of the issued and outstanding shares of Lindley Food Service Corporation (Lindley), plus acquisition costs and subsequent purchase price adjustment, resulting in a total purchase price of approximately $5,913,000. The Company issued 198,122 shares of common stock and partially financed the acquisition with a $2,500,000 five-year term loan (See Note E). Lindley is engaged in providing full-service contract feeding programs primarily to schools, senior citizens, day care centers, charitable organizations and other government funded agencies. The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price has been allocated to the assets purchased and the liabilities assumed based upon their fair values at the date of acquisition. The excess of the purchase price over the fair value of the net assets acquired was approximately $3,664,000 and has been recognized as goodwill.

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Continued)
                               (UNAUDITED)

NOTE B -  ACQUISITION (Continued)

          On August 30, 2001, the Company acquired all of the assets of Contra-Pak, Inc. ("Contra-Pak"), a food service company based in Dallas, Texas which specializes in shelf stable meals for programs such as "meals-on-wheels" and disaster relief programs. Contra-Pak's assets were acquired for $159,635 in cash and 56,911 shares of Host's "restricted" common stock.
          The Company has entered into a three-year employment agreement with Contra-Pak's former President. The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price has been allocated to the assets purchased based upon their fair values at the date of acquisition. The excess of the purchase price over the fair value of the assets acquired was approximately $279,000 and has been recognized as goodwill.

          The purchase price was allocated to the assets acquired (no liabilities were assumed) based upon their estimated fair values as follows:

               Property and equipment        $    20,870
               Goodwill                          278,765
                                             -----------
               Total assets purchased            299,635
               Accrued liabilities assumed             -
                                             -----------
               Total purchase price          $   299,635
                                             ===========

          The following information reflects the pro forma results of operations of the Company for the six months ended December 28, 2001 and December 29, 2000 assuming the Lindley and Contra-Pak acquisitions had occurred at the beginning of the respective periods:

                                                      2001           2000
                                                   ----------     ----------

               Net revenue                        $12,385,166    $11,787,475
               Income from continuing operations      184,563        203,590
               Net income                              25,586        138,320
               Income per share                         .02            .10

NOTE C -  GOODWILL

          The changes in the carrying amount of goodwill for the six months ended December 28, 2001, are as follows:

               Balance as of June 29, 2001             $3,448,374
               Goodwill acquired during the year          278,765
               Impairment loss                               -
                                                       ----------
               Balance as of December 28, 2001         $3,727,139
                                                       ==========

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Continued)
                               (UNAUDITED)

NOTE C -  GOODWILL (Continued)

          The Company's acquisitions were tested for impairment upon adoption of SFAS No. 142, utilizing methodologies employed by management in determining the purchase prices of these entities at acquisition. Based on the results of those calculations, management has determined that there has not been any impairment of goodwill.

          Proforma comparative results for the six months ended December 29, 2000 follows:

                                                      2001           2000
                                                    (Actual)      (Pro Forma)
                                                   ----------     -----------
                 Reported net income              $      6,299   $     66,136
                 Add back: Goodwill amortization          -            92,067
                                                  ------------   ------------
                 Adjusted net income              $      6,299   $    158,203
                                                  ============   ============

               Basic Earnings per share:

                 Reported net income              $        NIL   $        .05
                 Goodwill amortization                       -            .07
                                                  ------------   ------------
                 Adjusted net income              $        NIL   $        .12
                                                  ============   ============

NOTE D -  CUSTOMER LIST

          A summary of the carrying amount of the customer list as of December 28, 2001 is as follows:


                                                December 28, 2001
                                                -----------------
               Customer list                      $    687,000
               Less: accumulated amortization           66,519
                                                  ------------
                                                  $    620,481
                                                  ============

          Amortization of the customer list for the six month period ended December 28, 2001 totaled $24,536.

          Future amortization expense for each of the fiscal years succeeding December 28, 2001 are as follows:

               2002                               $     45,800
               2003                                     45,800
               2004                                     45,800
               2005                                     45,800
               2006                                     45,800
               2007 and thereafter                     391,481
                                                  ------------
                                                  $    620,481
                                                  ============

          Since the customer list specifically relates to the Lindley acquisition, the entire amount of goodwill has been allocated to the Lindley segment.

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Continued)
                               (UNAUDITED)

NOTE E -  DEMAND NOTE PAYABLE AND LONG TERM DEBT

          In connection with the July 31, 2000 acquisition of Lindley, the Company obtained a $2,500,000 term note and a demand note payable (revolving line of credit) of up to $1,200,000. The term note requires monthly principal installments ranging from $30,000 to $47,500 plus interest at LIBOR plus 2.5% (7.63% at December 28, 2001) and matures on August 1, 2005. Total principal outstanding under the term note at December 28, 2001 was $1,997,000.

          The demand note payable provides for borrowings, based on a collateral formula, up to a maximum of $1,200,000, which note must be reduced each fiscal year to $330,000 for a thirty day period. Webster Bank waived non-compliance with this provision and others by the Company for the fiscal year ending June 2001. Interest is payable monthly on amounts outstanding at a variable rate, which at all times is equal to the bank's prime rate (4.75% at December 28, 2001). Total borrowings outstanding at December 28, 2001 totaled $1,042,889.

          The term note and demand note payable are collateralized by substantially all of the assets of the Company. In addition, they are subject to certain financial covenants, noncompliance with which would be considered an event of default and provide the bank with the right to demand repayment prior to the maturity date. The Company is required to comply with the requirements on a quarterly basis. The Company was not in compliance with the following covenants at December 28, 2001:

          *    Total indebtedness to net worth of 1.50:1.00

          *    Funded debt to EBITDA of 2.5:1.00

          * Ratio of EBIDA to current maturities and interest expense of 1.4:1.00

          *    Current Ratio of 1.35:1.00.

          * Reduction of Line of Credit to an amount no greater than $330,000 for thirty consecutive days.

          The bank did not waive its rights in connection with these covenant violations as of December 28, 2001, however it did issue a commitment letter dated February 15, 2002 modifying the amount of the revolving line of credit from $1,200,000 to $1,600,000, changing the borrowing base definition from 70% to 75% of eligible accounts receivable, extending the expiration date to November 30, 2002, and changing the variable interest rate to the bank's prime rate plus 1.5% per annum. The bank also agreed to modify the term note agreement principally as follows:

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Continued)
                               (UNAUDITED)

NOTE E -  DEMAND NOTES PAYABLE AND LONG TERM DEBT (Continued)

               1. Reduce the term note by $400,000 and apply the balance to the revolving line of credit.
               2. Require monthly principal payments of $25,416 with the remaining balance due at maturity, November 30, 2003.
               3.   Require personal guarantees of two
                    officers/stockholders.
               4.   Require a success fee of $150,000 due upon maturity.
               5.    Require within ninety (90) days of the closing, Host
                    America shall establish with the bank a blocked depository account in the amount of not less than $150,000.
               6.   Require quarterly covenant measurements as follows:
                    a.   Current ratio equal to or greater than 1:1
                    b. Debt to net worth shall be equal to or less than 1.50:1
                    c.   Funded debt to EBITDA shall be measured
                         commencing with the fiscal quarter ended March 29, 2002 and shall at all times be less than or equal to 4.00:1.00. Quarterly thereafter, the covenant shall reduce by 50 basis points to 2.50:1.00 by December 31, 2002. The covenant shall remain at 2.50:1.00 quarterly thereafter.
                    d. Debt service coverage ratio shall be equal to or greater than 1:1 for the quarter ending March 29, 2002 increasing each quarter to 1.20:1 on a cumulative rolling four (4) quarter basis ending December 27, 2002 and thereafter.

          The $150,000 success fee will be accrued as a debt financing cost from the date of the new loan agreement through the maturity date (November 30, 2003) and the $150,000 blocked depository account will be carried as restricted cash (separate from cash and cash equivalents).

          The revised bank agreements, as set forth in the commitment letter dated February 15, 2002, are scheduled to be finalized by the end of the Company's third fiscal quarter (March 29, 2002) as there are no contingencies in the agreements that would preclude a closing by this date. Also, although the Company is not in compliance with the revised covenant requirements at December 28, 2001, the Company fully anticipates that it will be in compliance by the next measurement period (March 29, 2002), and all the quarterly measurement points thereafter. Accordingly, the increased amount outstanding on the revolving line of credit and the scheduled term note debt repayments have been classified in the accompanying consolidated condensed financial statements in accordance with this commitment letter.

          On July 11, 2001, Host received a $150,000 loan from SelectForce, Inc. ("Select") pursuant to the terms of a promissory demand note executed by the parties. The promissory note bears interest at the rate of 9.25% per annum and the principal and accrued interest is payable in full by Host on December 28, 2001, which has been extended to June 28, 2002. The loan to Host was made independent from the proposed merger, although it was made to assist Host with working capital and other expenses anticipated to be incurred in connection with the merger. Repayment of the note is not affected by the merger transaction closing or failing to close and the note continues to be and obligation of Host. There are no additional loans contemplated between the parties.

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Continued)
                               (UNAUDITED)

NOTE F -  INTEREST RATE SWAP

          The Company entered into an interest rate swap agreement on July 31, 2000 effectively replacing variable interest payments (LIBOR + 2.5%) with fixed interest payments (9.77%) in order to hedge against the changes in the amount of future cash flows associated with payments on variable rate debt. As of December 28, 2001, the Company was paying a fixed rate of 7.27% and receiving 2.14% on a notional amount of $1,997,000. The differential paid on the interest rate swap agreement is recognized currently as an adjustment to interest expense and totaled $38,144 and $44,848 for the three and six months ended December 28, 2001, respectively. The interest rate swap, totaling $126,129 at December 28, 2001, is reflected at fair value in the Company's consolidated condensed balance sheet and the related loss on this contract is deferred in shareholders' equity (as a component of accumulated other comprehensive loss). This deferred loss is then amortized as an adjustment to interest expense over the same period in which the related interest payments being hedged are recognized in income. The effect of this accounting on the Company's operating results is that the interest expense on the portion of variable-rate debt being hedged is generally recorded based on a fixed interest rate (9.77%).

NOTE G -  STOCK ISSUANCE

          On August 3, 2001, the Board of Directors authorized the issuance of 292 shares of the Company's common stock to employees for the achievement of certain incentive goals.
          Total compensation expense recognized in connection with the issuance of these shares totaled $876. On August 30, 2001, the Company issued 56,911 shares of common stock valued at $140,000 in connection with the acquisition of Contra-Pak. On October 30, 2001, the Company issued 3,390 shares of common stock for its 401K plan employer match.

NOTE H -  OTHER INCOME (EXPENSE)

          The significant components of other income (expense) are as follows:


                       For the six months ended     For the three months ended
                       ------------------------     --------------------------
                       12/28/01        12/29/00      12/28/01        12/29/00
                       --------        --------      --------        --------
Interest income       $      -        $   11,134    $       -       $       841
Dividend income              -             9,000            -               -
Loss on disposal
 of assets                (1,840)            -           (1,840)            -
Other income               7,019           5,934          1,747           2,349
                      ----------      ----------    -----------     -----------
Total other income         5,179          26,068         (   93)          3,190
Interest expense        (148,156)       (109,891)       (73,033)        (82,851)
                      ----------      ----------    -----------     -----------
                      $ (142,977)     $ ( 83,823)   $   (73,126)    $   (79,661)
                      ==========      ==========    ===========     ===========

                HOST AMERICA CORPORATION AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Continued)
                               (UNAUDITED)

NOTE I -  INDUSTRY SEGMENT INFORMATION

          Segment information has been prepared in accordance with SFAS No. 131, "DISCLOSURE ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION". The Company has two major reportable segments: Host America Corporation (Host) and its wholly-owned subsidiary Lindley Food Service Corporation (Lindley). The segments were determined based on the types of products and services that the individual entities offer. The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

          Business segment financial information as of and for the six months ended December 28, 2001 is as follows:



                                        Lindley
                           Host          Food
                          America       Service
                        Corporation   Corporation     Total       Eliminations  Consolidated
                        -----------   -----------     -----       ------------  ------------
Sales to unaffiliated
  Customers             $ 7,182,544   $ 5,121,529   $12,304,073   $   (25,492)  $12,278,580
Segment (loss) profit      (222,120)      228,419         6,299           -           6,299
Depreciation and
  Amortization              153,216        56,471       209,687           -         209,687
Provision for income
  taxes                       2,000        14,000        16,000           -          16,000
Segment assets            2,109,115     7,428,094     9,537,209           -       9,537,209

                      INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Selectforce, Inc.

We have audited the accompanying balance sheet of Selectforce, Inc. (the Company) as of December 31, 2000, and the related statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Selectforce, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.



     /s/  DiSanto Bertoline & Company, P.C.

Glastonbury, Connecticut
October 13, 2001

                            SELECTFORCE, INC.
                             BALANCE SHEETS

                                 ASSETS

                                              December 31, 2001  December 31, 2000  December 31, 1999
                                                 (Unaudited)         (Audited)        (Unaudited)
                                                 -----------         ---------        -----------

CURRENT ASSETS
  Cash                                           $    461,940        $    241,048      $         -
  Accounts receivable, net of allowance for
   doubtful accounts of $7,000 at December 31,
    2001, 2000 and 1999                               138,685             155,434          150,213
  Note receivable from director/shareholder                 -             140,000                -
  Note receivable - other                             150,000                   -                -
  Prepaid expenses and other                          100,989               5,499            1,107
                                                 ------------        ------------     ------------
        Total current assets                          851,614             541,981          151,320

PROPERTY AND EQUIPMENT, net                            22,201              26,709           32,437

OTHER ASSETS
  Intangibles, net                                          -                   -           48,725
  Deposits                                                126               1,234            1,576
                                                 ------------        ------------     ------------
                                                          126               1,234           50,301
                                                 ------------        ------------     ------------
                                                 $    873,941        $    569,924          234,058
                                                 ============        ============     ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                               $          -        $      5,549       $        -
  Accrued expenses and other                          180,156              13,612           23,666
                                                 ------------        ------------     ------------
        Total current liabilities                     180,156              19,161           23,666

DUE TO EUREKA HOLDING COMPANY, INC.                         -                   -          210,392

STOCKHOLDERS' EQUITY
  Common stock, $.01 par value; 1,000,000
   shares authorized                                    7,487               7,487                -
  Additional paid-in capital                          696,907             696,907                -
  Deficit                                             (10,609)           (153,631)               -
                                                 ------------        ------------     ------------
        Total stockholders' equity                    693,785             550,763                -
                                                 ------------        ------------     ------------
                                                 $    873,941        $    569,924      $   234,058
                                                 ============        ============     ============

The accompanying notes are an integral part of these financial statements.

                                  F-34

                                                      SELECTFORCE, INC.
                                                  STATEMENT OF OPERATIONS
                                     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                            2000 (Audited)
                                                   ---------------------------------------------------------
                                                     Data Information
                                                       Services         Selectforce, Inc.
                                                       --------         -----------------
                                                     For the Period
                                                     January 1, 2000      For the Period
                                                        Through           July 11, 2000     Total For The     1999 (Unaudited)
                               2001 (Unaudited)      August 14, 2000    (Inception) Through    Year Ended      Data Information
                               Selectforce, Inc.   Date of Acquisition   December 31, 2000  December 31, 2000     Services
                               -----------------   -------------------   -----------------  -----------------     --------

NET REVENUES                       $  1,897,639       $  1,092,930       $    655,463        $  1,748,393       $  1,540,611

OPERATING EXPENSES                    1,678,651            941,871            795,093           1,736,964          1,386,191
                                   ------------       ------------        ------------       ------------       ------------

    Income (loss) from operations       218,988            151,059           (139,630)             11,429            154,420

OTHER INCOME
  Interest income                        11,034                  -              1,999               1,999                  -
                                   ------------       ------------        ------------       ------------       ------------

    Income (loss) before provision
     for income taxes                   230,022            151,059           (137,631)             13,428            154,420

PROVISION FOR INCOME TAXES               87,000             38,000             16,000              54,000             32,000
                                   ------------       ------------        ------------       ------------       ------------

    Net income (loss)              $    143,022       $    113,059       $   (153,631)       $    (40,572)      $    122,420
                                   ============       ============        ============       ============       ============

                    The accompanying notes are an integral part of these financial statements.

                                  F-35

                                             SELECTFORCE, INC.
                                STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                              FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED),
                                    2000 (AUDITED) AND 1999 (UNAUDITED)



                                                 Selectforce, Inc.
                          -------------------------------------------------------------
                                 Common Stock
                                 ------------       Additional                Total        DIS      Pro Forma
                             Shares                  Paid-in              Shareholders'  Division   Combined
                           Outstanding    Amount     Capital      Deficit     Equity      Equity      Total
                           -----------    ------     -------      -------     ------      ------      -----
Balance, December 31, 1998
 (unaudited)                        -    $      -    $      -    $      -    $      -    $204,513    $ 204,513

 Withdrawals, net                   -           -           -           -           -    (116,541)    (116,541)

 Net income                         -           -           -           -           -     122,420      122,420
                             --------    --------    --------    --------    --------   ---------    ---------

Balance, December 31, 1999
 (audited)                          -           -           -           -           -     210,392      210,392

 Contributions, net                 -           -           -           -           -     210,632      210,632

 Net income through
 August 14, 2000                    -           -           -           -           -     113,059      113,059
                             --------    --------    --------    --------    --------   ---------    ---------

Balance, August 14, 2000            -           -           -           -           -     534,083      534,083

Issuance of stock in
 connection with
 acquisition of Data
 Information Services
 division of Eureka Holding
 Company, Inc.                647,500       6,475     527,608           -     534,083    (534,083)           -

Issuance of stock as
 compensation in
 connection with
 incorporation
 (July 11, 2000)              101,200       1,012     169,299           -     170,311           -      170,311

Net loss August 15, 2000 to
 December 31, 2000                  -           -           -    (153,631)   (153,631)          -     (153,631)
                             --------    --------    --------    --------    --------   ---------    ---------

Balance, December 31, 2000    748,700       7,487     696,907    (153,631)    550,763   $       -      550,763
                                                                                        =========

Net income                          -           -           -     143,022     143,022                  143,022
                             --------    --------    --------    --------    --------                ---------

Balance, December 31, 2001    748,700    $  7,487    $696,907    $(10,609)   $693,785                $ 693,758
                             ========    ========    ========    ========    ========                =========

The accompanying notes are an integral part of these financial statements.


                                  F-36

                                                         SELECTFORCE, INC.
                                                     STATEMENTS OF CASH FLOWS
                          OR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED), 2000 (AUDITED AND 1999 (UNAUDITED)

                                                                                 2000 (Audited)
                                                            --------------------------------------------------------
                                                            Data Information
                                                               Services         Selectforce, Inc.
                                                               --------         -----------------
                                                            For the Period
                                                            January 1, 2000      For the Period                   1999 (Unaudited)
                                                                Through           July 11, 2000     Total For The       Data
                                        Year Ended         August 14, 2000    (Inception) Through    Year Ended      Information
                                      December 31, 2001   Date of Acquisition  December 31, 2000  December 31, 2000   Services
                                      -----------------   -------------------   ----------------- -----------------   --------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                     $    143,022       $    113,059        $   (153,631)      $    (40,572)      $  122,420
  Adjustments to reconcile net
   income (loss) to net cash
   provided by operating activities
     Compensation expense pursuant
      to stock issuance                            -                  -             170,311             170,311               -
     Depreciation and amortization             6,376             51,146               5,739              56,885          52,289
     Changes in operating assets
       and liabilities:
      (Increase) decrease in other
        assets                               (94,382)             1,576              (5,626)             (4,050)         (1,107)
      (Increase) decrease in accounts
       receivable                             16,749            (88,664)             83,443              (5,221)        (11,584)
      (Decrease) increase in accounts
       payable and accrued expenses          160,995            (23,666)             19,161              (4,505)        (37,984)
                                        ------------       ------------        ------------        ------------    ------------
     Net cash provided by operating
      activities                             232,760             53,451             119,397             172,848         124,034
                                        ------------       ------------        ------------        ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash received from business acquired             -                  -             264,083             264,083               -
  Repayments of amounts from director/
   shareholder                               140,000                  -                   -                   -               -
  Purchases of property and equipment         (1,868)                 -              (2,432)             (2,432)         (7,593)
  Advances to director/shareholder
   and other                                (150,000)                 -            (140,000)           (140,000)              -
                                        ------------       ------------        ------------        ------------    ------------
    Net cash provided by (used in)
     investing activities                    (11,868)                 -             121,651             121,651          (7,593)
                                        ------------       ------------        ------------        ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Cash (paid to)/received from Eureka
   Holding Company, Inc., net                      -            (53,451)                  -             (53,451)       (116,441)
                                        ------------       ------------        ------------        ------------    ------------

NET INCREASE IN CASH                         220,892                  -             241,048             241,048               -

CASH, beginning of year                      241,048                  -                   -                   -               -
                                        ------------       ------------        ------------        ------------    ------------

CASH, end of year                       $    461,970       $          -        $    241,048        $    241,048    $          -
                                        ============       ============        ============        ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the year for:
    Income taxes                        $          -       $          -        $          -        $          -    4          -

  Cash paid (received) for business
  acquired is comprised of:
   Assets acquired                      $          -       $          -        $    270,000        $    270,000    $          -
   Liabilities assumed                             -                  -                   -                   -               -
                                        ------------       ------------        ------------        ------------    ------------
   Purchase price, net of cash received            -                  -             270,000             270,000               -
   Common stock issued for acquired
    business                                       -                  -             534,083             534,083               -
                                        ------------       ------------        ------------        ------------    ------------
   Net cash received from business
    acquired                            $          -       $          -        $   (264,083)       $   (264,083)   $          -
                                        ============       ============        ============        ============    ============

                The accompanying notes are an integral part of these financial statements

                                  F-37

                            SELECTFORCE, INC.
                      NOTES TO FINANCIAL STATEMENTS
    DECEMBER 31, 2001 (UNAUDITED), 2000 (AUDITED) AND 1999 (UNAUDITED)

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF OPERATIONS

          Selectforce, Inc. (the Company) provides pre-employment screening services of prospective employees to employers. The Company's customers are primarily located in Oklahoma.


          The Company was incorporated in the State of Oklahoma on July 11, 2000 to acquire the business assets and operations of Data Information Services (DIS) a division of Eureka Holding Company, Inc. (Eureka).

          BASIS OF PRESENTATION

          On August 14, 2000, the Company acquired all of the business assets and operations of DIS in exchange for 647,500 shares of common stock, which represented approximately 86% of the total outstanding shares of the Company on that date. The business combination was accounted for as a recapitalization transaction and, accordingly, the net assets acquired were recorded at DIS's historical cost basis. The 2000 audited financial statements present the accounts of the Company as of December 31, 2000 and the results of its operations for the period from July 11, 2000 (date of inception) through December 31, 2000, and the results of the operations of DIS for the period from January 1, 2000 through August 14, 2000 (date of acquisition). The operating results for these periods have been presented separately with a total presented to facilitate the comparison of the Company's results of operations on an annual basis to the unaudited 2001 and 1999 financial statements.

          The accompanying unaudited 1999 financial statements reflect the accounts and operations of DIS. Accordingly, the unaudited balance sheet does not reflect any stockholders' equity as all earnings, and advances to and from Eureka, are reflected as Due to Eureka Holding Company, Inc. Further, the statement of operations for the year ended December 31, 1999 reflects a proforma provision for income taxes as if DIS were a separate entity.

          The unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the financial position and results of operations for the dates presented.

          USE OF ESTIMATES

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          CASH EQUIVALENTS

          For the purpose of the statement of cash flows, the Company defines cash equivalents as highly liquid instruments with an original maturity of three months or less. The Company had no cash equivalents at December 31, 2001 (unaudited), 2000
          (audited) and 1999 (unaudited).

          PROPERTY AND EQUIPMENT

          Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets. Expenditures which substantially increase the useful lives of the related assets are capitalized.

                            SELECTFORCE, INC.
                NOTES TO FINANCIAL STATEMENTS (Continued)
    DECEMBER 31, 2001 (UNAUDITED), 2000 (AUDITED) AND 1999 (UNAUDITED)

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          PROPERTY AND EQUIPMENT (Continued)

          Maintenance, repairs and minor renewals on property and equipment are charged to operations as incurred.

          INTANGIBLES

          Intangibles, consisting of goodwill, a client list, and a noncompete agreement, are amortized on a straight-line basis over five years. Amortization of intangibles totaled $0 (unaudited), $48,725 (audited) and $46,001 (unaudited) for the years ended December 31, 2001, 2000 and 1999, respectively.

          REVENUE RECOGNITION

          Revenue from pre-employment screening services of prospective employees is recognized when the services are rendered.

          INCOME TAXES

          The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

NOTE 2 -  FINANCIAL INSTRUMENTS

          CONCENTRATIONS OF CREDIT RISK

          The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash, trade accounts receivable and a note receivable from director/shareholder.

          * Cash - The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company had cash balances on deposit with banks at December 31, 2001 (unaudited and 2000 (audited) that exceeded federal depository insurance limits by $264,813 (unaudited) and $72,293 (audited).

          * Accounts receivable - The Company grants credit to its customers, substantially all of whom are provided pre-employment screening services of prospective employees. No single customer accounted for a significant amount of the Company's accounts receivable or sales as of and for the years ended December 31, 2001 (unaudited) and December 31, 2000 (audited). The Company reviews a customer's credit history before extending credit and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. Such losses have been within management's expectations.

                            SELECTFORCE, INC.
                NOTES TO FINANCIAL STATEMENTS (Continued)
    DECEMBER 31, 2001 (UNAUDITED), 2000 (AUDITED) AND 1999 (UNAUDITED)




NOTE 2 -  FINANCIAL INSTRUMENTS (Continued)

          CONCENTRATIONS OF CREDIT RISK (Continued)

          * Note receivable from director/shareholder - The balance is due from the Chairman of the Board of Directors (Director) and is collateralized by the Director's shares of stock in the Company. Due to the relationship and collateral, the amount represents negligible credit risk.

          FAIR VALUE OF FINANCIAL INSTRUMENTS

          Statement of Financial Accounting Standards (SFAS) No. 107, FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of the fair value of financial instruments for which the determination of fair value is practicable. SFAS No. 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

          The carrying amount of the Company's financial instruments approximates their fair value as outlined below:

          * Cash, trade accounts receivable, note receivable from director/shareholder, trade accounts payable and accrued expenses - The carrying amounts approximate their fair value because of the short maturity of those instruments.

          The Company's financial instruments are held for other than trading purposes.

NOTE 3 -  PROPERTY AND EQUIPMENT

          A summary of property and equipment is as follows:

                                                    2001        2000         1999
                                                 (Unaudited)  (Audited)   (Unaudited)
                                                 -----------  ---------   -----------

               Office equipment                   $ 38,393    $ 50,153    $ 47,721
               Office furniture                      8,689       8,689       8,689
                                                  --------    --------    --------
                                                    47,082      58,842      56,410
               Less: accumulated depreciation       24,881      32,133      23,973
                                                  --------    --------    --------
                                                  $ 22,201    $ 26,709    $ 32,437
                                                  ========    ========    ========

          Depreciation expense for the years ended December 31, 2001, 2000 and 1999 totaled $6,376 (unaudited), $8,160 (audited) and $6,288 (unaudited), respectively.

NOTE 4 -  NOTE RECEIVABLE FROM DIRECTOR/SHAREHOLDER

          The note receivable from director/shareholder represents an obligation between the Company and its Chairman of the Board of Directors (Director) with interest at 7.5%. The note is secured by the Director's shares in the Company and matures on July 15, 2001.

                            SELECTFORCE, INC.
                NOTES TO FINANCIAL STATEMENTS (Continued)
    DECEMBER 31, 2001 (UNAUDITED), 2000 (AUDITED) AND 1999 (UNAUDITED)


NOTE 5 - NOTE RECEIVABLE OTHER

          On July 11, 2001, Select loaned $150,000 to Host America Corporation ("Host") pursuant to the terms of a promissory demand note executed by the parties. The promissory note bears interest at the rate of 9,25% per annum and the principal and accrued interest is payable in full by Host on December 28, 2001. If the note is not paid in full by December 29, 2001, Select may (i) convert the balance due into Host "restricted" common stock at a price that is 50% of the average NASDAQ closing price for the period of December 24, 2001 through December 28, 2001; or (ii) extend the due date until June 28, 2002.

NOTE 6 -  LEASE COMMITMENT

          OPERATING LEASE

          The Company has a noncancelable operating lease for office space which expires over the next three years. Future minimum lease payments under this operating lease are as follows:

               Year ending December 31:
                 2002                             $ 19,258
                 2003                                1,610
                                                  --------
                                                  $ 20,868
                                                  ========

          Rent expense for the operating lease totaled $18,514 (unaudited), $16,346 (audited) and $12,941 (unaudited) for the years ended December 31, 2000 and 1999, respectively.

NOTE 7 -  INCOME TAXES

          The provision for income taxes consists of the following for the years ended December 31, 2000 (audited) and 1999 (unaudited):

                                                    2001           2000           1999
                                                  --------       --------       --------

               Current
                 Federal                          $ 71,000       $ 44,000       $ 27,000
                 State                              16,000         10,000          5,000
               Deferred                                  -              -              -
                                                  --------       --------       --------
                                                  $ 87,000       $ 54,000       $ 32,000
                                                  ========       ========       ========

          The components of the net deferred tax accounts as of December 31, 2000 (audited) and 1999 (unaudited) are as follows:

                                                    2001           2000           1999
                                                  --------       --------       --------

               Deferred tax asset:
                 Restricted stock issued to
                  employees                       $ 54,000       $ 54,000       $      -
                 Allowance for doubtful accounts     2,400          2,400          2,400
                 Valuation allowance               (56,400)       (56,400)        (2,400)
                                                  --------       --------       --------
                                                  $      -       $      -       $      -
                                                  ========       ========       ========

                           SELECTFORCE, INC.
                NOTES TO FINANCIAL STATEMENTS (Continued)
    DECEMBER 31, 2001 (UNAUDITED), 2000 (AUDITED) AND 1999 (UNAUDITED)


NOTE 8 -  RETIREMENT PLAN

          The Company maintains a SIMPLE IRA plan (the "Plan") covering substantially all of its employees. The Company contributes 3% of each participating employees gross wages into the Plan. For the years ended December 31, 2001, 2000 and 1999, the Company contributed $5,993 (unaudited), $1,269 (audited) and $1,698 (unaudited), respectively.

NOTE 9 -  STOCK BASED COMPENSATION

          In connection with the incorporation of Selectforce, 101,200 shares of common stock were issued to employees (31,200 shares) of DIS and beneficially to an officer/major shareholder (70,000 shares) of Eureka. These shares were valued at their estimated fair value including a discount from the Host letter of intent offer price dated March 2001, reflecting present value and restrictions regarding lack of marketability considerations.

NOTE 10-  LETTER OF INTENT

          On March 16, 2001, the Company entered into a Letter of Intent ("LOI") with Host America Corporation ("Host"). The LOI provides for the acquisition of all of the outstanding shares of the Company in exchange for 700,000 shares of Host's restricted Common Stock. Host is a contract food management organization, which specializes in providing full service restaurant and employee dining, special event catering, vending and office coffee service to business and industry accounts located in the Northeast United States.

                               APPENDIX A


                        ARTICLES OF INCORPORATION

                        ARTICLES OF INCORPORATION
                                   OF
                        HOST AMERICA CORPORATION

                                ARTICLE I

     The name of the Corporation is Host America Corporation.

                               ARTICLE II

     The address of the Corporation's registered office in the state of Colorado is 1675 Broadway, Denver, Colorado 80202. The name of its registered agent at such address is The Corporation Company. The principal place of business is 410 17th Street, Suite 1940, Denver, Colorado 80202.

                               ARTICLE III

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the Colorado Business Corporation Act.

                               ARTICLE IV

     The total number of shares of stock which the Corporation shall have authority to issue is eighty million (80,000,000) shares, of which two million (2,000,000) shares are to be preferred stock, par value $.001 per share ("Preferred Stock"), and eighty million (80,000,000) shares are to be common stock, par value $.001 per share ("Common Stock").

     (a) Subject to the rights of the holders of any series of Preferred Stock as set forth in any resolution adopted by the Board of Directors pursuant to Section (b) of this Article IV, the holders of the Common Stock shall exclusively hold all of the voting rights in the Corporation, with each holder entitled to one vote on all matters to be voted on by the shareholders for each share of Common Stock held, and the holders of the Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution.

     (b) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be given a distinguishing designation. The Board of Directors may determine, in whole or in part, the preferences, limitations and relative rights, within the limits set forth in Section 7-106-101 of the Colorado Business Corporation Act, of any series of Preferred Stock before the issuance of any shares of that series, including:

          (1) The distinguishing designation of, and the number of shares of Preferred Stock that shall constitute, such series;

          (2) The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation and whether such dividends shall be cumulative or noncumulative;

          (3) The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation, and this terms and conditions of such conversion or exchange;

          (4) Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed;

          (5) The rights, if any, of the holders of such series of preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

          (6) The terms of any sinking fund or redemption or repurchase or purchase account, if any, to be provided for shares of such series of Preferred Stock;

          (7) The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock; and

          (8) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

     All shares of a series shall have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those of other series of the same class. Before issuing any shares of a class or series, the preferences, limitations and relative rights of which are determined by the Board of Directors under this section, the Corporation shall deliver to the secretary of state for filing articles of amendment to the Corporation's articles of incorporation (meeting the requirements of Section 7-106-102 of the Colorado Business Corporation Act), which articles shall be effective without shareholder action.

                                ARTICLE V

     The affirmative vote of the holders of not less than 1/3 of the outstanding common stock of the corporation entitled to vote for approval shall be required if (a) this corporation merges or consolidates with any other corporation, or if (b) this corporation sells or exchanges all or a substantial part of its assets to or with any other corporation, or if (c) this corporation issues or delivers any stock or other securities of its issue in exchange or payment for any properties or assets of any other corporation, or securities issued by any other corporation, or in a merger of any subsidiary of this corporation (80% or more of the common stock of which is held by this corporation) with or into any other corporation; provided, however, that the foregoing shall not apply to any plan of merger or consolidation, or sale or exchange of assets, or issuance or delivery of stock or other securities which was approved (or adopted) and recommended without condition by the affirmative vote of not less than two-thirds of the directors, nor shall it apply to any such transaction solely between this corporation and another corporation 50% or more of the voting stock of which is owned by this corporation. The Board of Directors shall be permitted to condition its approval (or adoption) of any plan of merger or exchange of assets, or issuance or delivery of stock or securities upon the approval of holders of 2/3 of the outstanding stock of this corporation entitled to vote on such plan of merger or consolidation, or sale or exchange of assets, or issuance or deliver of stock or securities.

                               ARTICLE VI

     The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys' fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign Corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

                               ARTICLE VII

     There shall be no personal liability of a director to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director, except that said personal liability shall not be eliminated to the Corporation or to the shareholders for monetary damages arising due to any breach of the director's duty of loyalty to the Corporation or to the shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts specified in section 7-108-403, C.R.S., or any transaction from which a director derived an improper personal benefit. Notwithstanding any other provisions herein, personal liability of a director shall be eliminated to the greatest extent possible as is now, or in the future, provided for by law. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                              ARTICLE VIII

     The number of directors which shall constitute the whole board of directors shall be fixed from time to time by the bylaws of the Corporation.

                               ARTICLE IX

     The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of shareholders of the Corporation, or until his successors are elected and qualified, are set forth below:

          Name                     Address
          ----                     -------
          John B. Wills            410 17th Street, Suite 1940
                                   Denver, Colorado 80202

                                ARTICLE X

     The name and mailing address of the incorporator are as follows:

          Name                     Address
          ----                     -------
          John B. Wills            410 17th Street, Suite 1940
                                   Denver, Colorado 80202

                               ARTICLE XI

     In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, alter or repeal the bylaws of the Corporation.

                               ARTICLE XII

     Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

     There shall be no cumulative voting by shareholders of any class or series in the election of directors of the Corporation.

     Meetings of shareholders may be held at such place, either within or without the State of Colorado, as may be designated by or in the manner provided by the bylaws. The books of the Corporation may be kept (subject to any provision contained in the statutes of the State of (Colorado) outside the State of Colorado as such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation.

                              ARTICLE XIII

     (a)  As used in this Article, the term:

          (1) "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

          (2) "Associate," when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

          (3)  "Business Combination," means:

               (i) any merger, consolidation or plan of share exchange involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with (A) an Interested Shareholder (as hereinafter defined); or (B) with any other corporation, partnership, unincorporated association or other entity if the merger, consolidation or plan of share exchange is caused by the Interested Shareholder and as a result of such merger, consolidation or plan of share exchange subsection (b) of this Article is not applicable to the surviving entity;

               (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately with all other shareholders of the Corporation, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

               (iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to an Interested Shareholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Shareholder became such; (B) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the Interested Shareholder became such; (C) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (D) any issuance or transfer of stock by the Corporation; provided however, that in no case under items (B)-(D) of this subparagraph shall there be an increase in the Interested Shareholder's proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation.

               (iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Shareholder; or

               (v) any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) of this paragraph) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

          (4) "control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

          (5) "Interested Shareholder" means any person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or Associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder, and the Affiliates and Associates of such person; provided, however, that the term "Interested Shareholder" shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Corporation; provided that such person shall be an Interested Shareholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Shareholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph (8) of this subsection but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (6) "person" means any individual, corporation, partnership, unincorporated association or other entity.

          (7) "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, an equity interest.

          (8) "voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

          (9) "owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its Affiliates or Associates:

               (i)  beneficially owns such stock, directly or indirectly;
     or

               (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's Affiliates or Associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

               (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such stock.

     (b) Notwithstanding any other provisions contained in these Articles, the Corporation shall not engage in any Business Combination with any Interested Shareholder for a period of three (3) years following the time that such shareholder became an Interested Shareholder, unless:

          (1) Prior to such time the Board of Directors of the Corporation approved either the Business Combination or the transaction which resulted in the shareholder becoming an Interested Shareholder;

          (2) Upon consummation of the transaction which resulted in the shareholder becoming an Interested Shareholder, the Interested Shareholder owned at least 85% of the voting stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

          (3) At or subsequent to such time the Business Combination is approved by the board of directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the Interested Shareholder.

     (c)  restrictions contained in this Article shall not apply if:

          (1) The Corporation, by action of the shareholders, adopts an amendment to these Articles of Incorporation expressly repealing this Article, provided that, in addition to any other vote required by law, such amendment to the Articles of Incorporation or bylaws must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this paragraph shall not be effective until 12 moths after the adoption of such amendment and shall not apply to any Business Combination between the Corporation and any person who became an Interested Shareholder of the Corporation on or prior to the date of such adoption;

          (2) A shareholder becomes an Interested Shareholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the shareholder ceases to be an Interested Shareholder; and (ii) would not, at any time within the 3-year period immediately prior to a Business Combination between the Corporation and such shareholder, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or

          (3) The Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under the Colorado Business Corporation Act of a proposed transaction which (i) constitutes one of the transactions described in the 2nd sentence of this paragraph; (ii) is with or by a person who either was not an Interested Shareholder during the previous 3 years or who became an Interested Shareholder with the approval of the Corporation's Board of Directors; and (iii) is approved or not opposed by a majority of the members of the Board of Directors then in office (but not less than 1) who were directors prior to any person becoming an Interested Shareholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to
(x) a merger, consolidation or plan of share exchange involving the Corporation (except for a merger in respect of which, pursuant to Section 7-111-104 of the Colorado Business Corporation Act or any successor provision thereto, no vote of the shareholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the Corporation. The Corporation shall give not less than 20 days' notice to all Interested Shareholders prior to the consummation of any of the transactions described in clause (x) or (y) of the 2nd sentence of this paragraph.

     (d) No provision of the Articles of Incorporation or bylaw shall require, for any vote of shareholders required by this section, a greater vote of shareholders than that specified in this section.

                               ARTICLE XIV

     Except as specifically provided otherwise herein, the Corporation may amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Colorado and may add additional provisions authorized by such laws as are then in force. All rights conferred upon the directors or shareholders of the Corporation herein or in any amendment hereof are granted subject to this reservation.

     IN WITNESS WHEREOF, I, the undersigned (who, if a natural person is over the age of 18 years), being the incorporator designated in Article IX of the foregoing Articles of Incorporation, have executed said Articles of Incorporation as of the 14th day of April, 1999,



                                        /s/ John B. Wills
                                        --------------------------------
                                        John B. Wills, Incorporator

     The undersigned consents to the appointment as the initial registered agent of Host America Corporation.


                                        THE CORPORATION COMPANY

                                        BY:  /s/
                                        --------------------------------

                         STATEMENT OF CORRECTION
                         -----------------------

                                   FOR
                                   ---

HOST AMERICA CORPORATION
A Colorado Corporation

     The undersigned President of HOST AMERICA CORPORATION, a Colorado corporation (the "Corporation") hereby certifies:

     This Statement of Correction is filed pursuant to C.R.S.
Section 7-90-305 to correct errors in the Corporation's Articles of Incorporation (the "Articles of Incorporation").

1. The Corporation is the "Surviving Corporation" in the merger of Host America Corporation, a Delaware corporation and the Corporation, dated April 30, 1999. The Articles of Incorporation were filed on April 15, 1999. The first paragraph of Article IV of the Articles of Incorporation incorrectly states that the total number of shares of stock which the Corporation shall have authority to issue is eighty million (80,000,000) shares. This statement is incorrect in that the Agreement and Plan of Merger of the two corporations reflects that the Corporation was to have authority to issue a total of eighty-two million (82,000,000) shares of stock, of which two million (2,000,000) are Preferred Stock and eighty million (80,000,000) are Common Stock. The total number of shares of Common Stock and the total number of shares of Preferred Stock, respectively, which the Corporation has authority to issue are correctly stated, however, the total aggregate number of shares authorized is incorrect.

     a. The incorrect statement in the Articles of Incorporation is hereby corrected by changing the total number of shares which the Corporation shall have authority to issue from eighty million (80,000,000) shares to eighty-two million (82,000,000) shares.

2. Further, Article IV of the Articles of Incorporation inadvertently omitted the determination of the preferences, limitations and relative rights of the Series A Preferred Stock as contemplated by the Agreement and Plan of Merger and which Host America Corporation (Delaware) had issued prior to the merger. The Board of Directors and Officers of the Corporation have conducted the business of the Corporation upon the belief that the Articles of Incorporation included such determination of the preferences, limitations and relative rights of the Series A Preferred Stock. This inadvertent omission has been discovered upon review of the Articles of Incorporation in anticipation of the closing of a business transaction.

     a. This inadvertent omission is hereby corrected by inserting a paragraph (c) into Article IV of the Articles of Incorporation which shall be as follows:

     "(c) The first series of Preferred Stock will be comprised of 700,000 shares designated as "Series A Preferred Stock." The relative rights, preferences, privileges, limitations and qualifications granted to and imposed upon the Series A Preferred Stock are as follows:

          (1) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock shall be convertible into one (1) share of the Corporation's Common Stock at a conversion value of $5.00 per share, provided, however, that in the event the Corporation attains the following revenues and pre-tax earning during the following time period or fiscal year ("Incentive Period") after the completion of the public offering, each share of Series A Preferred Stock shall be convertible, at no cost to the holder, into the following number shares of Common Stock at the following conversion value per share:

                                                                         Number
                                                                         of
                                                  Pre-Tax     Conversion Common
Incentive Period                    Revenues      Earnings    Value      Shares
-------------------------           --------      --------    -----      ------
15 Months After Public Offering     $20,000,000   $1,000,000  $2.50      2.0 shares
Two Years After Public Offering     $40,000,000   $2,000,000  $2.00      2.5 shares
Three Years After Public Offering   $75,000,000   $3,750,000  $1.50      3.3 shares

     Of the Series A Preferred Stock a maximum of 233,333 of such shares shall be convertible upon the Corporation achieving the performance goals in accordance with the aforesaid formula at the end of each Incentive Period. In the event the Corporation does not attain any of the above-specified goals, each share of Series A Preferred Stock outstanding shall automatically convert, at no cost to the holder, into one (1) share of Common Stock five years from the effective date of the registration statement relative to the proposed public offering.

          (2) VOTING RIGHTS. Each share of the Series A Preferred Stock shall be entitled to vote on all matters that the Common Stock is entitled to vote on the basis of one share, one vote.

          (3) DIVIDEND AND DISTRIBUTION RIGHTS. The Series A Preferred Stock shall have no right to participate in any dividends that may be declared with respect to any other stock of the Corporation. No distribution shall be made in respect of the Series A Preferred Stock in connection with any partial or total liquidation of the Corporation.

          (4) STATUS OF PREFERRED SHARES. Shares of the Series A Preferred Stock which have been converted to Common Stock by the holders shall not be cancelled but shall revert to the status of authorized but unissued shares.

          (5) ADJUSTMENTS TO SERIES A PREFERRED STOCK. The conversion ratio and similar terms governing the shares of Series A Preferred Stock (the "Designated Terms") shall be subject to adjustment as set forth below:

               A. In case the Corporation shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into smaller number or shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the Designated Terms in effect immediately prior to such action shall be adjusted so that the Registered Holder of any shares of Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of capital stock of the Corporation which he or she would have owned immediately following such action had such Preferred Shares been converted immediately prior thereto.

               B. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification or issue. If, as a result of an adjustment made pursuant to this subsection, the Registered Holder of any shares of Series A Preferred Stock thereafter converted shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the transfer agent of the Corporation) shall determine the allocation of the adjusted Designated Terms between or among shares of such classes of capital stock.

               C. No adjustment in the Designated Terms shall be required to be made unless such adjustment would require an increase or decrease of at least one one-hundredth of a share; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (5) shall be made to the nearest one-hundredth of a share, as the case maybe, but in no event shall the Corporation be obligated to issue fractional shares upon the conversion of any share of Series A Preferred Stock.

               D. In the event that at any time as a result of an adjustment made pursuant to subsection A. of this subsection (5) the Registered Holder of any share of Series A Preferred Stock thereafter converted shall become entitled to receive any shares of the Corporation other than shares of its Common Stock, thereafter the Designated Terms of such other shares so receivable upon conversion of any share of Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subsections
          A. through C. of this subsection (5)."

3. As specified in C.R.S. Section 7-90-305(4), this Statement of Correction is effective as of April 15, 1999, which is the effective date of the Articles of Incorporation.

Dated this     29TH   day of June, 2000.
          ------------


                              HOST AMERICA CORPORATION, a Colorado
                              corporation



                              By:  /s/ John B. Wills
                                 ----------------------------------
                                   John B. Wills, Incorporator

          Mail to:  Secretary of State

                          Corporations Section

                        1560 Broadway, Suite 200

                            Denver, CO  80202

                             (303) 894-2251

                            Fax (303)894-2242
MUST BE TYPED

FILING FEE: $25.00

MUST SUBMIT TWO COPIES

                          ARTICLES OF AMENDMENT

                                 TO THE

                        ARTICLES OF INCORPORATION
Please include a typed

Self-addressed envelope



Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:


FIRST: The name of the corporation is Host America Corporation

SECOND: The following amendment to the Articles of Incorporation was adopted on November 21, 2000, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:


______ No shares have been issued or Directors Elected - Action by Incorporators

______ No shares have been issued by Directors Elected - Action by Directors

______ Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required

  X       Such amendment was adopted by a vote of the shareholders.  The
----- number of shares voted for the amendment was sufficient for approval



THIRD:  If changing corporate name, the new name of the corporation is

---------------------------------------------------------------------------



FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:





If these amendments are to have a delayed effective date, please list that date:_____________________________

        (Not to exceed ninety (90) days from the date of filing)



                              Host America Corporation
                              --------------------------------------------



                              Signature /s/ Geoffrey W. Ramsey
                                       ----------------------------------

                                   Title  President
                                        ---------------------------------

                                AMENDMENT

                                 TO THE

                        ARTICLES OF INCORPORATION

                                   OF

                        HOST AMERICA CORPORATION

                           AS APPROVED AT THE

                            NOVEMBER 21, 2000

                       ANNUAL SHAREHOLDER MEETING



     Article VIII of the Articles of Incorporation will be amended to add following paragraph:


     Classification of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting of Shareholders; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting of Shareholders; and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting of Shareholders. At each meeting of Shareholders beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease in directorships shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office until the next election of directors of such class by the Shareholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors shall hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy shall hold office until the next election of directors of such class by the Shareholders.

                               APPENDIX B


                                 BYLAWS

                                 AMENDED
                                BYLAWS OF

                        HOST AMERICA CORPORATION


                                ARTICLE I

                                 OFFICES
                                 -------

     SECTION 1. PRINCIPAL OFFICE. The principal place of business of Host America Corporation, a Colorado corporation (the "Corporation"), shall be Two Broadway, Hamden, Connecticut 06518.

     SECTION 2. OTHER OFFICES. Other offices may be established from time to time by the Board of Directors at such place or places where the Corporation is qualified to do business.


                               ARTICLE II

                              CAPITAL STOCK
                              -------------

     SECTION 1. STOCK CERTIFICATES. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with the Articles of Incorporation of the Corporation (the "Articles of Incorporation") or Colorado law, as shall be approved by the Board of Directors. Each certificate shall be signed by the Chairman or Vice Chairman of the Board of Directors or by the President or a Vice President and also by a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary and may (but need not) be sealed with the corporate seal of the Corporation. Any or all of the signatures upon a certificate may be manual or facsimiles. The certificate may be countersigned by a transfer agent or registered by a registrar, both of which may be the Corporation itself or an employee of the Corporation. If any officer who has signed or whose facsimile signature has been placed upon such certificate has ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such an officer at the date of its issue. All certificates shall be consecutively numbered and the names and address of the persons owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Corporation's books. If the Corporation is authorized to issue different classes of shares or different series within a class, the certificate shall contain a summary of the designations, preferences, limitations and relative rights applicable to each class, the variations in preferences, limitations and rights determined for each series, and the authority (if any) of the Board of Directors to determine variations for future classes or series. Alternatively, each certificate may conspicuously state on its front or back that the Corporation will furnish to the shareholder the foregoing information on request in writing and without charge.

     SECTION 2. SHARES WITHOUT CERTIFICATES. The Board of Directors may by resolution authorize the issuance of any class or series of shares without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation. Within a reasonable time following the issue or transfer of shares without certificates, the Corporation shall send the shareholder a written statement of the information required on stock certificates by the laws of the State of Colorado. Unless and until the Board of Directors authorizes otherwise by resolution, all shares of capital stock of the Corporation shall be represented by certificates.

     SECTION 3. TRANSFERS OF SHARES. Except as otherwise provided by law, shares of the Corporation shall be transferable or assignable on the books of the Corporation only by the holder thereof, in person or by duly authorized attorney, upon surrender of the certificate or certificates for such shares duly endorsed for such transfer (unless the shares were issued without certificates) or upon compliance with Section 4 of this Article.

     SECTION 4. LOST CERTIFICATES. The Corporation shall issue a new certificate or certificates in place of any outstanding certificate or certificates alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of shares to be lost, stolen or destroyed; and the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representatives, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity or otherwise agree to indemnify, hold harmless and defend the Corporation against any claim that may be made against the Corporation, provided that the Corporation shall not be required to issue a new certificate or certificates if:

          (a) The owner fails to notify the Corporation that the old certificate or certificates have been lost, stolen or destroyed within a reasonable time after he has notice of it and the Corporation registers a transfer of such old certificate(s) before receiving such notification, or

          (b) The owner does not request a new certificate(s) before the Corporation has notice that the old certificate(s) has been acquired by a bona fide purchaser as such term is defined in the Colorado Uniform Commercial Code - Investment Securities.

     Except as provided above in this section or as otherwise required by Colorado law, no new certificate evidencing shares of stock shall be issued unless and until the old certificate or certificates in lieu of which the new certificate is issued has been surrendered for cancellation.

     SECTION 5. DIVIDENDS. The Board of Directors may, from time to time, declare and the Corporation may pay dividends or other distributions on its shares in cash, property or its own shares; provided that no such dividend or distribution will be made if (a) after such dividend or distribution the Corporation will not be able to pay its debts as they become due in the usual course of business, (b) after such dividend or distribution, the Corporation's total assets would be less than the sum of its total liabilities, plus (unless the Articles of

Incorporation permit otherwise) the amount that would be necessary, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution, or
(c) the dividend or distribution would otherwise violate Colorado law.


                               ARTICLE III

                        SHAREHOLDERS AND MEETINGS
                        -------------------------

     SECTION 1. ANNUAL MEETING. The annual meeting of the shareholders of the Corporation for the election of Directors and for the transaction of such other business which may properly come before the meeting shall be held at such time as may be determined by the Board of Directors by resolution in conformance with the Colorado Business Corporation Act. If the election of Directors shall not be held on the day so designated for any annual meeting of the shareholders, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

     SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders may be called by (a) the President, or (b) resolution of the Board of Directors, or (c) upon the Corporation's receipt of one or more written demands stating the purpose(s) for which the meeting is to be held, signed and dated by the holders of not less than one-tenth of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Such meetings will be held at the principal office of the Corporation, or if called by resolution of the Board of Directors, at such other place within or without the State of Colorado as is stated in the notice thereof. Said notice shall further specify the purpose for which the meeting is called.

     SECTION 3. SHAREHOLDERS ENTITLED TO VOTE. Registered shareholders only shall be entitled to be treated by the Corporation as holders in fact of the shares standing in their respective names; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, firm, or Corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Colorado.

     SECTION 4. RECORD DATE. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of, and to vote at, any meeting of shareholders (or any adjournment thereof) or entitled to receive any dividend or distribution, or any change, conversion or exchange of shares. The record date so fixed shall be not more than 70 days prior to the date of the meeting or event for the purposes of which it is fixed. When a record date is so fixed, only shareholders who are of record on that date are entitled to notice of, and to vote at, the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any share on the books of the Corporation after the record date. If no record date is set, the determination of shareholders shall be made on the first date that a notice for a shareholders' meeting is given to a shareholder, the date that the first written consent of shareholders is received by the Corporation, in the case of shareholder action by unanimous written consent, or on the date that the Board of Directors passes a resolution entitling shareholders to receive any dividend, distribution or allotment of rights. Unless otherwise specified when a record date is fixed, the determination of shareholders shall be as of the Corporation's close of business on the record date.

     SECTION 5. LIST OF SHAREHOLDERS. After fixing a record date for a shareholder's meeting, the Secretary or Assistant Secretary will cause to be prepared a list of the names of all of the Corporation's shareholders who are entitled to be given notice of the meeting. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each such class and series that are held by, each shareholder. The shareholders' list shall be available for inspection by any shareholder, beginning the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any adjournment thereof, at the Corporation's principal office or at a place identified in the notice of meeting in the city where the meeting will be held. A shareholder or his agent or attorney is entitled on written notice to inspect and, subject to the requirements set forth below, to copy the list during regular business hours and during the period it is available for inspection. In order to copy the list, a shareholder must satisfy the following requirements: (a) the shareholder has been a shareholder for at least three months immediately preceding the demand or is a shareholder of at least five percent (5%) of all the outstanding shares of any class of the Corporation as of the date the demand is made,
(b) the demand is made in good faith and for a proper purpose, (c) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect, (d) the records are directly connected with the described purpose, and (e) the shareholder pays a reasonable charge imposed by the Corporation for copying.

     SECTION 6. NOTICE. Written notice of every annual and special meeting of shareholders stating the date, time and place thereof, shall be given not less than ten nor more than 60 days prior thereto (except, at least 30 days' notice shall be given for a meeting called for the purpose of increasing the authorized capital stock of the Corporation) to each shareholder of record who is entitled to vote at the meeting (and those shareholders who are not entitled to vote if required by the Colorado Business Corporation Act) at his last known address, as the same appears on the books of the Corporation. The notice of a special meeting shall include a description of the purpose or purposes for which the meeting is called, but the notice of an annual shareholders' meeting need not include a description of the purpose or purposes for which the meeting is called unless a purpose of the meeting is to consider an amendment to the Articles of Incorporation, a restatement of the Articles of Incorporation, a plan of merger or exchange, a disposition of substantially all of the property of the Corporation, a consent by the Corporation to the disposition of property by another entity, or a dissolution of the Corporation. If a shareholder shall have furnished a written address to the Secretary of the Corporation different from that appearing on the books of the Corporation, then any such notice that is mailed shall be mailed to the shareholder at such later address. The Secretary or Assistant Secretary shall give or cause notice to be given by mail, telegraph, telecopy, facsimile, teletype, electronic mail, private carrier or personal delivery. If a notice is mailed first class (including registered or certified mail), postage prepaid, it shall be deemed effective as to any shareholder when deposited in the United States Mail, addressed to the shareholder at his address at it appears in the Corporation's current record of shareholders, but if three successive notices mailed to the address of any shareholder as shown on the Corporation's current record of shareholders are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to the Corporation. If a notice is given in any other manner, it shall be effective on the earliest of: (a) the date received; (b) five days after mailing; or (c) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

     SECTION 7. VOTING AND QUORUM. Except as may be provided otherwise in the Articles of Incorporation, (a) every shareholder entitled to vote on a matter submitted to a vote of the shareholders shall have one vote for each share of stock (and a corresponding fractional vote for each fractional share of stock) registered in its name on the record date, (b) a quorum shall consist of a majority of the votes entitled to be cast at the meeting, or if any matter to be presented at the meeting is to be voted on by a separate voting group, a quorum for that matter will consist of a majority of the votes of the voting group entitled to vote on the matter,
(c) if a quorum exists, action on a matter, other than the election of Directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action, except where a greater number of affirmative votes is required by the Articles of Incorporation or the Colorado Business Corporation Act or a resolution of the Board of Directors, and (d) unless the Articles of Incorporation provide for cumulative voting in an election of Directors, that number of candidates equaling the number of Directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors, or if Directors are elected by separate voting groups, that number of candidates equaling the number of Directors to be elected by that voting group, having the highest number of votes cast in favor of their election by the voting group, are elected to the Board of Directors by the voting group. An amendment to the Articles of Incorporation shall be required to change any provision of this Section 7, except that the provisions of clauses (b) and (c) may be amended by the shareholders pursuant to Article VI, Section 2 of these Bylaws if the shareholders were given the power to do so under the Articles of Incorporation.

     SECTION 8. PROXIES. Every shareholder entitled to vote or execute written consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Corporation; provided that no such proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it specified therein the length of time for which such proxy is to continue in force.

     SECTION 9. ADJOURNED MEETINGS AND NOTICE THEREOF. Any shareholders' meeting, annual or special, whether or not a quorum is present with respect to any voting group, may be adjourned from time to time by a vote of the shares present if the votes cast in favor of the adjournment exceeds those voted against the adjournment. Except as provided below, notice need not be given of the new date, time or place of the adjourned meeting if the new date, time and place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed (a new record date must be fixed if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting), notice of the adjourned meeting shall be given to those shareholders entitled to notice as of the new record date. At any adjourned meeting at which a quorum exists, any matter may be acted upon that could have been acted upon at the meeting as originally called; provided, however, that if new notice is given of the adjourned meeting, then such notice shall state the purpose or purposes of the adjourned meeting sufficiently to permit action on such matters. Once a share is represented for any purpose at a meeting, including the purpose of determining whether or not a quorum exists, it shall be deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is set for the adjourned meeting.

     SECTION 10. ACTION WITHOUT MEETING. Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each shareholder entitled to vote thereon and delivered to the Secretary of the Corporation for inclusion in the minutes or for filing with the corporate records. Action taken by consent is effective as of the date the last written consent necessary to effect the action is received by the Corporation, unless all the written consents specify a different effective date which may be before or after the date the written consents are received by the Corporation. Any action taken by written consent shall have the same effect as action taken at a meeting of shareholders and may be described as such in any document. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed and dated by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action.

     SECTION 11. TELEPHONE MEETINGS. Any one or more shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed present in person at the meeting. If notice of the meeting is given, such notice need not specify that one or more shareholders may participate in the meeting by means of such communication.

     SECTION 12. CHAIRMAN OF MEETING. The President of the Corporation or such person as is designated by him shall preside at all meetings of shareholders.

     SECTION 13. WAIVER OF NOTICE. A shareholder may waive any notice required by the Colorado Business Corporation Act, the Articles of Incorporation or these Bylaws, whether before or after the date or time stated in the notice as the date or time when any action will occur or has occurred. A waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. By attending a meeting, a shareholder waives any objection to lack of notice or defective notice of such meeting unless the shareholder, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting because of lack of notice or defective notice. By attending a meeting, a shareholder also waives any objection to consideration of any particular matter as not being within the purpose of the meeting notice unless the shareholder objects to consideration of the matter at the time it is presented.


                               ARTICLE IV

                                DIRECTORS
                                ---------

     SECTION 1. NUMBER OF DIRECTORS. The Board of Directors of the Corporation shall consist of at least three members but not more than eleven members (the "Directors"). Every Director shall be a natural person at least 18 years old but who need not be either a shareholder or resident of the State of Colorado. A Director, other than the initial Director (as identified in the original Articles of Incorporation) or his immediate successors(s), shall be elected at the annual meeting of shareholders, or any adjournment thereof, and (unless the Articles of Incorporation provide for staggered terms of Directors) shall hold office until the next annual meeting of shareholders and until their successors shall be duly elected and qualified.

     SECTION 2. INCREASE OR DECREASE IN NUMBER OF DIRECTORS. The number of Directors may be increased or decreased from time to time by amendment to the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent Director.

     SECTION 3. VACANCIES. Any vacancy occurring in the Board of Directors (including a vacancy created by an increase in the number of Directors) shall be filled by (a) an action of the Board of Directors at a meeting at which a quorum is present or, if the remaining Directors are less than a quorum, by the affirmative vote of a majority of the Directors then in office (even if less than a quorum), or (b) by an election at an annual meeting, or at a special meeting of the shareholders called for that purpose. A Director chosen to fill a vacancy shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Notwithstanding any other provision of this Section, if a vacancy was held by a Director elected by a voting group of shareholders, then, if one or more of the remaining Directors were elected by the same voting group, only such Directors are entitled to vote to fill the vacancy if it is filled by the Directors, and they may do so by the affirmative vote of the majority of such Directors remaining in office; and only the holders of shares of that voting group are entitled to fill the vacancy if it is filled by the shareholders.

     SECTION 4. REMOVALS. At any meeting of the shareholders called for that purpose, all of the Directors, or any number of Directors, may be removed, with or without cause, by the shareholders if the votes cast in favor of removal exceed the votes cast against removal; provided, however, that if the Articles of Incorporation provide for cumulative voting, if less than all of the Directors are to be removed, no one of the Directors may be removed if the votes of a sufficient number of shares are cast against his removal which, if then cumulatively voted at an election of the entire Board of Directors, or at an election of the class of Directors of which he is a part, would be sufficient to elect him. If a Director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in a vote to remove that Director.

     SECTION 5. RESIGNATION. Any Director may resign at any time by mailing or delivering or by transmitting by telecopy, facsimile, telegraph or cable written notice of his resignation to the President or Secretary of the Corporation. A resignation of a Director is effective when the notice is received by the Corporation, unless the notice specifies a later effective date. Acceptance of the resignation shall not be necessary unless the notice so provides.

     SECTION 6. POWERS. Subject to limitations of the Articles of Incorporation, of the Bylaws, and of the Colorado Business Corporation Act as to action which shall be authorized or approved by the shareholders, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of the Board of Directors. Without prejudice to such general powers, but subject to the same limitation, it is hereby expressly declared that the Board of Directors shall have the following powers, to wit:

          (a) To select and remove all the officers, agents, and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Colorado Business Corporation Act, with the Articles of Incorporation, or the Bylaws, and fix their compensation.

          (b) To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with the law, Colorado Business Corporation Act, or with the Articles of Incorporation, or the Bylaws, as they may deem best.

          (c) To change the principal office of the Corporation for the transaction of the business of the Corporation and to fix and locate, from time to time, one or more subsidiary offices of the Corporation within or without the State of Colorado.

          (d) To adopt, make and use a corporate seal, and to prescribe the form of certificates of shares, and to alter the form of such seal and of such certificates, from time to time, as in their judgment they may deem best, provided such seal and such certificate shall at all times comply with the provisions of the law.

          (e) To authorize the issuance of shares of stock of the Corporation, from time to time, upon such terms and for such consideration as may be lawful.

          (f) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and security therefor.

          (g) To declare dividends pursuant to the provisions of the Colorado Business Corporation Act.

          (h) The greater of a majority of the Board of Directors then in office or the Directors necessary to approve other action by the Board of Directors may, by resolution, designate two or more Directors to constitute an executive committee and one or more other committees each of which to the extent provided in such resolution shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation, except the power to declare dividends or other distributions, to fill vacancies on the Board of Directors or any committee, to amend the Articles of Incorporation, to adopt, amend or repeal the Bylaws, to authorize the issuance or reacquisition of stock (except within limits authorized by the Board of Directors) and those other powers which may not be delegated to such committees under the Colorado Business Corporation Act.

          (i) Anything hereinabove to the contrary notwithstanding, the Board of Directors may, except as may otherwise be required by law, authorize any officer or officers, agent or agents, in the name of and on behalf of the Corporation, to sign checks, drafts, or other orders for the payment of money or notes or other evidences of indebtedness, to endorse for deposit, and/or deposit to the credit of the Corporation at any bank or trust company or banking institution in which the Corporation may maintain an account, cash, checks, notes, drafts, or other bankable securities or instruments, and such authority may be general or confined to specific instances as the Board of Directors may elect.

     SECTION 7. ANNUAL MEETING. A meeting of each newly elected Board of Directors may be held without notice in each year immediately following the annual meeting of shareholders.

     SECTION 8. REGULAR MEETINGS. Regular meetings of the Board of Directors or any committee designated by the Board of Directors may be held without notice at such time and place (in or out of Colorado) as may be determined by the Board of Directors from time to time.

     SECTION 9. SPECIAL MEETINGS. Special meetings of the Board of Directors or any committee designated by the Board of Directors may be called by the President or any two Directors (or any two members of the committee, in the case of a committee meeting) at the principal office of the Corporation (or such other meeting place established by the Board of Directors) unless a different place is agreed to by all Directors. Notice of a special meeting shall be personally delivered, mailed, telegraphed, telecopied or telephoned to each Director or committee member at least two days prior thereto. Neither the business to be transacted at, nor the purpose of such meeting need to be specified in said notice. A waiver of notice of a meeting which is in writing and signed by the Director entitled to such notice, whether before, at or after the meeting, shall be equivalent to the giving of notice. By attending or participating in a meeting, a Director waives any required notice of such meeting unless the Director, at the beginning of such meeting, objects to the holding of such meeting or the transacting of business at the meeting because of lack of notice or defective notice and does not thereafter vote for, or assent to, action taken at the meeting.

     SECTION 10. QUORUM. At all meetings of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed in these Bylaws, and a majority vote of those present shall be necessary and sufficient to constitute the act of the Directors, except as otherwise provided herein, in the Articles of Incorporation or by the Colorado Business Corporation Act . A majority of those Directors present at any Directors' meeting, whether or not a quorum is present, may adjourn the meeting from time to time but, except as set forth in the Articles of Incorporation, elsewhere in these Bylaws, or by the Colorado Business Corporation Act, in the absence of a quorum no other business may be conducted.

     SECTION 11. TELEPHONE MEETINGS. Any Director or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting can hear each other during the meeting. A Director participating in a meeting by this means is deemed present in person at the meeting. If notice of a Board of Directors' meeting or committee meeting is given, such notice need not specify that one or more Directors may participate in the meeting by means of such communication.

     SECTION 12. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee designated by the Board of Directors may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Director or committee member, and delivered to the Secretary for inclusion in the minutes or for filing with the corporate records. Action taken by written consent is effective when the last Director or committee member signs the written consent, unless before such time, any Director or committee member has revoked his or her written consent by a writing signed by the Director or committee member and received by the Secretary or Assistant Secretary of the Corporation. Notwithstanding the foregoing, Directors can establish a different effective date by so stating in the consent. Action taken pursuant to this Section has the same effect as action taken at a meeting of Directors and may be described as such in any document.

     SECTION 13. PRESUMPTION OF ASSENT. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to any action taken at the meeting, (b) the Director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (c) the Director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the Corporation promptly after adjournment of the meeting. Such right to dissent to specific action shall not apply to a Director who voted in favor of such action.

     SECTION 14. FEES AND COMPENSATION. Directors shall not receive any stated salary for their services as Directors, but, by resolution of the Board of Directors, a fixed fee, with or without expenses of attendance, may be paid to one or more of the Directors for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

     SECTION 15. CHAIRMAN OF THE BOARD. A Director may be elected by the Board of Directors to fill the office of the Chairman of the Board of Directors and another Director may be so elected to fill the office of Vice-Chairman of the Board of Directors. In the event the President of the Corporation is also a Director and no Chairman of the Board of Directors is elected, the President will act as EX OFFICIO Chairman of the Board of Directors. The Chairman of the Board of Directors and in his absence the Vice-Chairman, if such officer or officers shall be chosen by the Board of Directors, shall, if present, preside at all meetings of the Board of Directors. The Chairman shall, subject to the direction of the Board of Directors, have general oversight over the affairs of the Corporation and shall, from time to time, consult and advise with the President in the direction and management of the Corporation's business and affairs. He shall also do and perform such other duties as may, from time to time, be assigned to him by the Board of Directors.


                                ARTICLE V

                                OFFICERS
                                --------

     SECTION 1. OFFICERS. The officers of the Corporation shall include a President, Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers, and such other officers and/or agents as may be appointed and as the business of the Corporation may require and the Board of Directors may deem proper. The officers must be natural persons at least 18 years old but need not be Directors or shareholders. Any two or more offices may be held by the same person.

     SECTION 2. APPOINTMENT. The Board of Directors, at its first meeting after each annual meeting of shareholders, shall appoint the officers, and may, not inconsistent with the Bylaws, fix the powers and duties of any officer. Notwithstanding the foregoing, the Board of Directors may by resolution authorize any officer to appoint and/or remove one or more other officers or assistant officers, provided that unless expressly provided by the Board of Directors, no Vice President or assistant officer may exercise a power to appoint or remove the President or any senior officer to whom they are an assistant. Each officer so chosen shall hold office from the time of appointment until the first to occur of (a) the expiration of the term of his appointment (if a term is set by the Board of Directors) and the appointment of his successor, (b) his removal or resignation, or (c) his death.

     SECTION 3. REMOVALS, RESIGNATIONS, AND VACANCIES. Any officers or agents may be removed, with or without cause, at any time by the Board of Directors, or by any officer that the Board of Directors has authorized to remove the officer or agent being removed.

     Any officer may resign at any time by giving written notice to any Director, to the President, or to the Secretary of the Corporation; provided the notice is given to someone other than the resigning officer. A resignation is effective when notice is received by a Director, the President, or the Secretary of the Corporation, unless the notice specifies a later effective date. Acceptance of the resignation shall not be necessary unless the notice so provides.

     A vacancy in any office because of death, resignation or removal shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

     SECTION 4. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board of Directors, if there be such an officer, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. He shall have the general powers and duties of management usually vested in the office of a President of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     SECTION 5. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors (or if not ranked, the Vice President designated by the Board of Directors), shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as, from time to time, may be prescribed for them respectively by the Board of Directors or these Bylaws.

     SECTION 6. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all votes. The Secretary shall be responsible for the preparation and maintenance of minutes of the meetings of the Board of Directors and the shareholders and any other records and information required to be kept under Section 7-116-101 of the Colorado Business Corporation Act and for authenticating records of the Corporation. He shall keep, or cause to be kept, a stock register showing the names of the shareholders, number and date of certificates issued, and the number and date of cancellation of every certificate surrendered for cancellation. He shall give, or cause to be given, notice of all meetings of the shareholders and meetings of the Board of Directors as required. He shall perform such other duties as may be prescribed by the Board of Directors. He shall keep in safe custody the seal of the Corporation, and when authorized by the Board of Directors, shall affix the same to any instrument requiring it; and when so affixed the seal shall be attested by his signature or by the signature of the Assistant Secretary, the Treasurer or a Vice President.

     SECTION 7. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounting records affecting the Corporation. The books of account shall at all reasonable times be open to inspection by any Director.

     The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation. He shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

     If required by the Board of Directors, the Treasurer shall obtain a bond at the Corporation's expense in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatsoever kind in his possession or under his control belonging to the Corporation.

     SECTION 8. ASSISTANTS. The assistant officers (if any) shall, in the order of their seniority (unless otherwise designated by the Board of Directors), and in the absence or disability of the officer to whom they are an assistant, perform the duties of such officer; and when so acting they shall have all the powers of, and be subject to all the restrictions upon, such officer. They shall have such other powers and perform such other duties as, from time to time, may be prescribed for them respectively by the Board of Directors, the officers of the Corporation, or these Bylaws.


                               ARTICLE VI

                              MISCELLANEOUS
                              -------------

     SECTION 1. FISCAL YEAR. The fiscal year of the Corporation shall be the year adopted by resolution of the Board of Directors.

     SECTION 2.     AMENDMENTS.    These Bylaws may be altered, amended or
repealed and new Bylaws may be adopted by a majority of the Directors present at any meeting of the Board of Directors of the corporation at which a quorum is present.

                               CERTIFICATE
                               -----------

     I hereby certify that the foregoing Bylaws, consisting of 14 pages, including this page, constitute the Bylaws of HOST AMERICA CORPORATION adopted by the Board of Directors of the corporation as of the 16TH day of April, 1999.



                                   ------------------------------------
                                   Anne L. Ramsey,
                                   Secretary of Host America Corporation

                               APPENDIX C


                            MERGER AGREEMENT

                            MERGER AGREEMENT


     THIS AGREEMENT (the "Agreement") is dated for reference purposes October 26, 2001, among Host America Corporation, a Colorado corporation ("Host"), Host Merger Corporation, a Colorado corporation ("HMC") and Select Force, Incorporated, an Oklahoma corporation ("Select Force").

                                RECITALS

     A. Host is desirous of entering into a merger transaction with Select Force, as a result of which the shareholders of Select Force (the "Select Force Shareholders") will own 700,000 shares of Host restricted common stock or approximately 32.3 % percent of the Host Common Stock outstanding; the current shareholders of Host (the "Host Shareholders") will retain an ownership of approximately 1,470,147 (67.7%) in Host common stock outstanding. The transactions to be undertaken by Host and Select Force to accomplish this result are herein collectively referred to as the "Merger".

     B. In order to accomplish the Merger, Host has created HMC as a wholly-owned subsidiary of Host.

     D. It is intended that the Merger will qualify as reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     C. In order to accomplish the Merger, Select Force will merge into HMC, and HMC shall be the surviving entity. Pursuant to this Agreement, the Select Force shareholders shall receive common stock in Host in exchange for the cancellation of their Select Force common stock.

     D. The respective boards of directors of Host, HMC and Select Force deem it advisable and in the best interest of each corporation and their respective shareholders that the foregoing transaction to be accomplished in accordance with the terms of this agreement, and such boards of directors have authorized and approved the execution and delivery of this agreement on behalf of such respective corporations.

                         STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the respective covenants and provisions herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.   THE MERGER AND RELATED TRANSACTIONS.

     1.1 THE SELECT FORCE/HMC MERGER. Upon the terms and subject to the conditions set forth in this Agreement, Select Force shall be merged with and into HMC. Following the Merger, the separate corporate existence of Select Force shall cease and HMC shall continue as the surviving party in the Merger (HMC is sometimes referred to as the "Surviving Corporation").

     1.2  EFFECTIVE TIME OF THE MERGER. At the Closing (as defined in
Article 2) and subject to the terms and conditions hereof, HMC and Select Force shall file appropriate certificates (the "Articles of Merger") in such form as is required by and which shall be executed in accordance with
Section 7-111-105 of the Colorado Business Corporation Act and with the applicable provisions of the Oklahoma Corporation Code. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Colorado Secretary of State and Oklahoma Secretary of State, or at such time as HMC and Select Force shall agree and as shall be specified in the Articles of Merger (the "Effective Time of the Merger").

     1.3 ARTICLES OF INCORPORATION, BYLAWS, BOARD OF DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.

          (a) The Articles of Incorporation of HMC as in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law, except that the name of the Surviving Corporation shall be changed to the name Select Force.

          (b) At the Effective Time of the Merger, the Bylaws of HMC as in effect immediately prior to the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

          (c) The directors and officers of the Surviving Corporation shall be the persons to be listed in Schedule 1.3(iii) of the Host Disclosure Letter, and each person shall hold his or her respective office or offices from and after the Effective Time of the Merger until they first resign or their respective successors shall have been elected or appointed and shall have qualified, or as otherwise provided in the Bylaws of the Surviving Corporation.

     1.4 CERTAIN INFORMATION WITH RESPECT TO THE CAPITAL STOCK OF HMC AND SELECT FORCE. The respective designations and numbers of outstanding shares of each class of outstanding capital stock of Host, HMC and Select Force as of the date of this Agreement are as follows:

          (i) The authorized and outstanding capital stock of HMC consists of 100 shares of common stock, of which 100 shares are issued and outstanding (the "HMC Stock").

          (ii) The authorized capital stock of Select Force consists of 1,000,000 shares of common stock, $.01 value, of which 748,700 shares are issued and outstanding (the "Select Force Stock").

          (iii) The authorized capital stock of Host consists of 80,000,000 shares of common stock, $.001 par value, of which 1,470,147 shares are issued and outstanding and 2,000,000 shares of preferred stock, $.001 par value, of which 700,000 shares of Series A Preferred Stock is outstanding (the "Host Stock").

     1.5 EFFECT OF MERGER. At the Effective Time of the Merger, the effect of the Merger shall be as provided in Section 7-111-106 of the Colorado Business Corporation Act.

     1.6 CONVERSION OF SELECT FORCE STOCK. At the Effective Time of the Merger by virtue of the Merger and without any action on the part of the holders of the Select Force Stock, the Select Force Stock shall be converted into the right to receive from Host 700,000 shares of restricted common stock of Host as set forth in Schedule 1.6.

     1.7 EFFECT OF MERGER ON HMC CAPITAL STOCK. At the Effective Time of the Merger without any action on the part of the holders of HMC Stock, each share of HMC Stock issued and outstanding immediately prior to the Effective Time of the Merger shall remain outstanding as one share of HMC Stock.

     1.8 DELIVERY OF CERTIFICATES. At the Effective Time of the Merger, the Select Force Stock shall be canceled and the Select Force Shareholders shall receive instruments evidencing the ownership of the securities of Host as set forth on Schedule 1.6. Each Select Force Shareholder shall deliver to Host at the Closing the Certificates representing the shares of Select Force Stock owned by the Select Force Shareholder (the "Select Force Certificates"), duly endorsed in blank by the Select Force Shareholder, or accompanied by blank stock powers. Each Select Force Shareholder agrees promptly to cure any deficiencies with respect to the endorsement of his Select Force Certificates or other documents of conveyance with respect to the Select Force Stock or with respect to the stock powers accompanying any Select Force Stock. Until surrender as contemplated by this Section 1.6, each Select Force Certificate shall be deemed at any time after the Effective Time of the Merger to represent only the Host Stock received by the shareholders of Select Force, as set forth in Schedule 1.8, and each holder of a Select Force Certificate shall cease to have any rights with respect to the Select Force Stock.

2.   CLOSING.

     Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place on the second business day after the satisfaction or waiver (subject to applicable law) of the conditions set forth in Sections 8 and 9, unless another time or date is agreed to in writing by the parties hereto (the actual time and date of the Closing being referred to herein as the "Closing Date"). The Closing shall be held at the offices of Berenbaum, Weinshienk & Eason, P.C., 370 Seventeenth Street, Suite 2600 Denver, Colorado 80202, unless another place is agreed to in writing by the parties hereto.

3.   REPRESENTATIONS AND WARRANTIES OF SELECT FORCE CONCERNING SELECT
FORCE.

     Except as provided in the Select Force Disclosure Letter (as defined below) to be delivered pursuant to Section 10.2, Select Force represents and warrants to Host and HMC that all of the following representations and warranties in this Section 3 are true at the date of this Agreement and shall be true at the time of Closing. As used in this Agreement, the "Select Force Disclosure Letter" shall mean the disclosure letter delivered by Select Force pursuant to this Section 3.

     3.1 DUE ORGANIZATION. Select Force is a corporation duly organized, validly existing and in good standing under the laws of the state of Oklahoma, and has the requisite power and authority to carry on its business as it is now being conducted. Select Force is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except (i) as will be set forth on Schedule
3.1 to the Select Force Disclosure Letter or (ii) where the failure to be so authorized or qualified would not have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise), of Select Force taken as a whole (as used herein with respect to Select Force, or with respect to any other person, a "Material Adverse Effect"). Select Force is not authorized nor qualified to do business in any jurisdiction, except the State of Oklahoma. True, complete and correct copies of the Articles of Incorporation and Bylaws, each as amended, of Select Force (the "Select Force Charter Documents") shall be made available to Host. The stock records of Select Force as heretofore made available to Host, are correct and complete in all material respects. Select Force has made all minutes available to Host.

     3.2  SUBSIDIARIES.   As qualified in Schedule 3.4, Select Force does
not own or control, and has not in the past owned or controlled, directly or indirectly, an corporation, partnership, limited liability company or other business entity. Select Force does not own, directly or indirectly any ownership, equity, or voting interest in any corporation, partnership, join venture or other entity, and has no agreement or commitment to purchase any such interest.

     3.3 CAPITAL STRUCTURE. The authorized capital stock of Select Force consists of 1,000,000 shares of common stock, $.01 value, of which 748,700 shares are issued and outstanding on October 22, 2001. All of the outstanding shares of common stock have been duly authorized and are validly issued, fully paid and non-assessable. Select Force has no common stock or other shares of capital stock reserved for or otherwise subject to issuance. Select Force has no other outstanding shares of capital stock. The names of all of the holders of the Select Force Stock and the number of shares owned by each holder will be set forth in Schedule 3.3 to the Select Force Disclosure Letter. Except as will be listed in Schedule 3.3 to the Select Force Disclosure Letter or as set forth above, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock or other securities of Select Force or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of Select Force, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Select Force does not have outstanding any bonds, debentures, notes or other debt obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote). There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Select Force. To the knowledge of Select Force, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of Select Force.

     3.4 PREDECESSOR STATUS; ETC. There shall be included in Schedule 3.4 to the Select Force Disclosure Letter an accurate list of all names of all predecessor companies of Select Force, including the names of any entities acquired by Select Force (by stock purchase, merger or otherwise) or owned by Select Force or from whom Select Force previously acquired material assets, in any case, from the earliest date upon which any person acquired his or her stock in Select Force. Except as will be disclosed on Schedule
3.4 to the Select Force Disclosure Letter, Select Force has not been, within such period of time, a subsidiary or division of another corporation or a part of an acquisition which was later rescinded.

     3.5  SPIN-OFF BY SELECT FORCE.  Except as will be set forth on
Schedule 3.5 to the Select Force Disclosure Letter, there has not been any sale, spin-off or split-up of material assets of either Select Force or any other person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Select Force ("Affiliates") since its inception.

     3.6 FINANCIAL STATEMENTS. Schedule 3.6 to the Select Force Disclosure Letter will include copies of the following financial statements (the "Select Force Financial Statements") of Select Force: Select Force's audited Balance Sheet as of December 31, 2000 and audited Statements of Income and Comprehensive Income, Stockholders' Equity and Cash Flows forth fiscal year ended December 31, 2000 (December 31, 2000 being hereinafter referred to as the "Balance Sheet Date") and unaudited interim financial statements through June 30, 2001. Prior to Closing, Select Force will provide unaudited financial statements through the last day of the calendar month immediately preceding Closing. The audited Select Force Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as noted thereon or as will be noted on Schedule
3.6 to the Select Force Disclosure Letter).  Except as will be set forth on
Schedule 3.6 to the Select Force Disclosure Letter, such Balance Sheet present fairly in all material respects the financial position of Select Force as of the date indicated thereon, and such Statement of Income and Comprehensive Income, Stockholders' Equity and Cash Flows present fairly in all material respects the results of operations for the period indicated thereon, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

     3.7 LIABILITIES AND OBLIGATIONS. Schedule 3.7 to the Select Force Disclosure Letter will include accurate lists as of June 30, 2001 of (i) all material liabilities of Select Force which are not reflected on the interim balance sheet of Select Force at June 30, 2001 or otherwise reflected in the Select Force Financial Statements at June 30, 2001 which by their nature would be required in accordance with GAAP to be reflected in such balance sheet, and (ii) all loan agreements, indemnity or guaranty agreements, bonds, mortgages, liens, pledges or other security agreements. Since June 30, 2001, Select Force has not incurred any material liabilities of any kind, character and description, whether accrued, absolute, secured or unsecured, contingent or otherwise, other than liabilities incurred in the ordinary course of business, except for that certain promissory note, in the amount of $150,000.00, dated July 11, 2001,
between Select Force and Host.   To the knowledge of Select Force, Select
Force has no contingent liabilities related to pending litigation or threatened litigation, or any other liability which is not fixed or otherwise accrued or reserved.

     3.8  PERMITS AND INTANGIBLES.

          (a) Select Force holds no licenses, franchises, permits, or other governmental authorizations.

          (b) Select Force does not own, use or license any patents, trademarks, marks, copyrights, software, technical information, data process technology, plans and drawings or any other intellectual property, except that Select Force owns and uses know how, trade secrets, confidential information and customer lists in the ordinary course of its business. To the knowledge of Select Force, Select Force has not infringed on or misappropriated, is not now infringing on or misappropriating, and has not received any notice that it is infringing on, misappropriating, or otherwise conflicting with the intellectual property rights of any third parties; and there is no claim pending or, to the knowledge of Select Force, threatened against Select Force with respect to the alleged infringement or misappropriation by Select Force or a conflict with, any intellectual property rights of others.

     3.9 ENVIRONMENTAL MATTERS. To the knowledge of Select Force, Select Force has complied with and is in compliance with all Federal, state, local and foreign statutes (civil and criminal), laws, ordinances, regulations, rules, notices, permits, judgments, orders and decrees applicable to any of them or any of their respective properties, assets, operations and businesses relating to environmental protection (collectively "Environmental Laws") including, without limitation, Environmental Laws relating to air, water, land and the generation, storage, use, handling, transportation, treatment or disposal of Hazardous Wastes and Hazardous Substances including petroleum and petroleum products (as such terms are defined in any applicable Environmental Laws).

     3.10 PERSONAL PROPERTY. Except as set forth in the balance sheet as of June 30, 2001, Select Force owns no personal property with an individual value in excess of $10,000 and has entered into no leases and agreements in respect of personal property in excess of $10,000. All material personal property used by Select Force in its business is owned by Select Force.

     3.11 MATERIAL CONTRACTS AND COMMITMENTS. Schedule 3.11 to the Select Force Disclosure Letter will include an accurate list as of or on the date hereof, of all material written or oral leases, agreements or other contracts or legally binding contractual rights or contractual obligations or contractual commitments relating to or in any way affecting the operation or ownership of the business of Select Force (the "Material Contracts"), including but not limited, those of a type described below:

          (a) Any consulting agreement, employment agreement, change-in-control agreement, and collective bargaining arrangements with any labor union and any such agreements currently in negotiation or proposed;

          (b) Any contract for capital expenditures or the acquisition or construction of fixed assets in excess of $10,000;

          (c) Any contract for the purchase, maintenance or acquisition, or the sale or furnishing, of materials, supplies, merchandise, products, machinery, equipment, parts or other property or services in excess of $10,000 (except if such contract is made in the ordinary course of business and requires aggregate future payments of less than $10,000);

          (d) Any contract other than trade payables in the ordinary course of business relating to the borrowing of money, or the guaranty of another person's borrowing of money, including, without limitation, any notes, mortgages, indentures and other obligations, guarantees of performance, agreements and instruments for or relating to any lending or borrowing, including assumed indebtedness, except for that certain promissory note, in the amount of $150,000.00, dated July 11, 2001, between Select Force and Host;

          (e) Any contract granting any person a lien on all or any part of the assets of Select Force;

          (f) Any contract for the cleanup, abatement or other actions in connection with hazardous materials as defined under any Environmental Laws, the remediation of any existing environmental liabilities or relating to the performance of any environmental audit or study;

          (g) Any contract granting to any person an option or a first refusal, first-offer or similar preferential right to purchase or acquire any material assets of Select Force;

          (h) Any contract with any agent, distributor or representative which is not terminable by Select Force upon ninety calendar days' or less notice without penalty;

          (i) Any contract under which Select Force is (1) a lessee or sublessee of any machinery, equipment, vehicle or other tangible personal property, or (2) a lessor of any tangible personal property owned by Select Force, in either case having an original value in excess of $50,000;

          (j) Any contract under which Select Force has granted or received a license or sublicense or under which it is obligated to pay or has the right to receive a royalty, license fee or similar payment;

          (k)  Any contract concerning any Affiliates;

          (l) Any contract providing for the indemnification or holding harmless of any officer, director, employee or other person, other than as provided in the Select Force Charter Documents;

          (m) Any contract for purchase or sale by Select Force or the granting of any options with respect to, or providing for any labor, services or materials (including brokerage or management services) involving any real property on which Select Force conducts any aspect of its business involving aggregate future payments of more than $10,000;

          (n) Any contract limiting, restricting or prohibiting Select Force from conducting business anywhere in the United States or elsewhere in the world;

          (o)  Any joint venture or partnership agreement;

          (p) Any lease, sublease or associated agreements relating to the property leased by Select Force;

          (q) Any material contract requiring prior notice, consent or other approval upon a change of control in the equity ownership of Select Force, which contracts shall be separately identified on
     Schedule 3.11 to the Select Force Disclosure Letter;

          (r) Any contract with a customer of Select Force involving work to be performed or product to be delivered, in each case subsequent to Balance Sheet Date, in excess of $10,000;

          (s) Any other contract, whether or not made in the ordinary course of business, which involves future payments in excess of $50,000.

Select Force has provided Host a true and complete copy of each written Material Contract and a true and complete summary of each oral Material Contract, in each case including all amendments or other modifications thereto. Except as will be set forth on Schedule 3.11 to the Select Force Disclosure Letter, each Material Contract is a valid and binding obligation of, and enforceable in accordance with its terms against, Select Force, and the other parties thereto, and is in full force and effect, subject only to bankruptcy, reorganization, receivership and other laws affecting creditors' rights generally. Except as will be set forth on Schedule 3.11 of the Select Force Disclosure Letter, Select Force has performed all obligations required to be performed by it as of the date hereof and will have performed all obligations required to be performed by it as of the Closing Date under each Material Contract and neither Select Force, nor any other party to any Material Contract is in breach or default thereunder, and there exists no condition which would, with or without the lapse of time or the giving of notice, or both, constitute a breach or default thereunder. Select Force has not been notified that any party to any Material Contract intends to cancel, terminate, not renew, or exercise an option under any Material Contract, whether in connection with the transactions contemplated hereby or otherwise.

     3.12 REAL PROPERTY. Schedule 3.12 to the Select Force Disclosure Letter will set forth a correct and complete list, and a brief description of all real property leased by Select Force (the "Leased Real Property"), and all facilities thereon. Except as lessee of Leased Real Property, Select Force is not a lessee under or otherwise a party to any lease, sublease, license, concession or other agreement, whether written or oral, pursuant to which another person or entity has granted to Select Force the right to use or occupy all or any portion of any real property. Select Force does not have an ownership interest in any real property.

     Select Force has, assuming good title in the landlord, a valid leasehold interest in the Leased Property free and clear of all liens, assessments or restrictions (including, without limitation, inchoate liens arising out of the provision of labor, services or materials to any such Real Property) other than (a) mortgages shown on the Select Force Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (b) liens for current taxes not yet due, and (c) minor imperfections of title, such as utility and access easements that do not impair the intended use of the Real Property, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of Select Force, and zoning laws and other land use restrictions or restrictive covenants that do not materially impair the present use of the property subject thereto. The Leased Real Property constitutes all the real properties reflected on the Select Force Financial Statements or used or occupied by Select Force in connection with its business or otherwise.

     With respect to the Leased Real Property, except as will be reflected on Schedule 3.12 to the Select Force Disclosure Letter:

          (a) Select Force is in exclusive possession thereof and no easements, licenses or rights are necessary to conduct business thereon in addition to those which exist as of the date hereof;

          (b) To the knowledge of Select Force, no portion thereof is subject to any pending condemnation proceeding or proceeding by any public or quasi-public authority materially adverse to the Leased Real Property and to the knowledge of Select Force there is no threatened condemnation or proceeding with respect thereto;

          (c) To the knowledge of Select Force, the Leased Real Property is not in violation of any health, safety, building, or environmental ordinances, laws, codes or regulations; nor has any notice of any claimed violation of any such ordinances, laws, codes or regulations been served on Select Force;

          (d) The Leased Real Property is supplied with utilities and other third-party services, such as water, sewer, electricity, gas, roads, rail service and garbage collection, necessary for the current operation of the business and such Leased Real Property is maintained in all material respects in accordance with all laws applicable to Select Force or the Leased Real Property;

          (e) Select Force is not a party to any written or oral agreement or undertaking with owners or users of properties adjacent to the Leased Real Property relating to the use, operation or maintenance of such facility or any adjacent real property;

          (f) Select Force is not a party to any lease, sublease, license, concession or other agreement, whether written or oral, pursuant to which Select Force has granted to any party or parties the right to use or occupy all or any portion of the Leased Real Property;

     3.13 INSURANCE. Schedule 3.13 to the Select Force Disclosure Letter will include (i) an accurate list of all insurance policies carried by Select Force that are currently in effect, and (ii) an accurate list of all insurance loss claims or workers compensation claims received since inception and complete copies of the foregoing items have been delivered to Host. Such insurance policies evidence all of the insurance that Select Force has been required to carry pursuant to all of its contracts and other agreements and pursuant to all applicable laws. All insurance policies for the current policy periods are in full force and effect and shall remain in full force and effect through the Closing Date.

     3.14 COMPENSATION; EMPLOYMENT AGREEMENTS; ORGANIZED LABOR MATTERS.
Schedule 3.14 to the Select Force Disclosure Letter will include an accurate list of (i) all officers, directors and key employees of Select Force, (ii) all employment agreements with such officers, directors and key employees and the rate of compensation (and the portions thereof attributable to salary, bonus and other compensation, respectively) of each of such persons as of the Balance Sheet Date and the date hereof. Select Force has provided to Host true, complete and correct copies of any employment agreements for persons to be listed on Schedule 3.14 to the Select Force Disclosure Letter. Since the Balance Sheet Date, there have been no increases in the compensation payable or any special bonuses to any officer, director, key employee or other employee, except ordinary salary increases implemented on a basis consistent with past practices. Except as will be set forth on Schedule 3.14 to the Select Force Disclosure Letter,
(i) Select Force is not bound by or subject to (and none of its assets or properties is bound by or subject to) any arrangement with any labor union,
(ii) no employees of Select Force are represented by any labor union or covered by any collective bargaining agreement, and (iii) there is no pending or to the knowledge of Select Force, threatened labor dispute involving Select Force and any group of its employees nor has Select Force experienced any labor interruptions over the past three years. Select Force believes its relationship with its employees to be good.

     3.15 EMPLOYEE BENEFIT PLANS. Schedule 3.15 to the Select Force Disclosure Letter shall set forth all employee benefit plans of Select Force, including all employment agreements not listed in Schedule 3.14 and other agreements or arrangements containing "golden parachute" or other similar provisions, and deferred compensation agreements. Select Force has delivered to Host true, complete and correct copies of such plans, agreements and any trusts related thereto, and classifications of employees covered thereby as of June 30, 2001. Except for the employee benefit plans, if any, to be described on Schedule 3.15 to the Select Force Disclosure Letter, Select Force does not sponsor, maintain or contribute to any plan program, fund or arrangement that constitutes an "employee pension benefit plan," nor has Select Force any obligation to contribute to or accrue or pay any benefits under any deferred compensation or retirement funding arrangement on behalf of any employee or employees (such as, for example, and without limitation, any individual retirement account or annuity, any "excess benefit plan"

(within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any non-qualified deferred compensation arrangement). For the purposes of this Agreement, the term "employee pension benefit plan" shall have the same meaning as is given that term in Section 3(2) of ERISA. Select Force has not sponsored, maintained or contributed to any employee pension benefit plan other than the plans to be set forth on Schedule 3.15 to the Select Force Disclosure Letter, nor is Select Force required to contribute to any retirement plan pursuant to the provisions of any collective bargaining agreement establishing the terms and conditions or employment of any employees of Select Force. All accrued contribution obligations of Select Force, as of June 30, 2001, with respect to any plan to be listed on Schedule 3.15 to the Select Force Disclosure Letter have either been fulfilled in their entirety or are fully reflected on the balance sheet of the Select Force as of June 30, 2001.

     3.16 COMPLIANCE WITH ERISA. Select Force has no plans that are intended to or due qualify under Section 401(a) of the Code, except as set forth in Schedule 3.15 to the Select Force Disclosure Letter.

     3.17 CONFORMITY WITH LAW; LITIGATION.

          (a) Except to the extent will be set forth on Schedule 3.17 to the Select Force Disclosure Letter, Select Force is not in violation of any law or regulation or any order of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over it which would have a Material Adverse Effect.

          (b) Except as will be set forth on Schedule 3.17 to the Select Force Disclosure Letter (which shall disclose the parties to, nature of and relief sought for each matter to be disclosed), other than collection actions by Select Force, in the ordinary course of business on its own behalf, none of which is greater than $25,000 and which in the aggregate do not exceed $50,000:

               (i) There is no suit, action, proceeding, investigation, claim or order pending or, to the knowledge of Select Force, threatened against Select Force or pending or, to the knowledge of Select Force, threatened against any of the officers, directors or employees of Select Force with respect to the business or currently proposed business activities of Select Force, or to which Select Force is otherwise a party, or which may have or is likely to have a Material Adverse Effect, before any court, or before any governmental authority, department, commission, bureau, agency or other governmental department or arbitrator (collectively, "Claims").

               (ii) Select Force is not subject to any unsatisfied or continuing judgment, order or decree of any court or governmental authority which could have a Material Adverse Effect. Schedule
          3.17 to the Select Force Disclosure Letter will set forth all closed litigation matters to which Select Force was a party during the preceding five years, the dates such litigation was commenced and concluded, and the nature of the resolution thereof (including amounts paid in settlement or judgment).

     3.18 TAXES. Select Force has timely filed all requisite federal, state and other tax returns or extension requests for all fiscal periods ended on or before the Balance Sheet Date; and to the knowledge of Select Force, there are no examinations in progress or claims against any of them for federal, state and other Taxes (including penalties and interest) for any period or periods prior to and including June 30, 2001 and no notice of any claim for taxes has been received. All Taxes, for the periods ended on or before the Balance Sheet Date, including interest and penalties (whether or not shown on any tax return) owed by Select Force, with respect to any payment made or deemed made by Select Force herein have been paid. The amounts shown as accruals for Taxes on the Select Force Financial Statements are sufficient for the payment of all Taxes of the kinds indicated (including penalties and interest) for all fiscal periods ended on or before that date. Copies of (i) any tax examinations, (ii) extensions of statutory limitations and (iii) the federal and local income tax returns and franchise tax returns of Select Force for the last three fiscal years, will be attached as Schedule 3.18 to the Select Force Disclosure Letter.

     3.19 NO VIOLATIONS. Select Force is not in violation of any of its Charter Documents. Select Force is not in default under any lease, instrument, agreement, license, or permit set forth on the Schedules to the Select Force Disclosure Letter, or any Material Contracts (the "Material Documents"); and, except as will be set forth in Schedule 3.19 to the Select Force Disclosure Letter, (a) the rights and benefits of Select Force under the Material Documents will not be adversely affected by the transactions contemplated hereby and (b) the execution of this Agreement and the performance of the obligations hereunder and the consummation of the transactions contemplated hereby will not result in any violation of, or breach of, or constitute a default under, any of the terms or provisions of the Material Documents or the Charter Documents. Except as will be set forth on Schedule 3.19 to the Select Force Disclosure Letter, none of the Material Documents requires notice to, or the consent or approval of, any governmental agency or other third party with respect to any of the transactions contemplated hereby in order to remain in full force and effect and consummation of the transactions contemplated hereby will not give rise to any right to termination, cancellation or acceleration or loss of any right or benefit. Except as will be set forth on Schedule 3.19 to the Select Force Disclosure Letter, none of the Material Documents prohibits the use or publication by Select Force of the name of any other party to such Material Document, and none of the Material Documents prohibits or restricts Select Force from freely providing services to any other customer or potential customer of Select Force.

     3.20 GOVERNMENT CONTRACTS. Select Force is not now a party to any governmental contract subject to price redetermination or renegotiation.

     3.21 ABSENCE OF CHANGES. Since Balance Sheet Date, except as will be set forth on Schedule 3.21 to the Select Force Disclosure Letter, there has not been:

          (a) Any material adverse change in the financial condition, assets, liabilities (contingent or otherwise), income or business of Select Force;

          (b) Any damage, destruction or loss (whether or not covered by insurance) in excess of $10,000 causing a Material Adverse Effect on Select Force;

          (c) Any change in the authorized capital of Select Force or its outstanding securities or any change in its ownership interests or any grant of any options, warrants, calls, conversion rights or commitments;

          (d) Any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of Select Force;

          (e) Any ten (10) percent or more increase in the compensation, bonus, sales commissions or fee arrangement payable or to become payable by Select Force to any of their respective officers, directors, stockholders, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for such persons in accordance with past practice;

          (f) Any work interruptions, labor grievances or claims filed, or any event or condition of any character, materially adversely affecting the business of Select Force;

          (g) Any sale or transfer, or any agreement to sell or transfer, any material assets, property or rights of Select Force to any person, including, without limitation, any of the stockholders and their affiliates;

          (h) Any cancellation, or agreement to cancel, any indebtedness or other obligation owing to Select Force, including without limitation any indebtedness or obligation of any stockholder or any affiliate thereof;

          (i) Any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of Select Force or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

          (j) Any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of business of Select Force;

          (k)  Any waiver of any material rights or claims of Select Force;

          (l) Any amendment or termination of any Material Documents or other right to which Select Force is a party;

          (m) Any transaction by Select Force outside the ordinary course of its business, except for that certain promissory note, in the amount of $150,000.00, dated July 11, 2001, between Select Force and Host;

          (n) Any cancellation or termination of a Material Contract with a customer or client prior to the scheduled termination date; or

          (o) Any other distribution of property or assets by Select Force other than in the ordinary course of business.

     3.22 DEPOSIT ACCOUNTS; POWERS OF ATTORNEY. Schedule 3.22 to the Select Force Disclosure Letter will include an accurate list as of the date of the Agreement of: (i) the name of each financial institution in which Select Force has accounts or safe deposit boxes; (ii) the names in which the accounts or boxes are held; (iii) the type of account and account number; and (iv) the name of each person authorized to draw thereon or have access thereto. Schedule 3.22 to the Select Force Disclosure Letter also sets forth the name of each person, corporation, firm or other entity holding a general or special power of attorney from Select Force and a description of the terms of such power.

     3.23 RELATIONS WITH GOVERNMENTS. Except for political contributions made in a lawful manner which, in the aggregate, do not exceed $10,000 per year since its inception, Select Force has not made, offered or agreed to offer anything of value to any governmental official, political party or candidate for government office nor has it otherwise taken any action which would cause Select Force to be in material violation of the Foreign Corrupt Practices Act of 1977, as amended or any law of similar effect, with respect to political contributions.

     3.24 DISCLOSURE. To the knowledge of Select Force, this Agreement, including the Schedules and Select Force Disclosure Letter to be provided and the Schedules to be attached thereto, together with the other information furnished to Host and HMC by Select Force and the Select Force Shareholders in connection herewith, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein and therein, in light of the circumstances under which they were made, not misleading.

     3.25 PROHIBITED ACTIVITIES. Select Force has not, between June 30, 2001 and the date hereof, taken any of the actions (Prohibited Activities) set forth in Section 6.3, as qualified by any schedules set forth in
Section 6.3.

     3.26 NO CONFLICTS. The execution, delivery and performance of this Agreement by Select Force and the consummation by Select Force of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which Select Force is a party or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court or any arbitrator, having jurisdiction over Select Force or the property of Select Force.

     3.27 CERTAIN BUSINESS RELATIONSHIPS WITH SELECT FORCE. Except as listed in Schedule 3.27, neither of the Select Force Shareholders nor any relative of any Select Force Shareholder or Affiliate of Select Force has been involved in any business arrangement or relationship with Select Force since May 1, 1997, and neither of the Select Force Shareholders, nor any relative of any Select Force Shareholder or Affiliate of Select Force owns any asset, tangible or intangible, which is used in Select Force's operations.

     3.28 AUTHORIZATION & ENFORCEABILITY. Select Force has all necessary corporate powers and authority to execute, deliver and perform its obligations under this Agreement and each of the certificates, instruments and documents executed or delivered by Select Force pursuant to the terms of this Agreement. All corporate action on the part of the Board of Directors of Select Force necessary for the authorization, execution, delivery and performance of this Agreement, the consummation of the Merger and the performance of all Select Force's obligations under this Agreement to which Select Force is a party has been taken. All corporate action on the part of the Board of Directors of Select Force necessary for the authorization, execution, delivery and performance of documents executed by Select Force pursuant to the terms of this Agreement has been or will be taken prior to the Effective Time of Merger. All corporate action on the part of the shareholders of Select Force necessary for the authorization, execution, delivery and performance of this Agreement and other documents executed by it pursuant to the terms of this Agreement has been taken or will be taken as of or prior to the Effective Time of Merger. This Agreement has been, and each of the other documents to which Select Force is a party at the Closing will have been, duly executed and delivered by Select Force and the Agreement is, and each of the document to which Select Force is a party will be at Closing, a legal, valid, and binding oblation of Select Force, enforceable against Select Force in accordance with it terms, except as to the effect, if any, of (i) applicable bankruptcy and similar laws affecting the rights of creditors generally, or (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

4.   REPRESENTATIONS AND WARRANTIES OF HOST AND HMC.

     Except as will be provided in the Host Disclosure Letter (as defined below) to be delivered pursuant to in Section 10.2, Host and HMC jointly and severally represent and warrant to Select Force and the Select Force Shareholders that all of the following representations and warranties in this Section 4 are true at the date of this Agreement and shall be true at the time of Closing. As used in this Agreement, the "Host Disclosure Letter" shall mean the disclosure letter delivered by Host and HMC to Select Force and the Select Force Shareholders regarding Host and HMC pursuant to this Section 4. As used in this Section 4, unless the context otherwise requires, Host refers to Host and all of its wholly-owned subsidiaries.

     4.1 DUE ORGANIZATION. Each of Host and HMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite power and authority to carry on its business as it is now being conducted. Each of Host and HMC is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except (i) as will be set forth on Schedule 4.1 to Host Disclosure Letter or (ii) where the failure to be so authorized or qualified would not have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise), of Host taken as a whole (as used herein with respect to Host, or with respect to any other person, a "Material Adverse Effect"). Schedule 4.1 to the Host Disclosure Letter will set forth the jurisdiction in which Host and HMC are incorporated and contain a list of all jurisdictions in which Host and HMC are authorized or qualified to do business.

     4.2 SUBSIDIARIES. The names and jurisdiction of incorporation of the subsidiaries of Host are set forth in Schedule 4.2 to the Host Disclosure Letter. Except as set forth in Schedule 4.2 to the Host Disclosure Letter,
(i) neither Host nor HMC owns or controls, and has not in the past owned or controlled, directly or indirectly, any corporation, partnership, limited liability company or other business entity, and (ii) neither Host nor HMC owns, directly or indirectly any ownership, equity, or voting interest in any corporation, partnership, join venture or other entity, and does not have any agreement or commitment to purchase any such interest

     4.3 CAPITAL STRUCTURE. The authorized capital stock of Host and HMC is as set forth in Section 1.4. All of the issued and outstanding shares of the capital stock of Host and HMC have been duly authorized and are validly issued, fully paid and non-assessable. All of the outstanding shares of common stock have been duly authorized and are validly issued, fully paid and non-assessable. Schedule 4.3 to the Host Disclosure Letter sets forth a list of all outstanding options, warrants, and other securities convertible into capital stock of Host. HMC has no options, warrants, or other securities convertible into capital stock.

     4.4  EQUITY FINANCING. No equity financing is presently contemplated.

     4.5 SEC DOCUMENT. Host has made all filings with the Securities and Exchange Commission (the "SEC") that it has been required to make under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the "SEC Documents"). Host has furnished Select Force with true and complete copies of its Annual Report on Form 10-K for the fiscal year ended June 28, 2001, all Forms 8-K and 10-Q's filed after the date of the last Form 10-K and its Proxy Statement relating to its 2000 Annual Meeting of Stockholders. As of their respective dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC promulgated thereunder. As of the Closing Date, none of the SEC Documents, as of their respective dates, contained any untrue statement of a fact or omitted to state a fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the Closing Date, the financial statements included in or incorporated by reference into the SEC Documents, including the related notes and schedules, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, are correct and complete in all respects, and are consistent with the books and records of Host.

     4.6 EVENTS SUBSEQUENT. Since the date of the financial statements set forth in Host's most recent quarterly report, there has not been any adverse change in the assets, liabilities, business, financial condition, operations, results of operations, or future prospects of Host taken as a whole.

     4.7  LITIGATION.   Host is not subject to any outstanding injunction,
judgment, order, decree, ruling, or charge or is a party or to the knowledge of Host is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

     4.8 DISCLOSURE. This Agreement, including the Exhibits and Host Disclosure Letter to be provided and the Schedules to be attached thereto, together with the other information furnished to Select Force and the Select Force Shareholders by Host and HMC in connection herewith, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein and therein, in light of the circumstances under which they were made, not misleading.

     4.9 NO CONFLICTS. Except as described in Schedule 4.9 to the Host Disclosure Letter concerning the Commercial Loan and Security Agreement (the "Loan Agreement") by and among Webster Bank, Host and Lindley Food Service Corporation ("Lindley"), the execution, delivery and performance of this Agreement by Host and HMC and the consummation by Host and HMC of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which Host is a party or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court or any arbitrator, having jurisdiction over Host, HMC or any of their property.

     4.10 AUTHORIZATION & ENFORCEABILITY. Each of Host and HMC has all necessary corporate powers and authority to execute, deliver and perform their obligations under this Agreement and each of the certificates, instruments and documents executed or delivered by them pursuant to the terms of this Agreement. All corporate action on the part of each of the Board of Directors of Host and HMC necessary for the authorization, execution, delivery and performance of this Agreement, the consummation of the Merger and the performance of all their obligations under this Agreement to which they are a parties have been taken. All corporate action on the part of each of the Board of Directors of Host and HMC necessary for the authorization, execution, delivery and performance of documents executed by them pursuant to the terms of this Agreement has been or will be taken prior to the Effective Time of Merger. All corporate action on the part of each of the shareholders of Host and HMC necessary for the authorization, execution, delivery and performance of this Agreement and other documents executed by it pursuant to the terms of this Agreement has been taken or will be taken as of or prior to the Effective Time of Merger. This Agreement has been, and each of the other documents to which each of Host and HMC is a party at the Closing will have been, duly executed and delivered by each of Host and HMC, and the Agreement is, and each of the document to which each of Host and HMC is a party will be at Closing, a legal, valid, and binding oblation of each of Host and HMC, enforceable against each of Host and HMC in accordance with it terms, except as to the effect, if any, of (i) applicable bankruptcy and similar laws affecting the rights of creditors generally, or (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     4.11 NASDAQ LISTING STATUS. Schedule 4.11 sets forth the listing status of Host's Common Stock on the Nasdaq SmallCap Market, including the status of any de-listing procedures and the status of Host's response to the Nasdaq's November 15, 2000 letter and any subsequent correspondence between Host and the Nasdaq in connection with any de-listing procedures.

5.   CERTIFICATE OF THE SELECT FORCE SHAREHOLDERS CONCERNING THE
TRANSACTION.

     Prior to Closing, Select Force shall obtain, in writing, a Certificate from each Select Force Shareholder to the effect that all of the following representations and warranties in this Section 5 are true and correct as of the date of this Agreement and as of the date of Closing. Such Certificate shall be delivered to Host and HMC at Closing.

     5.1 AUTHORIZATION. All action on the part of the individual Select Force Shareholder executing the Certificate necessary for the authorization, execution and delivery of this Agreement by Select Force has been taken.

     5.2 TITLE TO THE SHARES. Each Select Force Shareholder owns, and is transferring to, or a duly authorized agent of the Select Force Shareholder is transferring to Host at the Closing, good, valid and marketable title to the number of Shares set forth opposite the name of the Select Force Shareholder in Schedule 3.3 to the Select Force Disclosure Letter free and clear of all liens, claims, options and encumbrances whatsoever. There are no outstanding options, warrants or rights to purchase or acquire any of the Shares of the Shareholder or any of the capital stock of Select Force held by such Select Force Shareholder.

     5.3 PURCHASE ENTIRELY FOR HIS OWN ACCOUNT. The Host securities will be acquired for investment for the Select Force Shareholder's own account, not as a nominee or agent, and not with the view to the resale or distribution of any part thereof, and the Select Force Shareholder has no present intention of selling, granting any participation in, or otherwise distributing Host securities. The Select Force Shareholder has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person with respect to any of the securities of Host.

     5.4 DISCLOSURE OF INFORMATION. Each Select Force Shareholder has received and had the opportunity to review the reports filed by Host with the SEC and has had the opportunity to ask questions of, and receive answers from, representatives of Host to obtain additional information regarding Host.

     5.5  RESTRICTIONS ON TRANSFER.

          (a) The securities of Host that the Select Force Shareholders will acquire have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, such securities will not be fully transferable except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Select Force Shareholders must bear the economic risk of his investment in such securities for an indefinite period of time as such securities have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. The Select Force Shareholders are acquiring the securities for investment purposes only, for their own account, and not as nominee or agent for any other person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

          (b) The certificates evidencing the securities of Host the Select Force Shareholders will acquire pursuant to this Agreement, and each instrument or certificate issued in transfer thereof, will bear substantially the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IF THE SECURITIES ARE TO BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION THE CORPORATION MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND WILL NOT VIOLATE SUCH ACT OR ANY OTHER APPLICABLE SECURITIES LAWS.

          (c) Each Select Force Shareholder understands a notation on the records of Host and its transfer agent will be made in order to implement the restrictions on transfer set forth in this Section 5.5.

     5.6 RESTRICTIONS ON VOTING. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of Select Force.

6.   COVENANTS OF SELECT FORCE PRIOR TO CLOSING.

     6.1 ACCESS AND COOPERATION; DUE DILIGENCE. Between the date of this Agreement and the Closing Date, Select Force will afford to the officers and authorized representatives of Host and HMC access to all of the sites, properties, books and records of Select Force and will furnish Host and HMC such additional financial and operating data and other information as to the business and properties of Select Force as Host and HMC may from time to time reasonably request. Select Force will cooperate with Host and HMC, their representatives, auditors and counsel in the preparation of any documents or other material which may be required in connection with any documents or materials required by this Agreement or necessary to complete the transactions contemplated hereunder.

     6.2 CONDUCT OF BUSINESS PENDING CLOSING. Between the date of this Agreement and the Closing, Select Force will, except as will be set forth on Schedule 6.2 to the Select Force Disclosure Letter:

          (a) Carry on its business in substantially the same manner as it has heretofore and not introduce any material new method of management, operation or accounting;

          (b) Maintain its properties and facilities in as good working order and condition as at present, ordinary wear and tear excepted;

          (c) Perform in all material respects all of its obligations under agreements relating to or affecting its respective assets, properties or rights;

          (d) Use all reasonable efforts to keep in full force and effect present insurance policies or other comparable insurance coverage;

          (e) Use its reasonable efforts to maintain and preserve its business organization intact, retain its present key employees and maintain its relationships with suppliers, customers and others having business relations with it;

          (f) Maintain compliance with all material permits, laws, rules and regulations, consent orders, and all other orders of applicable courts, regulatory agencies and similar governmental authorities;

          (g) Maintain present debt and lease instruments and not enter into new or amended debt or lease instruments, without the knowledge and consent of Host (which consent shall not be unreasonably withheld), provided that debt and/or lease instruments may be replaced without the consent of Host if such replacement instruments are on terms at least as favorable to Select Force as the instruments being replaced; and

          (h) Maintain or reduce present salaries and commission levels for all officers, directors, employees and agents except for ordinary and customary bonus and salary increases for employees in accordance with past practices.

     6.3 PROHIBITED ACTIVITIES. Between the date hereof and the Closing Date, Select Force will not, without the prior written consent of Host, engage in any of the following (the "Prohibited Activities'):

          (a)  Make any change in its Charter Documents;

          (b) Issue any securities, options, warrants, calls, conversion rights or commitments relating to its securities of any kind other than in connection with the exercise of options or warrants to be listed in Schedule 3.3 to the Select Force Disclosure Letter;

          (c) Declare or pay any dividend, or make any distribution in respect of its stock whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any shares of its stock;

          (d) Deliver or sell, authorize the delivery or sale of, or purchase or propose the purchase of, any shares of its stock;

          (e) Except as listed in Schedule 6.3 and except for that certain promissory note, in the amount of $150,000.00, dated July 11, 2001, between Select Force and Host, enter into any contract or commitment or incur or agree to incur any liability or make any capital expenditures, except if it is in the normal course of business (consistent with past practice) and involves an amount not in excess of $5,000;

          (f) Create, assume or permit to exist any mortgage, pledge or other lien or encumbrance upon any assets or properties whether now owned or hereafter acquired, except (1) with respect to purchase money liens incurred in connection with the acquisition of equipment with an aggregate cost not in excess of $50,000 necessary or desirable for the conduct of the businesses of Select Force, (2) (A) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings (and for which contested taxes adequate reserves have been established and are being maintained) or (B) materialmen's, mechanics' or other like liens arising in the ordinary course of business (the liens set forth in clause (2) being referred to herein as "Statutory Liens"), or (3) liens to be set forth on Schedule 3.7 and/or 3.11 to the Select Force Disclosure Letter;

          (g) Sell, assign, lease or otherwise transfer or dispose of any property or equipment except in the normal course of business;

          (h) Negotiate for the acquisition of any business or the start-up of any new business;

          (i) Merge or consolidate or agree to merge or consolidate with or into any other corporation;

          (j) Waive any material rights or claims of Select Force, provided that Select Force may negotiate and adjust bills in the course of good faith disputes with customers in a manner consistent with past practice;

          (k) Commit a breach or amend or terminate any Material Documents or right of Select Force; or

          (l) Enter into any other transaction outside the ordinary course of its business or prohibited hereunder.

     6.4 NO SHOP. Neither Select Force, nor any agent, officer, director, trustee or any representative of any of the foregoing will, during the period commencing on the date of this Agreement and ending with the earlier to occur of the Closing Date or the termination of this Agreement in accordance with its terms, directly or indirectly: (i) solicit or initiate the submission of proposals or offers from any person for; (ii) participate in any discussions pertaining to; or (iii) furnish any information to any person other than Host or their authorized agents relating to, any acquisition or purchase of all or a material amount of the assets of, or any equity interest in, Select Force or a merger, consolidation or business combination of Select Force; provided, however, that nothing contained in this Section 6.4 shall prohibit the Board of Directors of Select Force from engaging in discussions or participating in negotiations with and furnishing information to another party making an acquisition proposal to the extent the Board of Directors of Select Force determines in good faith after consultation with its outside legal counsel that its fiduciary obligations under applicable law require it to do so.

     6.5 NOTIFICATION OF CERTAIN MATTERS. Select Force shall give prompt notice to Host and HMC of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of Select Force contained herein or to be set forth in the Select Force Disclosure Letter to be untrue or inaccurate in any material respect at or prior to the Closing and (ii) any material failure of Select Force to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such person hereunder.
The delivery of any notice pursuant to this Section 6.5 shall not be deemed to (i) modify the representations or warranties of the party delivering such notice, (ii) modify the conditions set forth in Sections 7 and 8, or
(iii) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     6.6 FINAL FINANCIAL STATEMENTS. Select Force shall provide to Host prior to the Closing Date, the unaudited balance sheets of Select Force as of the end of all months following June 30, 2001, and the unaudited statement of income and comprehensive income and cash flows for all months ended after June 30, 2001, disclosing no material adverse change in the financial condition or the results of its operations from the financial statements as of the Balance Sheet Date. Such financial statements shall have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as noted therein). Except as noted in such financial statements, all of such financial statements will present fairly the results of operations for the periods indicated therein.

7.   COVENANTS OF HOST AND HMC PRIOR TO CLOSING.

     7.1 COOPERATION. Between the date of this Agreement and the Closing Date, each of Host and HMC will cooperate with Select Force, its representatives, and counsel in the preparation of any documents or other material which may be required in connection with any documents or materials required by this Agreement or necessary to complete the transactions contemplated hereunder.

     7.2 NOTIFICATION OF CERTAIN MATTERS. Host and HMC shall give prompt notice to Select Force and the Select Force Shareholders of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of Host contained herein or in the Host Disclosure Letter to be untrue or inaccurate in any material respect at or prior to the Closing and (ii) any material failure of Host to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such person hereunder.
The delivery of any notice pursuant to this Section 7.2 shall not be deemed to (i) modify the representations or warranties of the party delivering such notice, (ii) modify the conditions set forth in Sections 8 and 9, or
(iii) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     7.3 NO SHOP. Neither Host, nor any agent, officer, director, trustee or any representative of any of the foregoing will, during the period commencing on the date of this Agreement and ending with the earlier to occur of the Closing Date or the termination of this Agreement in accordance with its terms, directly or indirectly: (i) solicit or initiate the submission of proposals or offers from any person for; (ii) participate in any discussions pertaining to; or (iii) furnish any information to any person other than Select Force or their authorized agents relating to, any merger, consolidation or business combination of Host; provided, however, that nothing contained in this Section 7.3 shall prohibit the Board of Directors of Host from engaging in discussions or participating in negotiations with and furnishing information to another party making an acquisition proposal to the extent the Board of Directors of Host determines in good faith after consultation with its outside legal counsel that its fiduciary obligations under applicable law require it to do so.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF HOST AND HMC.

     The obligations of Host and HMC with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

     8.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. All representations and warranties of Select Force contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though such representations and warranties had been made as of that time; all the terms, covenants and conditions of this Agreement to be complied with and performed by Select Force on or before the Closing Date shall have been duly complied with and performed in all material respects; and certificates to the foregoing effect dated the Closing Date, and signed by Select Force and the Select Force Shareholders, as the case may be, shall have been delivered to Host.

     8.2 SATISFACTION. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to Host and its counsel.

     8.3 NO LITIGATION. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transactions contemplated hereunder and no governmental agency or body shall have taken any other action or made any request of Select Force or the Select Force Shareholders as a result of which Host deems it inadvisable to proceed with the transactions hereunder.

     8.4 CONSENTS AND APPROVALS. The shareholders of Host shall have approved this Agreement. All necessary consents and approvals as listed in
Schedule 3.19 shall have been obtained. All necessary consent of and filings with any governmental authority or agency relating to the consummation of the transaction contemplated herein shall have been obtained and made and no action or proceeding shall have been instituted or threatened to restrain or prohibit the transactions hereunder and no governmental agency or body shall have taken any other action or made any request of Select Force or the Select Force Shareholders as a result of which Host deems it inadvisable to proceed with the transactions hereunder.

     8.5 GOOD STANDING CERTIFICATES. Select Force shall have delivered to Host a certificate, dated as of a date no later than ten days prior to the Closing Date, duly issued by the Secretary of State of Select Force's state of incorporation that Select Force is in good standing and that all state franchise and/or income tax returns and taxes for each for all periods prior to the Closing have been filed and paid.

     8.6 NO MATERIAL ADVERSE CHANGE. No event or circumstance shall have occurred with respect to Select Force which would constitute a Material Adverse Effect.

     8.7 OFFICER'S CERTIFICATE. Host shall have received a certificate or certificates, dated the Closing Date and signed by the President of Select Force, certifying the truth and correctness of attached copies of its Articles of Incorporation (including amendments thereto) and Bylaws (including amendments thereto).

     8.8 INCUMBENCY CERTIFICATE AND OTHER DOCUMENTS. Host shall have received an incumbency certificate or certificates, dated the Closing Date and signed by the Secretary of Select Force certifying the names, titles and signatures of the officers authorized to execute the documents referred to in this Section 8 and such additional supporting documentation and other information with respect to the transactions contemplated hereunder as Host or their counsel may reasonably request.

     8.9 OPINION OF COUNSEL. Host shall have received an opinion from counsel for Select Force, dated the Closing Date, in form and substance reasonably satisfactory to counsel for Host.

     8.10 RELEASE OF OBLIGATIONS AND STOCK OPTIONS. Host shall have obtained a release of each of the officers and directors of Select Force related to all matters involving Select Force.

     8.11 EMPLOYMENT AND NONCOMPETITION AGREEMENTS. Tammi Didlot shall have executed an employment agreement for a period of three years in the form attached hereto as Exhibit A. The sole director of Select Force, Roger Lockhart shall have executed a Noncompetition Agreement in the form attached hereto as Exhibit B.

     8.12 LOAN DOCUMENTS. Webster Bank shall have granted to Host a waiver of certain loan covenants contained in the Loan Agreement. Host shall have negotiated, and Select Force, Host and Lindley shall have executed such documents as may be required by Webster Bank to modify or amend the Loan Agreement, and related agreements thereto.

9.   CONDITIONS PRECEDENT TO OBLIGATIONS OF SELECT FORCE AND THE
SHAREHOLDERS.

     The obligations of Select Force and the Select Force Shareholders with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

     9.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. All the representations and warranties of Host and HMC contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that time; all the terms, covenants and conditions of this Agreement to be complied with and performed by Host and HMC on or before the Closing Date shall have been duly complied with and performed in all material respects; and certificates to the foregoing effect dated the Closing Date, and signed by Host and HMC shall have been delivered to Select Force.

     9.2 SATISFACTION. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to Select Force or the Select Force Shareholders, and their counsel.

     9.3 NO LITIGATION. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transactions hereunder and no governmental agency or body shall have taken any other action or made any request of Host as a result of which Select Force and the Select Force Shareholders deem it inadvisable to proceed with the transactions hereunder.

     9.4 CONSENTS AND APPROVALS. The Select Force Shareholders shall have approved this Agreement. All necessary consents and approvals as listed in
Schedule 4.19 shall have been obtained. All necessary consent of and filings with any governmental authority or agency relating to the consummation of the transaction contemplated herein shall have been obtained and made and no action or proceeding shall have been instituted or threatened to restrain or prohibit the transactions hereunder and no governmental agency or body shall have taken any other action or made any request of Host as a result of which Select Force and the Select Force Shareholders deem it inadvisable to proceed with the transactions hereunder.

     9.5 NO MATERIAL ADVERSE CHANGE. No event or circumstance shall have occurred with respect to Host or HMC which would constitute a Material Adverse Effect.

     9.6 INCUMBENCY CERTIFICATE AND OTHER DOCUMENTS. Select Force and the Select Force Shareholders shall have received an incumbency certificate or certificates, dated the Closing Date, and signed by the Secretary of Host, certifying the names, titles and signatures of the officers authorized to execute the documents referred to in this Section 9 and such additional supporting documentation and other information with respect to the transactions contemplated hereunder as Select Force and the Select Force Shareholders or their counsel may reasonably request.

     9.7 OPINION OF COUNSEL. Select Force shall have received an opinion from counsel for Host and HMC, dated the Closing Date, in form and substance reasonably satisfactory to counsel for Select Force.

     9.8 OFFICER'S CERTIFICATE. Select Force shall have received a certificate or certificates, dated the Closing Date and signed by the President of Host, certifying the truth and correctness of attached copies of its Articles of Incorporation (including amendments thereto) and Bylaws (including amendments thereto).

10.  ADDITIONAL AGREEMENTS.

     10.1 REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement as soon as practicable after the date hereof. Host, shall promptly prepare and file with the SEC a proxy statement (the "Proxy Statement") and Host will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene a meeting of its shareholders to consider and vote upon the adoption of this Agreement. Select Force shall cooperate with Host in the preparation of the Proxy Statement, including providing such information about Select Force and its plans with respect to Host after the Merger as may be reasonably requested by Host.

     10.2 COMPLETION OF THE DISCLOSURE LETTERS. Select Force shall use its reasonable best efforts to complete and deliver to Host and HMC the Select Force Disclosure Letter on or before 30 days after the date first above written. Host and HMC shall use their reasonable best efforts to complete and deliver to Select Force and the Select Force Shareholders the Host Disclosure letter on or before 30 days after the date first above written.

     10.3 PUBLIC ANNOUNCEMENTS. The initial press release of Host with respect to this Agreement shall be reviewed and approved by Select Force. Thereafter, Host shall consult with Select Force prior to issuing any press releases or otherwise making public announcements with respect to this Agreement and the transactions contemplated by this Agreement, except as may be required by law.

     10.4 FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, common, proper or advisable under applicable legal requirements, to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, Host, HMC, Select Force and the Select Force Shareholders, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

     10.5 HOST MERGER CORPORATION.  Upon execution of this Merger
Agreement, Host shall act promptly to form a Colorado corporation, Host Merger Corporation ("HMC"), in accordance with Sections 1.4 and 4.3 hereof. As soon as it has been established, Host shall cause HMC to execute this Merger Agreement.

     10.6 AUDIT OF SELECT FORCE. Host agrees to pay all expenses related to the independent audit of Select Force.

     10.7 NASDAQ LISTING. Host agrees to file with the Nasdaq SmallCap Market a Notification Form for Listing of Additional Shares with regards to the shares of Host Common Stock issuable pursuant to this Agreement.

11.  TERMINATION OF AGREEMENT.

     11.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date solely:

          (a)  By mutual consent of all of the parties hereto;

          (b) By Select Force, on the one hand, or by Host and HMC on the other hand, if the transactions contemplated by this Agreement to take place at the Closing shall not have been consummated by December 31, 2001, which date may be continued for up to an additional ninety (90) days to permit clearance by the SEC of the Proxy Statement, unless the failure of such transactions to be consummated is due to the failure of the party seeking to terminate this Agreement to perform any of its obligations under this Agreement to the extent required to be performed by it prior to or on the Closing Date;

          (c) By Select Force, on the one hand, or by Host and HMC, on the other hand, if a material breach of the representations or a material breach or default shall be made by the other party in the observance or in the due and timely performance of any of the covenants or agreements contained herein, and the curing of such default shall not have been made on or before the Closing Date or by the Select Force Shareholders, if the conditions set forth in Section 9 hereof have not been satisfied or waived as of the Closing Date, or by Host, if the conditions set forth in Section 8 hereof have not been satisfied or waived as of the Closing Date;

          (d) By Select Force if the Host Disclosure Letter shall not have been completed and delivered to Select Force on or before 30 days after the date first above written, or if the Host Disclosure Letter contains information which causes Select Force to determine it would be inadvisable to proceed with the transactions hereunder; and Select Force has provided written notification to Host on or before ten (10) days after receipt of Host Disclosure Letter that Agreement is terminated;

          (e) By Host and HMC if the Select Force Disclosure Letter shall not have been completed and delivered to Host and HMC on or before 30 days after the date first above written, or if the Select Force Disclosure Letter contains information which causes Host and HMC to determine it would be inadvisable to proceed with the transactions hereunder, and Host and HMC has provided written notification to Select Force on or before 10 days after receipt of the Select Force Disclosure Letter that the Agreement is terminated;

          (f) By Select Force on or before on or before 30 days after the date first above written, if it determines that the merger would result in an adverse tax obligation and the parties to this Agreement have not been able to agree to a restructuring of the transaction.

     11.2 LIABILITIES IN EVENT OF TERMINATION. Termination of this Agreement will in no way limit any obligation or liability of any party based on or arising from a breach or default by such party with respect to any of its representations, warranties, covenants or agreements contained in this Agreement or in the Schedules delivered by such party, including, but not limited to, legal and audit costs and out of pocket expenses.

12.  RESERVED.

13.  GENERAL PROVISIONS.

     13.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations and warranties of the parties hereto contained in this Agreement or in any writing delivered pursuant hereto or at the Closing shall survive the execution and delivery of this Agreement and the Closing and the consummation of the transactions contemplated hereby (and any examination or investigation by or on behalf of any party hereto) until the date twelve months after the Closing Date (except for claims in respect thereof pending at such time, which shall survive until finally resolved or settled); provided, also, the representations, warranties, covenants and agreements in Section 3.18 shall survive until the expiration of the statutory period of limitations for assessment of tax deficiencies, including any extensions thereof, for each taxable period of Select Force which begins before the Closing Date and the representations, warranties, covenants and agreements in Section 5 shall survive until the expiration of the applicable period of limitations, including any extensions thereof. No action may be commenced with respect to any representation, warranty, covenant or agreement in this Agreement, or in any writing delivered pursuant hereto, unless written notice, setting forth in reasonable detail the claimed breach thereof, shall be delivered pursuant to Section 13.7 to the party or parties against whom liability for the claimed breach is charged on or before the termination of the survival period specified in
Section 13.1 for such representation, warranty, covenant or agreement.

     13.2 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     13.3 ENTIRE AGREEMENT. This Agreement and any attachments hereto, the Select Force Disclosure letter and the Schedules thereto (including the schedules, exhibits and annexes attached hereto and thereto), the Host Disclosure Letter and the Schedules thereto (including the schedules, exhibits and annexes attached hereto and thereto) and the documents delivered pursuant hereto constitute the entire agreement and understanding among the parties and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement, upon execution, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by all parties.

     13.4 COUNTERPARTS. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     13.5 BROKERS AND AGENTS. Each party represents and warrants that it employed no broker or agent in connection with this transaction, except as provided in Schedule 13.5.

     13.6 EXPENSES. Except as otherwise specifically provided herein, each party to this Agreement shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby, including, without limitation, all legal fees and fees of any brokers, finders or similar agents.

     13.7 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or by telecopy or facsimile upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (iii) on the 5th business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

          (a)  If to Host or HMC:

               Host America Corporation
               2 Broadway
               Hamden, CT  06518
               Facsimile: (203) 230-8776
               Attention: Geoffrey Ramsey

               with a copy to:

               Berenbaum, Weinshienk & Eason, P.C.
               370 17th Street, Suite 2600
               Denver, CO 80202
               Facsimile: (303) 629-7610
               Attention: John Wills, Esq.

          (b)  If to Select Force or the Select Force Shareholders:

               Roger Lockhart
               Select Force Incorporated
               P.O. Box 10
               Beaver, Arkansas  72613
               Facsimile:  (501) 253-5256
               Attention:  Roger Lockhart

               with a copy to:

               Brewer & Pritchard, P.C.
               Three Riverway, Suite 1800
               Houston, Texas 77056

               Facsimile: (713) 659-5302
               Attention: Thomas C. Pritchard, Esq.

     13.8 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado.

     13.9 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

     13.10 EXERCISE OF RIGHTS AND REMEDIES. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

     13.11 TIME. Time is of the essence with respect to this Agreement.

     13.12 REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     13.13 REMEDIES CUMULATIVE. No right, remedy or election given by any term of this Agreement shall be deemed exclusive, but each shall be cumulative with all other rights, remedies and elections available at law or in equity.

     13.14 CAPTIONS; CONSTRUCTION. The headings of this Agreement are inserted for convenience only, and shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof. This Agreement has been fully reviewed and negotiated by the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against any party under any rule of construction or otherwise.

        (the remainder of this page is intentionally left blank)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HOST AMERICA CORPORATION           SELECT FORCE, INCORPORATED


By:/s/ GEOFFREY RAMSEY             By: /s/ ROGER LOCKHART
   --------------------------         -----------------------------
Name: Geoffrey Ramsey              Name: Roger Lockhart
     ------------------------           ---------------------------
Title: Chief Executive Officer     Title: Chairman of the Board
      -----------------------            --------------------------


HOST MERGER CORPORATION


By: /s/ GEOFFREY RAMSEY
   --------------------------
Name: Geoffrey Ramsey
     ------------------------
Title: Chief Executive Officer
      -----------------------

                           AMENDMENT AGREEMENT
                           -------------------


     THIS AMENDMENT AGREEMENT ("Agreement") dated as of December 19, 2001, is made among Host America Corporation, a Colorado corporation ("Host"), Host Merger Corporation, a Colorado corporation ("HMC") and Select Force, Incorporated, an Oklahoma corporation ("Select Force").

     Host, HMC and Select Force are parties to a certain Merger Agreement dated for reference purposes October 26, 2001 ("Merger Agreement"). The parties have agreed to certain amendments to the Merger Agreement, subject to the terms and conditions hereof.

     Accordingly, the parties agree as follows:

     1.   Definition.
          ----------

          (a) TERMS DEFINED IN THE MERGER AGREEMENT. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement.

     2.   Amendments to the Merger Agreement.
          ----------------------------------

          (a) AMENDMENTS. The Merger Agreement shall be amended as follows effective as of the date of this Amendment:

          (i) Section 10.2 shall be deleted and replaced with the following:

                    COMPLETION OF THE DISCLOSURE LETTERS Select Force shall use its reasonable best efforts to complete and deliver to Host and HMC the Select Force Disclosure Letter on or before December 21, 2001. Host and HMC shall use their reasonable best efforts to complete and deliver to Select Force and the Select Force Shareholders the Host Disclosure letter on or before December 21, 2001.

          (ii) Section 11.1(b) shall be deleted and replaced with the following:

                    By Select Force, on one hand, or by Host and HMC on the other hand, if the transactions contemplated by this Agreement to take place at Closing shall not have been consummated by March 31, 2002, which date may be continued for up to an additional ninety (90) days to permit clearance by the SEC of the Proxy Statement, unless the failure of such transactions to be consummated is due to the failure of the parties seeking to terminate this Agreement to perform any of its obligations under this

                    Agreement to the extent required to be performed by it prior to or on the Closing Date; provided however, that all parties shall agree to any continuation of the March 31, 2002 date;

              (iii) Section 11.1(d) shall be deleted and replaced with the following:

                         By Select Force, if the Host Disclosure Letter shall not have been completed and delivered to Select Force on or before December 21, 2001, or if the Host Disclosure Letter contains information which causes Select Force to determine it would be inadvisable to proceed with the transaction hereunder; and Select Force has provided written notification to Host on or before ten (10) days after the receipt of the Host Disclosure Letter that the Agreement is terminated;

               (iv) Section 11.1(e) shall be deleted and replaced with the following:

                         By Host and HMC, if the Select Force Disclosure Letter shall not have been completed and delivered to Host and HMC on or before December 21, 2001, or if the Select Force Disclosure Letter contains information which causes Host and HMC to determine it would be inadvisable to proceed with the transactions hereunder and Host and HMC have provided written notification to Select Force on or before ten (10) days after receipt of the Select Force Disclosure Letter that the Agreement is terminated;

          (b) REFERENCE WITHIN THE MERGER AGREEMENT. Each reference in the Merger Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Merger Agreement as amended by this Amendment.

     3.   Miscellaneous
          -------------

          (a) MERGER AGREEMENT OTHERWISE NOT EFFECTIVE. Except as expressly amended hereto, the Merger Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

          (b) GOVERNING LAW. This Amendment shall be construed in accordance with the laws of the State of Colorado.

          (c) COMPLETE AGREEMENT; AMENDMENTS. This Amendment together the Merger Agreement and any attachments hereto, the Select Force Disclosure Letter and the schedules thereto (including the schedules, exhibits and annexes hereto and thereto), the Host Disclosure Letter and the schedules thereto (including the schedules, exhibits and annexes hereto and thereto) and the documents delivered pursuant to the Merger Agreement or Amendment constitute the entire agreement and understanding among the parties and supercede any prior written agreement and understanding relating to the subject matter thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 13.3 of the Merger Agreement.

          (d) REFORMATION AND SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal, unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal, and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such revision shall be severed from this Amendment and in either case the validity, legality, and enforceability of the remaining provisions of this Amendment shall not be in any way affected or impaired hereby.

          (e) COUNTERPARTS. This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

          (f) ASSIGNMENT. Neither this Amendment nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise) without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Amendment will be binding upon, inure to the benefit of and be enforceable by the parties and the respective successors and assigns.



            (Remainder of this page intentionally left blank)

     IN WITNESS WHEREFOR, the parties have duly executed the Amendment as of the date first above written.
HOST AMERICA CORPORATION           SELECT FORCE, INCORPORATED


By:/s/ GEOFFREY RAMSEY             By: /s/ ROGER LOCKHART
   --------------------------         -----------------------------
Name: Geoffrey Ramsey              Name: Roger Lockhart
     ------------------------           ---------------------------
Title: Chief Executive Officer     Title: Chairman of the Board
      -----------------------            --------------------------


HOST MERGER CORPORATION


By: /s/ GEOFFREY RAMSEY
   --------------------------
Name: Geoffrey Ramsey
     ------------------------
Title: Chief Executive Officer
      -----------------------













                 [Signature page to Amendment Agreement]

                               APPENDIX D


                      FORM OF EMPLOYMENT AGREEMENT
                            FOR TAMMI DIDLOT

                                 [LOGO]

                    NON-COMPETITION, NON-SOLICITATION
                        AND EMPLOYMENT AGREEMENT


     This NON-COMPETITION, NON-SOLICITATION AND EMPLOYMENT AGREEMENT is made and entered into as of October __, 2001 by and between Host America Corporation a Colorado corporation (the "Company") and Tammi Didlot (the "Employee").

     WHEREAS, the Company has purchased the assets of Select Force located at 6601 North Broadway, Suite 344, Oklahoma City, OK 73132, and Employee is employed by Select Force.

     WHEREAS, the Company desires to employ the Employee, and the Employee desires to accept such employment, on the terms and conditions set forth herein.

     The parties agree as follows:

     1. DEFINITIONS. The following terms shall have the indicated meanings when used in this Agreement, unless the context requires otherwise:

          a. "Effective Date" shall be immediately upon the execution of this Agreement by both parties.

          b. "Benefit Plan" shall mean each vacation pay, sick pay, retirement, welfare, medical, dental, disability, life insurance or other employee benefit plan, program or arrangement.

          c. "Cause" shall mean (i) the conviction of Employee of a felony or (ii) the admission by Employee of an act of fraud or embezzlement involving assets of the Company or its customers, suppliers or affiliates or (iii) the reasonable determination by the Company communicated by written notice to the Employee that there has been a material breach by the Employee of any of Employee's material obligations under this Agreement which results in a material adverse effect on the Company, provided that if such a conduct is of a nature subject to cure the Company will have given the Employee prior written notice of such conduct and its intention to terminate Employee's employment and afforded the Employee a reasonable opportunity to cure Employee's conduct.

          d. "Date of Termination" shall mean (A) if termination of employment occurs by reason of death, the date of Employees' death or (B) if termination of employment occurs for any other reason, the date on which a Notice of Termination is delivered to the other party.

          e. "Notice of Termination" shall mean a written notice, which shall set forth in reasonable detail the facts, and circumstances that provided the basis for such termination.

                                 [LOGO]

     2. EMPLOYMENT. The Company hereby employs Employee, and Employee hereby accepts employment with the Company, on the terms and subject to the conditions set forth herein

          The Company hereby agrees to employ and engage the services of the Employee to act in the capacity of, President of Select Force. Employee's primary responsibility will be to achieve sales growth. Employee will also be responsible for managing the Oklahoma City office in an efficient manner. To aid in the administration functions, the Company will assist in the general bookkeeping of Select Force. As an Executive, the Employee's duties and authorities will be consistent with such position and Employee shall be subject to the direction and control of the President of the Company. Employee's authorization levels are attached to this Agreement as Attachment A. The Employee agrees, during Employee's employment, to devote substantially Employee's full business time to the business and affairs of the Company (except for (a) services on Corporate, civic, or charitable boards or committees, which do not significantly interfere with the performance of Employee's responsibilities hereunder, (b) such reasonable time as shall be required for the investment of the Employee's assets, which do not significantly interfere with the performance of
Employee's responsibilities, and (c)   periods of vacation and sick leave
to which Employee is entitled) and to use Employee's best efforts to promote the interests of the Company and to perform faithfully and efficiently the responsibilities of an Executive.

     3. TERM. This Agreement and Employee's employment will continue for a term of three (3) years from the date of this Agreement, unless and until terminated by either party in accordance with the terms of this agreement.

     4.   TERMINATION OF SERVICE.

          a. TERMINATION UPON DEATH. Employee's employment hereunder shall terminate upon Employee's death.

          b. TERMINATION UPON DISABILITY. If, as a result of a complete mental or physical disability, Employee shall have been absent from Employee's duties hereunder on a full-time basis for three (3) consecutive months, ("Disability") and, within 30 days after the Company notifies Employee in writing that it intends to replace Employee, Employee shall not have returned to the performance of Employee's duties on a full-time basis, the Company shall be entitled to terminate Employee's employment. In addition, Employee shall, upon Employee's Disability, have the right to terminate Employee's employment with the Company. If such employment is terminated (whether by the Company or by Employee as a result of Employee's Disability, the following shall apply:

          c. The Company shall continue to pay Employee the Base Salary to which Employee would otherwise be entitled through the remainder of the calendar month during which such termination is effective.

                                 [LOGO]

          d. TERMINATION FOR CAUSE. The Company shall be entitled to terminate Employee's employment for Cause, in which event the Company shall continue to pay Employee the Base Salary to which Employee would otherwise be entitled through the Date of Termination;

          e. TERMINATION BY EMPLOYEE. Employee may terminate this Agreement at the end of the third year of the Term of this Agreement upon ninety-day (90) prior written notice to the Company.


     In the event of a termination of this agreement by Employee resulting from a breach described in section (d) above, the provisions of Section 9 of this Agreement shall also be terminated as the date of termination of this Agreement.

          f. NOTICE OF TERMINATION. Any termination of Employee's employment by the Company shall be communicated by a Notice of Termination to the other party.

     5.   COMPENSATION AND OTHER BENEFITS.

          a. BASE SALARY. During each Contract Year of the term hereof, the Company will pay to the Employee for services rendered by Employee to the Company compensation at a rate of $82,420. Per year (the "Base Salary") to be paid weekly. Yearly increases will be based on performance.

          b. BENEFIT PLANS. Employee shall be entitled to participate in and receive benefits under all of the Company's Benefit Plans or programs generally available to senior management of the Company, including, any 401 K Plan, retirement, disability insurance plans and all other plans or programs. Nothing paid to Employee under any Benefit Plan presently in effect or made available in the future shall be deemed to be in lieu of compensation payable to Employee hereunder. The Company shall pay the full premium applicable to any such benefits for the Employee and Employee's dependents.

               (i) VACATION TIME. During the term hereof, Employee shall be entitled up to three (3) weeks paid vacation during each Contract Year, as Employee deems reasonable. Any vacation time that is not taken in a given Contract Year shall be carried forward to the following Contract Year or Contract Years, as the case may be, but in no event more than two (2) weeks, on a cumulative basis. No monetary equivalent will be allowed in lieu of actual vacation days.

               (ii) SICK TIME. During the term hereof, Employee shall be entitled up to five (5) days of paid sick leave during each Contract Year. Any sick leave that is not taken in a given Contract Year shall be carried forward to the following Contract Year or Contract Years, as the case may be, but in no event more than two (2) weeks, on a cumulative basis. No monetary equivalent will be allowed in lieu of actual sick leave.

                                 [LOGO]

          c. INCENTIVE PLAN. Within three (3) months of the Effective Date, the Company will develop a quarterly incentive plan paid in a combination of the Company's stock and cash based on a 50% split of profits over 10%.

          d. OTHER BENEFITS. Company will nominate and support nomination of Employee to a seat on the Board of Directors for Company.

     6. DEDUCTIONS. The Employee authorizes the Company to make such deductions and withholdings from Employee's compensation as are required by law or as reasonable directed by the Company for its Employees generally, which deduction will include, without limitation, deductions for federal and state income taxes and Social Security.

     7.   NON-DISCLOSURE OF CONFIDENTIAL, PROPRIETARY AND TRADE SECRET
INFORMATION.

          a. "Confidential, Proprietary and Trade Secret Information" shall mean any secret or information of a secret, proprietary, or confidential nature relating to the Company and/or any client which is known to the Employee as a result of Employee's employment with the Company or originated by the Employee, including, without limitation, all methods, processes, products, techniques, know-how, marketing strategies and plans, data, financial statements and projections, business plans, inventions, improvements, or discoveries (whether or not patenable or copyrightable), price lists, forecasts, customer lists, customer files, and customer requirements, unless such information is in the public domain to such an extent as to be readily available to competitors.

          b. The Employee acknowledges that the Confidential, Proprietary and Trade Secret Information constitutes a valuable and unique asset of the Company with independent economic value. The Employee agrees that Employee will not, directly or indirectly, use, communicate, disclose, disseminate, or put in the public domain, any Confidential, Proprietary and Trade Secret Information or any other information of a secret, proprietary, confidential, or generally undisclosed nature relating to the business of the Company. The Employee hereby assigns any rights Employee may otherwise possess in any Confidential, Proprietary and Trade Secret Information to the Company.

          c. This section shall survive the termination of the Employee's employment.

          d. Nothing in this Agreement is intended to limit the Company's rights under an applicable trade secrets statute.

          e. Employee understands that a violation of this Agreement may result in disciplinary action, including possible termination, and/or legal action.

     9. NON-SOLICITATION AND COVENANT NOT TO COMPETE. In consideration of the Employee's employment by the Company as an Executive and because the Employee shall have access to Confidential, Proprietary and Trade Secret Information, the Employee hereby covenants as follows:

                                 [LOGO]

     For a period of three (3) years from the Effective Date or one (1) year from the termination of Employee's employment, whichever is longer, the Employee agrees that, within the territory defined below, Employee shall not directly or indirectly, personally, by agency, as an employee, through a corporation, partnership, limited liability company, or by any other artifice or device, provide or attempt:

          (a)  to provide any services in the employee screening industry.

          (b) to provide any employee screening services to any of the Company's clients to which, within one year prior to the termination of this Agreement, the Employee has provided services in any capacity on behalf of the Company, or the Employee has been introduced or about which the Employee has received information through the Company or through any Client for which the Employee has performed services in any capacity on behalf of the Company.

          (c) to retain or attempt to retain for himself or any other party, the services of any person, including any of the Company's employees or consultants, who have provided services to or on behalf of the Company within one year prior to the termination of the Employee's employment, and to whom the Employee has been introduced or about whom the Employee has received information through the Company or through any Client for which the Employee has performed services in any capacity on behalf of the Company.

          (d) to utilize Confidential, Proprietary or Trade Secret Information to solicit any suppliers or customers of the Company or in any way induces them not to continue in their relationship with the Company. Furthermore, Employee covenants and agrees not to disrupt, damage, impair or interfere with the business or operations of the Company, including by way of the Company, including by way of disrupting its relationships with customers, agents, representatives, vendors, or otherwise.

     The term "territory" means the geographic area within a one hundred fifty (150) mile radius of a facility of location of Select Force's operations and any account that Select Force provided services or solicited.

     The Employee acknowledges that irreparable harm to the Company will result from the breach of the Covenant Not to Compete. Notwithstanding anything to the contrary herein contained, in the event of a material breach by the Company of its obligations under this Agreement, which breach is continuing and remains uncured for a period of ninety (90) days and so long as the Employee is not in material breach of Employee's obligations under this Agreement, then the provisions of this section 9 shall be unenforceable.

     10. RIGHTS AND BENEFITS PERSONAL. Except as herein otherwise specifically provided, the rights and benefits of the Employee under this Agreement are personal to Employee and no such rights or benefits will be subject to voluntary or involuntary alienation, assignment, or transfer.

                                 [LOGO]

     11. NON-ALIENATION. The Employee shall not have any right to pledge, hypothecate, anticipate, or in any way create a lien or security interest upon any amounts provided under this Agreement; and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts, or by operation of law, except by will or the laws of descent and distribution.

     12. ATTORNEYS' FEES. Employee and Company acknowledges that Employee's or Company's breach of any of the provisions of this Agreement could result in irreparable and unreasonable harm to the Company or the Employee and that injunctive relief, as well as damages, would be appropriate for a breach of any of such provisions. If any action or proceeding is brought because of an alleged dispute or default in connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs in connection with such action or proceeding in addition to all other recovery or relief.

     13. SEVERABILITY. Whenever there is any conflict between any provision of this Agreement and any statute, law, regulation, or judicial precedent, the latter will prevail, but in each such event, the provisions of this Agreement thus affected will be curtailed and limited only to the extent necessary to bring them within the requirement of law. If any part, section, paragraph, or clause of this Agreement will be held by a court of proper jurisdiction to be indefinite, invalid, or otherwise unenforceable, the entire Agreement will not fail on account thereof, but the balance of this Agreement will continue in full force and effect unless such construction would be clearly contrary to the intention of the parties or would be unconscionable.

     14. ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement together constitutes the entire Agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by both parties. No waiver of any of the provisions of this Agreement will be deemed to or will constitute a waiver of any other provisions, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

     15. NOTICES. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Employee at the last address Employee has filed in writing with the Company or, in the case of the Company, Attention: President, at its principal business offices.

     16. SUCCESSOR TO THE COMPANY. Except as may be otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company.

     17. JURISDICTION AND VENUE. The parties acknowledge that the execution of this Agreement has occurred or will occur in the State of Connecticut. Without limiting the right of the parties to pursue their rights and remedies under this Agreement (or under any judgment obtained in respect thereof) in any appropriate jurisdiction, the parties hereby irrevocably consent to the jurisdiction and venue of the courts of the State of Connecticut or any United

States court of competent jurisdiction situated therein, to adjudicate any legal action commenced by a party and waive any objections they may at any time have to such jurisdiction and venue.

     18. GOVERNING LAW. The provisions for this Agreement for all purposes will be construed in accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the following Agreement was executed as of the date and year first above written.


                              HOST AMERICA CORPORATION, a
                              Colorado Corporation


                              By:  ____________________________
                                   Geoffrey Ramsey, President



                              Employee:


                              __________________________________
                              Tammi Didlot

                                 [LOGO]


                                EXHIBIT A
                                ---------

                          EMPLOYEE'S AUTHORITY


     Pursuant to the terms and conditions of the Employment Agreement to which this Exhibit A is attached, Employee is hired to solicit sales for all services rendered by Select Force and such other sales as directed by the Company. The Employee will have the authority to incur expenses and make commitments within the guidance set forth below. The following actions require the consent of Host America.

          1.   Incurring a single general operating expenses above $5,000

          2. Hiring or terminating employees with total annual compensation greater than $30,000.

          3. Annual base salary increases for employees of 10% or greater and all bonus payments (subject to any bonus plans in existence or, in the future) for employees in excess of $10,000 per annum in the aggregate.

          4. Hiring and compensation changes with related party employees.

          5.   Any capital expenditures over $5,000.

          6. New leases or modifications to existing leases where the aggregate lease commitment are above $5,000.

          7. Engagement of any marketing, management or other business consultant.

          8. Execution of consumer contracts where the expected total revenue is in excess of $10,000.

All expense reports are to be submitted in accordance with the Company's policies as in place from time to time.

                               APPENDIX E


                    FORM OF NON-COMPETITION AGREEMENT
                           FOR ROGER LOCKHART

                  NON-COMPETITION, CONFIDENTIALITY, AND
                  -------------------------------------
                       NON-SOLICITATION AGREEMENT
                       --------------------------

     This Non-Competition, Confidentiality, and Non-Solicitation Agreement (the "Agreement") is dated October __, 2001, between HOST AMERICA
CORPORATION ("Company") and MR. ROGER LOCKHART ("Seller").

                                RECITALS
                                --------

     A. The Company and Select Force, Inc. ("Select Force") are parties to a Merger Agreement ("Merger Agreement") dated October , 2001 pursuant to which the Company is purchasing all of the issued and outstanding shares of Select Force.

     B. The Seller is the record and beneficial holder of approximately forty-nine percent (49%) of the issued and outstanding shares of Select Force's capital stock and is an officer and the sole director of Select Force.

     C. Pursuant to the Merger Agreement, Seller is receiving from Company a total of 345,933 shares of the Company's Common Stock, representing sixteen percent (16%) of the total outstanding Common Stock of the Company following the merger.

     D. The Seller is entering into this Agreement as a condition to and as additional consideration for the closing under the Merger Agreement.

                                AGREEMENT
                                ---------

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   SELLER'S ACKNOWLEDGEMENT.  Seller acknowledges that

          a. He is an officer, director and forty-nine percent (49%) shareholder of Select Force and is one of the principal persons responsible for the success of Select Force;

          b. Contemporaneously herewith the Company is acquiring one hundred percent (100%) of the issued and outstanding shares of Select Force's stock; and

          c. It will likely materially jeopardize the Company's business and substantially reduce the value of the Company's acquisition if the Seller violated the provisions of this Agreement.

     2. NON-COMPETITION AGREEMENT. The Seller covenants and agrees that for a period of one (1) year from and after the date of this Agreement, Seller will not, directly or indirectly (through one or more intermediates), whether individually or as an officer, director, shareholder, partner, owner, member, manager, employee or consultant, operate or assist any corporation, partnership, limited liability company or other business enterprise in operating any pre-employment screening service company or company offering similar type services within the geographic territory described as the United States.

     3. CONFIDENTIALITY. "Confidential Information" shall mean any information known to Seller as a result of Seller's involvement as an officer and director of Select Force from and after the date of Seller's involvement with Select Force (including information originated by Seller) of a secret, proprietary or confidential nature relating to Select Force and its operations including without limitation, all methods, trade secrets, processes, products, techniques, know-how, marketing plans, data, improvements, strategies, forecasts, client lists, prospective client lists, mailing lists, client information, marketing programs, accounting systems, unless such information is now or thereafter in the public domain to such an extent as to be readily available to competitors. Seller agrees that Seller will not at any time from and after the date of this Agreement, directly or indirectly, use, communicate, disclose, disseminate, or put into the public domain any Confidential Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to Select Force or its operations, products, processes or services. The parties acknowledge that this paragraph shall survive for a period of one (1) year from and after the date of this Agreement.

     4. NON-SOLICITATION OF CLIENTS. Seller convenants and agrees that for a period of one (1) year from and after the date of this Agreement, Seller will not directly or indirectly solicit existing clients of Select Force.

     5. NON-SOLICITATION OF EMPLOYEES. Seller convenants and agrees that for a period of one (1) year from and after the date of this Agreement, Seller will not directly or indirectly solicit any employees, consultants, contractors or suppliers engaged by the Company or its subsidiaries for the purpose of inducing them to commence a relationship with any business which operates any pre-employment screening service company or company offering similar services in the United States.

     6. SPECIFIC ENFORCEMENT; LEGAL FEES. Seller acknowledges that Seller's breach of any provision of this Agreement would be likely to result in irreparable and unreasonable harm to the Company or its subsidiaries and injunctive relief as well as actual damages would be appropriate for breach of any such provision. In the event of any legal proceedings arising under this Agreement, the prevailing party shall be awarded its reasonable attorney fees and costs. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, SELLER'S CUMULATIVE LIABILITY FOR DAMAGES OF ANY KIND RESULTING FROM OR ARISING OUT OF THIS AGREEMENT SHALL NOT EXCEED THE TOTAL NUMBER OF SHARES RECEIVED BY SELLER FROM THE COMPANY PURSUANT TO THE MERGER AGREEMENT. THIS LIMITATION SHALL APPLY EVEN IF THE REMEDY FAILS IN ITS ESSENTIAL PURPOSE.

     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Seller and his respective heirs, executors, assigns and administrators and shall inure to the benefit of the Company and its successors and assigns.

     8. SEVERABILITY. Whenever there is any conflict between any provision of this Agreement and statute, law, regulations or judicial proceeding, the latter shall prevail, but in each such event, the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring them within the requirement of the law. In the event that any part, section, paragraph or clause of this Agreement shall be held by a court of proper jurisdiction to be indefinite, invalid or otherwise unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such consideration would be clearly contrary to the intention of the parties or would be unconscionable.

     9. GOVERNING LAW. The legality, validity and enforceability and interpretation of this Agreement shall be governed by the laws of the State of Colorado without giving effect to the principles of conflicts of law.

     In WITNESS WHEREOF, this Agreement has been executed as of the date set forth above.

HOST AMERICA CORPORATION           ROGER LOCKHART


BY:______________________________  ___________________________________
Its:_____________________________

PROXY                                                               PROXY
-----                                                               -----
                        HOST AMERICA CORPORATION

-------------------------------------------------------------------------

               PROXY FOR THE ANNUAL MEETING OF SHAREHOLDER
                   SOLICITED BY THE BOARD OF DIRECTORS
-------------------------------------------------------------------------

     The undersigned hereby constitutes and appoints Geoffrey W. Ramsey and David J. Murphy, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.001 par value common stock or preferred stock of Host America Corporation, a Colorado corporation at the annual meeting of shareholders to be held at Two Broadway, Hamden, Connecticut at 9:00 a.m. eastern time, on March 28, 2002, and any and all adjournments thereof, for the following purposes:

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF ALL PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     A vote FOR the following proposals is recommended by the board of directors:

1. To approve the merger and issuance of 700, 000 shares of Host common stock to shareholders of Selectforce, Inc. ("Select"), an Oklahoma corporation, and related transactions pursuant to the merger agreement dated as of October 26, 2001 by and among Host and Select pursuant to which Select will merge with Host Merger Corp ("HMC"), a Colorado corporation and wholly-owned subsidiary of Host. A vote in favor of the merger will also be a vote in favor of the election of Tammi Didlot to serve on the board of directors as a Class II director, until the next annual meeting of shareholders.

                         [   ] FOR    [   ] AGAINST    [   ] ABSTAIN

2.   To elect two Class I directors to serve for the next three years.

     Patrick J. Healy    [   ] FOR    [   ] AGAINST    [   ] ABSTAIN
     John D'Antona       [   ] FOR    [   ] AGAINST    [   ] ABSTAIN

3. To ratify the selection of DiSanto Bertoline & Company, P.C. as independent auditors of Host for the year ending June 28, 2002.

                         [   ] FOR    [   ] AGAINST    [   ] ABSTAIN

               CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.    [   ]

     _________________________________________
     _________________________________________
     _________________________________________
     _________________________________________

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.

DO YOU PLAN TO ATTEND THE ANNUAL MEETING:  [   ]   YES      [   ] NO

     Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased shareholder should give their title. Please date the proxy.

Signature(s) __________________________     Date:____________________

             __________________________     Date:____________________